UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811–05387

  Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

  101 John F. Kennedy Parkway, Short Hills, NJ  07078–2705

(Address of principal executive offices)      (Zip code)

  Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403–1906

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (210) 912–2100

Date of fiscal year end:     12/31

Date of reporting period:    6/30/18

Item 1.  Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter

June 30, 2018

Franklin Mutual Beacon Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Beacon Fund Shareholder:

Securities markets started 2018 with positive momentum. Investors began the year focused on global economic growth, strong corporate profits across most developed markets and the potential benefits of US corporate and personal tax cuts. However, volatility and market downturns emerged due to political risks and trade tariffs, a temporary deceleration in developed market economic activity during the first quarter, and higher bond yields amid potential signs of increasing inflation pressures and likely interest rate hikes. Although some risks faded, such as the first-quarter deceleration in economic growth, the potential for an escalating trade war between the US and its trading partners remained a meaningful uncertainty for investors. For the period ended June 30, 2018, US stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), produced a +2.65% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, returned +0.76%, while investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, had a -1.62% total return.1

Market performance was rather uneven during the period. Although the S&P 500 performed positively, most of the gains could be accounted for by a small number of companies. The list of those leading performers showed a concentration in information technology and internet-focused companies, or businesses that directly benefit from increased online commerce. It is no surprise, therefore, that growth stocks managed to outpace value stocks during the period. The Russell

1000® Growth Index returned +7.25%, while the Russell 1000® Value Index had a -1.69% total return.1

We do not know how long growth will continue to outpace value, but historically, periods of solid and steady economic growth have been a positive backdrop for value stocks. Low unemployment rates, increased business investment and solid consumer spending are all constructive signs for such a pace of economic growth. The US Federal Reserve’s efforts to gradually raise interest rates may be favorable for financial equities.

Value investing often requires an investor to be contrarian in nature. We continue to maintain a bottom-up stock-picking process that is disciplined, driven by rigorous fundamental analysis and attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

Although economic and investment fundamentals still appear to be favorable, the return of volatility is another reminder that securities markets are dynamic. As we enter into the second half of 2018, market sentiment may easily turn again given the uncertainty regarding an escalation in trade tensions, the upcoming US midterm elections, Brexit, the ability of US tax cuts to prolong the current economic expansion, and the pace of

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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inflation. Therefore, we believe active, professional investment management serves investors well.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual Beacon Fund	3

Performance Summary	9

Your Fund’s Expenses	11

Financial Highlights and Statement of Investments	12

Financial Statements	23

Notes to Financial Statements	27

Shareholder Information	39

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Mutual Beacon Fund

This semiannual report for Franklin Mutual Beacon Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in equity securities of US and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a -1.87% cumulative total return for the six months ended June 30, 2018. In comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, posted a +0.76% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The Fund held 37.0% of total net assets in foreign securities.

market stocks reached a new all-time high in January 2018, as measured by the MSCI All Country World Index (ACWI). During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Near period-end, an overall easing of tensions in the Korean peninsula relieved investors, but ongoing US trade disputes with its allies and China hindered global markets.

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter was negative, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The

2. Source: Bureau of Labor Statistics.

country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of

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arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In the first half of 2018, positive corporate fundamentals were overshadowed by political and economic concerns. Corporate profits in the US and other developed markets continued their impressive year-over-year pace of growth. In the US and other developed markets, economic activity moderated during the first quarter, but appeared to have recovered during the second quarter. Financial markets were also aided by improved industrial commodity prices, most notably crude oil. Nonetheless, investor sentiment became less upbeat and volatility returned to financial markets, after an historically calm 2017.

As investors entered 2018, overall US equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) were elevated relative to most historical benchmarks. The uneven equity market performance during the period and the strong pace of corporate earnings growth helped to reduce valuations somewhat. At the same time, the rise in volatility provided us with select opportunities to initiate or add to positions in companies that we believed were trading at undeservedly discounted prices.

A further escalation of trade-related rhetoric and tariffs, in our view, could have important consequences for the US and abroad. We have already begun to see disruptions to global supply chains and added pressure on China’s financial and credit markets. Additional tariffs imposed by the US and its trading partners could rattle business confidence, curb corporate earnings growth, undermine favorable fundamentals in specific industries, provoke further financial market volatility and raise uncertainty regarding the solid pace of global growth.

Europe’s equity market overall was still trading at an attractively lower price-to-earnings multiple and higher

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/18
% of Total Net Assets

Pharmaceuticals	13.3%

Media	11.5%

Banks	9.6%

Oil, Gas & Consumable Fuels	6.8%

Software	5.4%

Wireless Telecommunication Services	4.0%

Insurance	3.9%

Diversified Telecommunication Services	3.6%

Health Care Equipment & Supplies	3.6%

Electrical Equipment	3.1%

dividend yield than the US equity market at period-end. However, in addition to trade tensions, we are paying close attention to Brexit negotiations, Italy’s new populist government, a potentially fraying relationship between Germany’s two conservative parties and the future of the international nuclear deal with Iran. As of period-end, we still believe Europe’s economic recovery is fairly resilient, but any of the aforementioned challenges has the potential to fuel volatility and even slow economic growth. In such an environment, we believe domestically oriented companies may fare relatively better.

In Asia, we have said for some time that China needs to address the high level of corporate leverage, and the People’s Bank of China has recently mandated that much of the debt residing in the shadow banking market be brought back onto bank balance sheets. The resulting burden may impair bank earnings in the short term, which, in our view, is underappreciated by many investors and could create some investment opportunities. Meanwhile, Japan’s government has proposed further amendments to its Corporate Governance Code. We believe the proposals have the potential to drive further improvements in capital allocation and operating discipline, which have long been a concern of investors. We have become more interested in finding opportunities to take advantage of this emerging trend.

Mergers and acquisitions (M&A) have remained active. In the first half of 2018, the market received some clarity regarding the regulatory environment when a federal judge ruled in favor

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of AT&T and Time Warner3, and against the US Department of Justice (DOJ) in its antitrust lawsuit. The judge decided the DOJ had failed to show the merger would be anti-competitive, and the deal closed promptly after the opinion was released. In response, the shares of companies involved in several other pending deals traded higher, indicating a higher expected probability of closing. The market also saw the development of a bidding war between Walt Disney and Comcast for control of Twenty-First Century Fox and Sky. As the year began, Disney had a deal to buy Fox and Fox had an offer pending to acquire the 61% of Sky it did not own. Comcast subsequently launched bids for both companies, and when Fox raised its bid for Sky, Comcast promptly raised its bid to a higher level. Comcast has indicated it will not bid further for Fox and, while Fox could raise its bid for Sky, it appears most likely that Comcast will purchase Sky. This bidding war showed the ongoing uncertainty in media, in which major media firms believe they need even more scale to compete with internet rivals that are experiencing significant growth. The Top 10 Sectors/Industries table on page 5 lists media and also other leading industries in which the Fund currently invests. We expect ongoing activity in M&A markets and, with the increased regulatory clarity provided by the Time Warner decision, further opportunities in merger arbitrage.

Finding mispriced risk in credit markets remains difficult due in part to the decline in debt covenants, which include terms that restrict financial activities by the borrower or set parameters for specific financial metrics. The search is also complicated by private equity firms involved in leveraged buyout transactions using increasingly liberal interpretations of credit agreements and bond indentures to potentially shift valuable assets beyond the reach of creditors. We have directed much of our focus on out-of-favor industries in pursuit of securities with the potential to benefit most from liquidity-enhancing events, such as asset sales, the ability to issue secured debt within existing agreements, and free-cash flow that could buy time for a company to weather its financial storm.

Fund Performance

Turning to Fund performance, top positive contributors included UK-based pharmaceutical company GlaxoSmithKline, UK-based global integrated oil and gas company Royal Dutch Shell and multinational software company Microsoft.

3. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

Top 10 Equity Holdings
6/30/18
Company Sector/Industry, Country	% of Total Net Assets

Medtronic PLC Health Care Equipment & Supplies, U.S.	3.6%

Novartis AG Pharmaceuticals, Switzerland	3.6%

Eli Lilly & Co. Pharmaceuticals, U.S.	3.5%

Wells Fargo & Co. Banks, U.S.	3.1%

Merck & Co. Inc. Pharmaceuticals, U.S.	3.1%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	3.1%

Sensata Technologies Holding PLC Electrical Equipment, U.S.	3.1%

Cognizant Technology Solutions Corp. IT Services, U.S.	3.0%

British American Tobacco PLC Tobacco, U.K.	2.9%

Capital One Financial Corp. Consumer Finance, U.S.	2.9%

GlaxoSmithKline is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Investors reacted positively to GlaxoSmithKline’s March announcements that it had pulled out of the auction for Pfizer’s3 consumer health business and agreed to buy Novartis out of its consumer health care joint venture for $13 billion. In our view, not purchasing the Pfizer consumer business at a high price demonstrated capital discipline and the ability to exercise restraint by not overpaying for strategically desirable assets, thus enhancing management credibility. In addition, not consummating the Pfizer consumer-asset deal eliminated concerns around a potential cut to the dividend to finance the deal, which had been a serious concern for investors. Also, investors have become more willing to give Glaxo some credit for research and development returns improving under the new management team.

Shares of Royal Dutch Shell were supported by rising crude oil prices and strong operational performance. Crude oil prices rose due to the continuing trend of strengthening demand but only a gradual rise in supply, reinforced by the Organization of the Petroleum Exporting Countries and non-member country Russia agreeing to a modest increase in crude oil production in

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June 2018. In addition, Shell has continued to be disciplined with its capital spending, and has stated its intention to buy back $25 billion in stock by 2020, but has been reluctant to commit to a start date. We believe the recent stream of closed and announced asset sales, including a placement of more assets into its master limited partnership, coupled with the strength of crude oil prices during the period, position the company for a near-term commencement of the buyback program.

Microsoft continued to reap the rewards of its rapidly growing cloud computing business and its effort to move Microsoft Office software clients to its subscription-based services. In February and April 2018, Microsoft reported solid quarterly growth in revenues and earnings per share. The company also increased its operating margin estimate for 2018. We believe Microsoft’s cloud computing and subscription-based services can continue to grow at a strong pace, which may further lift its operating margin.

During the period under review, Fund investments that detracted from performance included British American Tobacco, UK-based global mobile telecommunications company Vodafone Group and US-based digital security and storage provider Symantec.

British American Tobacco’s stock price faced downward pressure due to the potential for additional regulation in the US and concerns regarding next generation products. In March 2018, the US Food and Drug Administration issued an Advance Notice of Proposed Rulemaking, which started the process of examining the possibility of regulating nicotine levels in combustible cigarettes. The process may not result in regulation, but if it does, many experts believe the review could take seven to 10 years before a rule is adopted in the marketplace. Meanwhile, JUUL, produced by JUUL Labs3 has emerged as a popular e-cigarette in the US. JUUL’s growth rate is high and its product is popular with young consumers. It is unclear to what degree JUUL is cannibalizing the combustible market, but it has hurt investor sentiment toward the industry.

Vodafone Group reported better-than-expected fiscal year-end results in May 2018, but the outlook for fiscal year 2019 was below expectations with much of the growth forecast to come in the latter part of the year. In addition, Vodafone chief executive officer (CEO) Vittorio Colao announced his intention to retire in October 2018. The CEO’s decision was not a total surprise given his decade long tenure, but the timing was unexpected given Vodafone’s purchase of certain Liberty Global3 assets that is still being reviewed by government regulators. We believe that Vodafone will receive regulatory approval. In addition, the naming of Nick Read, the current chief financial officer (CFO), as the new CEO, and promoting the deputy CFO, signal the board’s focus on operating performance after a period of addressing the major strategic issues facing the company.

Shares of Symantec tumbled in May 2018 when the company disclosed an internal investigation resulting from concerns raised by a former employee that could result in a restatement of prior financials, as well as lowered earnings guidance. The stock partially recovered when Symantec’s management provided more information regarding the investigation and reassured investors that financial statements would likely not need to be restated.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

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Thank you for your participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

Christian Correa, CFA
Co-Portfolio Manager

Mandana Hormozi
Co-Portfolio Manager

Aman Gupta, CFA
Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

Christian Correa has been portfolio manager for Franklin Mutual Beacon Fund since 2007 and a co-portfolio manager since December 2010. He joined Franklin Templeton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Mandana Hormozi has been a co-portfolio manager for Franklin Mutual Beacon Fund since 2010 and was assistant portfolio manager for the Fund since 2009. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

Aman Gupta has been a co-portfolio manager for Franklin Mutual Beacon Fund since January 2018 and was assistant portfolio manager for the Fund since 2013. He has been an analyst for Franklin Mutual Advisers since 2010. Previously, Mr. Gupta was a senior equity analyst and director at Evergreen Investments, where he covered the health care industry with additional responsibilities in the consumer and industrials sectors.

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Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
6-Month	-1.87%	-1.87%
1-Year	+3.22%	+3.22%
5-Year	+52.16%	+8.76%
10-Year	+98.04%	+7.07%

A
6-Month	-2.00%	-7.61%
1-Year	+2.92%	-3.02%
5-Year	+50.17%	+7.19%
10-Year	+92.43%	+6.14%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN MUTUAL BEACON FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses3

Share Class
Z	0.78%
A	1.03%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$981.30	$3.93	$1,020.83	$4.01	0.80%
A	$1,000	$980.00	$5.15	$1,019.59	$5.26	1.05%
C	$1,000	$976.10	$8.82	$1,015.87	$9.00	1.80%
R	$1,000	$979.10	$6.38	$1,018.35	$6.51	1.30%
R6	$1,000	$981.90	$3.59	$1,021.17	$3.66	0.73%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	11

FRANKLIN MUTUAL BEACON FUND

Financial Highlights

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Class Z

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$16.61	$15.30	$14.30	$16.59	$16.91	$13.36

Income from investment operations[a]:

Net investment income[b]	0.19	0.29	0.37 [c]	0.29	0.54 [d]	0.31

Net realized and unrealized gains (losses)	(0.50)	1.90	1.93	(0.99)	0.62	3.56

Total from investment operations	(0.31)	2.19	2.30	(0.70)	1.16	3.87

Less distributions from:

Net investment income	—	(0.31)	(0.37)	(0.37)	(0.69)	(0.32)

Net realized gains	—	(0.57)	(0.93)	(1.22)	(0.79)	—

Total distributions	—	(0.88)	(1.30)	(1.59)	(1.48)	(0.32)

Net asset value, end of period	$16.30	$16.61	$15.30	$14.30	$16.59	$16.91

Total return[e]	(1.87)%	14.39%	16.11%	(4.14)%	6.82%	29.11%

Ratios to average net assets[f]

Expenses[g,h]	0.80%	0.78%	0.80%	0.84% [i]	0.83%	0.80%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.04%	0.04%	—%	[j]

Net investment income	2.26%	1.78%	2.48% [c]	1.73%	3.14% [d]	2.02%

Supplemental data

Net assets, end of period (000’s)	$2,542,199	$2,700,327	$2,564,120	$2,420,165	$2,774,929	$2,876,322

Portfolio turnover rate	19.63%	24.80%	30.94%	35.80%	40.06%	32.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.81%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$16.47	$15.18	$14.20	$16.47	$16.80	$13.28

Income from investment operations[a]:

Net investment income[b]	0.16	0.25	0.33 [c]	0.24	0.49 [d]	0.26

Net realized and unrealized gains (losses)	(0.49)	1.87	1.91	(0.97)	0.60	3.54

Total from investment operations	(0.33)	2.12	2.24	(0.73)	1.09	3.80

Less distributions from:

Net investment income	—	(0.26)	(0.33)	(0.32)	(0.63)	(0.28)

Net realized gains	—	(0.57)	(0.93)	(1.22)	(0.79)	—

Total distributions	—	(0.83)	(1.26)	(1.54)	(1.42)	(0.28)

Net asset value, end of period	$16.14	$16.47	$15.18	$14.20	$16.47	$16.80

Total return[e]	(2.00)%	14.09%	15.80%	(4.33)%	6.48%	28.70%

Ratios to average net assets[f]

Expenses[g,h]	1.05%	1.03%	1.05%	1.12% [i]	1.13%	1.10%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.04%	0.04%	—%	[j]

Net investment income	2.01%	1.53%	2.23% [c]	1.45%	2.84% [d]	1.72%

Supplemental data

Net assets, end of period (000’s)	$904,932	$983,048	$992,306	$1,019,568	$1,101,706	$1,148,409

Portfolio turnover rate	19.63%	24.80%	30.94%	35.80%	40.06%	32.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.56%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$16.34	$15.06	$14.10	$16.36	$16.70	$13.21

Income from investment operations[a]:

Net investment income[b]	0.10	0.12	0.22 [c]	0.12	0.37 [d]	0.15

Net realized and unrealized gains (losses)	(0.49)	1.86	1.88	(0.96)	0.59	3.51

Total from investment operations	(0.39)	1.98	2.10	(0.84)	0.96	3.66

Less distributions from:

Net investment income	—	(0.13)	(0.21)	(0.20)	(0.51)	(0.17)

Net realized gains	—	(0.57)	(0.93)	(1.22)	(0.79)	—

Total distributions	—	(0.70)	(1.14)	(1.42)	(1.30)	(0.17)

Net asset value, end of period	$15.95	$16.34	$15.06	$14.10	$16.36	$16.70

Total return[e]	(2.39)%	13.25%	14.94%	(5.06)%	5.78%	27.79%

Ratios to average net assets[f]

Expenses[g,h]	1.80%	1.78%	1.80%	1.84% [i]	1.83%	1.80%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.04%	0.04%	—%	[j]

Net investment income	1.26%	0.78%	1.48% [c]	0.73%	2.14% [d]	1.02%

Supplemental data

Net assets, end of period (000’s)	$223,680	$260,113	$275,138	$285,333	$320,832	$336,222

Portfolio turnover rate	19.63%	24.80%	30.94%	35.80%	40.06%	32.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$16.28	$15.01	$14.05	$16.33	$16.68	$13.19

Income from investment operations[a]:

Net investment income[b]	0.14	0.21	0.30 [c]	0.20	0.44 [d]	0.23

Net realized and unrealized gains (losses)	(0.48)	1.84	1.89	(0.97)	0.61	3.50

Total from investment operations	(0.34)	2.05	2.19	(0.77)	1.05	3.73

Less distributions from:

Net investment income	—	(0.21)	(0.30)	(0.29)	(0.61)	(0.24)

Net realized gains	—	(0.57)	(0.93)	(1.22)	(0.79)	—

Total distributions	—	(0.78)	(1.23)	(1.51)	(1.40)	(0.24)

Net asset value, end of period	$15.94	$16.28	$15.01	$14.05	$16.33	$16.68

Total return[e]	(2.09)%	13.76%	15.58%	(4.61)%	6.31%	28.34%

Ratios to average net assets[f]

Expenses[g,h]	1.30%	1.28%	1.30%	1.34% [i]	1.33%	1.30%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.04%	0.04%	—%	[j]

Net investment income	1.76%	1.28%	1.98% [c]	1.23%	2.64% [d]	1.52%

Supplemental data

Net assets, end of period (000’s)	$1,785	$1,601	$2,035	$2,343	$2,246	$1,956

Portfolio turnover rate	19.63%	24.80%	30.94%	35.80%	40.06%	32.95%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.31%.

dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013[a]
Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$16.60	$15.30	$14.30	$16.58	$16.88	$14.77

Income from investment operations[b]:

Net investment income[c]	0.19	0.37	0.38 [d]	0.30	0.56 [e]	0.24

Net realized and unrealized gains (losses)	(0.49)	1.82	1.93	(0.98)	0.63	2.21

Total from investment operations	(0.30)	2.19	2.31	(0.68)	1.19	2.45

Less distributions from:

Net investment income	—	(0.32)	(0.38)	(0.38)	(0.70)	(0.34)

Net realized gains	—	(0.57)	(0.93)	(1.22)	(0.79)	—

Total distributions	—	(0.89)	(1.31)	(1.60)	(1.49)	(0.34)

Net asset value, end of period	$16.30	$16.60	$15.30	$14.30	$16.58	$16.88

Total return[f]	(1.81)%	14.42%	16.20%	(3.98)%	6.91%	16.83%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	0.75%	0.72%	0.71%	0.74%	0.74%	2.10%

Expenses net of waiver and payments by affiliates[h,i]	0.73%	0.71%	0.71%	0.74% [j]	0.74%	0.71%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.04%	0.04%	—%	[k]

Net investment income	2.33%	1.85%	2.57% [d]	1.83%	3.23% [e]	2.11%

Supplemental data

Net assets, end of period (000’s)	$94,956	$106,845	$604	$48,844	$50,868	$6

Portfolio turnover rate	19.63%	24.80%	30.94%	35.80%	40.06%	32.95%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.90%.

eNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.83%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

Statement of Investments, June 30, 2018 (unaudited)

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests 87.7%
	Aerospace & Defense 2.2%
	BAE Systems PLC	United Kingdom	9,660,380	$82,515,492

	Auto Components 0.2%
a,b,c	International Automotive Components Group Brazil LLC	Brazil	2,846,329	64,720
a,b,c	International Automotive Components Group North America LLC	United States	22,836,904	6,837,118

				6,901,838

	Banks 9.6%
	JPMorgan Chase & Co.	United States	890,830	92,824,486
	Societe Generale SA	France	2,347,322	99,045,159
	Standard Chartered PLC	United Kingdom	5,639,077	51,577,677
	Wells Fargo & Co.	United States	2,124,250	117,768,420

				361,215,742

	Chemicals 0.0%
a,b,d	Dow Corning Corp., Contingent Distribution	United States	12,598,548	—

	Communications Equipment 2.1%
	Cisco Systems Inc.	United States	1,892,542	81,436,082

	Consumer Finance 2.9%
	Capital One Financial Corp.	United States	1,177,898	108,248,826

	Diversified Telecommunication Services 3.6%
	AT&T Inc.	United States	1,624,759	52,171,012
	Koninklijke KPN NV	Netherlands	31,514,874	85,791,539

				137,962,551

	Electric Utilities 1.3%
	PG&E Corp.	United States	1,150,400	48,961,024

	Electrical Equipment 3.1%
a	Sensata Technologies Holding PLC	United States	2,429,802	115,609,979

	Food & Staples Retailing 0.4%
a	Rite Aid Corp.	United States	8,457,611	14,631,667

	Health Care Equipment & Supplies 3.6%
	Medtronic PLC	United States	1,576,090	134,929,065

	Hotels, Restaurants & Leisure 2.6%
	Accor SA	France	1,986,209	97,511,078

	Industrial Conglomerates 1.8%
	General Electric Co.	United States	5,029,200	68,447,412

	Insurance 3.9%
	American International Group Inc.	United States	1,865,900	98,930,018
	The Hartford Financial Services Group Inc.	United States	922,900	47,187,877

				146,117,895

	Internet Software & Services 1.3%
a	Baidu Inc., ADR	China	203,847	49,534,821

	IT Services 3.0%
	Cognizant Technology Solutions Corp., A	United States	1,437,830	113,574,192

	Media 11.5%
a	Charter Communications Inc., A	United States	312,587	91,653,635
	Comcast Corp., A	United States	2,366,700	77,651,427
a	Cumulus Media Inc., A	United States	38,388	575,820
a	Cumulus Media Inc., B	United States	57,236	901,467
a	Cumulus Media Inc., wts., 6/04/38	United States	43,343	682,652

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Media (continued)
a	DISH Network Corp., A	United States	920,041	$30,922,578
	Sky PLC	United Kingdom	3,293,149	63,559,646
	Twenty-First Century Fox Inc., B	United States	1,321,800	65,125,086
	The Walt Disney Co.	United States	994,700	104,254,507

				435,326,818

	Metals & Mining 0.1%
	Warrior Met Coal Inc.	United States	207,416	5,718,459

	Oil, Gas & Consumable Fuels 6.8%
	Kinder Morgan Inc.	United States	3,867,500	68,338,725
	Royal Dutch Shell PLC, B.	United Kingdom	3,013,217	107,977,062
	The Williams Cos. Inc.	United States	2,906,532	78,796,082

				255,111,869

	Pharmaceuticals 13.3%
	Eli Lilly & Co.	United States	1,537,339	131,181,137
	GlaxoSmithKline PLC	United Kingdom	5,783,258	116,836,488
	Merck & Co. Inc.	United States	1,938,577	117,671,624
	Novartis AG, ADR	Switzerland	1,774,190	134,022,313

				499,711,562

	Software 6.5%
a	Check Point Software Technologies Ltd.	Israel	816,412	79,747,124
a	Dell Technologies Inc., V	United States	502,400	42,492,992
	Microsoft Corp.	United States	613,844	60,531,157
	Symantec Corp.	United States	2,955,337	61,027,709

				243,798,982

	Specialty Retail 1.0%
	Dufry AG	Switzerland	287,527	36,695,691

	Tobacco 2.9%
	British American Tobacco PLC	United Kingdom	2,179,619	110,242,900

	Wireless Telecommunication Services 4.0%
a	T-Mobile U.S. Inc.	United States	791,700	47,304,075
	Vodafone Group PLC	United Kingdom	42,709,235	103,677,813

				150,981,888

	Total Common Stocks and Other Equity Interests (Cost $2,806,862,098)			3,305,185,833

	Management Investment Companies (Cost $40,343,454) 1.2%
	Diversified Financial Services 1.2%
a	Altaba Inc.	United States	615,600	45,068,076

	Preferred Stocks 4.7%
	Automobiles 1.8%
e	Porsche Automobil Holding SE, 3.226%, pfd	Germany	1,075,600	68,564,312

	Technology Hardware, Storage & Peripherals 2.9%
e	Samsung Electronics Co. Ltd., 3.397%, pfd	South Korea	3,148,550	106,278,382

	Total Preferred Stocks (Cost $103,867,873)			174,842,694

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Principal Amount	Value
	Corporate Notes and Senior Floating Rate Interests 1.2%
f,g	Cumulus Media New Holdings Inc., Term Loan, 6.60%, (1-month USD LIBOR + 4.50%), 5/13/22	United States	$10,817,798	$10,770,470
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	16,691,000	15,230,538
	senior note, 11.00%, 9/15/25	United States	23,907,000	19,237,963

	Total Corporate Notes and Senior Floating Rate Interests (Cost $48,035,679)			45,238,971

	Corporate Notes and Senior Floating Rate Interests in Reorganization 0.8%
b,c,h	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,848	—
h	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	18,873,000	14,390,662
	[f,g]Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	15,813,483	12,103,244
	[f,g]Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	5,080,935	3,887,500

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $38,808,737)			30,381,406

			Shares
	Companies in Liquidation 0.0%†
a,b,d	Tribune Media, Litigation Trust, Contingent Distribution	United States	502,320	—
a,d	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	74,588,735	606,034
a	Vistra Energy Corp., Litigation Trust, TRA	United States	1,256,451	816,693

	Total Companies in Liquidation (Cost $7,652,096)			1,422,727

	Total Investments before Short Term Investments (Cost $3,045,569,937)			3,602,139,707

			Principal Amount
	Short Term Investments 3.0%
	U.S. Government and Agency Securities 3.0%
i	FHLB, 7/02/18	United States	$23,800,000	23,800,000
i	U.S. Treasury Bill,
	[j] 7/26/18 - 11/15/18	United States	45,000,000	44,759,293
	7/05/18 - 12/20/18	United States	46,000,000	45,921,572

	Total U.S. Government and Agency Securities (Cost $114,467,157)			114,480,865

	Total Investments (Cost $3,160,037,094) 98.6%			3,716,620,572
	Securities Sold Short (2.2)%			(82,694,229)
	Other Assets, less Liabilities 3.6%			133,624,696

	Net Assets 100.0%			$3,767,551,039

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares	Value
k	Securities Sold Short (2.2)%
	Common Stocks (2.2)%
	Internet Software & Services (1.1)%
	Alibaba Group Holding Ltd., ADR	China	221,616	$(41,116,416)

	Software (1.1)%
	VMware Inc., A	United States	282,900	(41,577,813)

	Total Securities Sold Short (Proceeds $ 78,294,579)			$(82,694,229)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eVariable rate security. The rate shown represents the yield at period end.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(e) regarding senior floating rate interests.

hSee Note 8 regarding credit risk and defaulted securities.

iThe security was issued on a discount basis with no stated coupon rate.

jA portion or all of the security has been segregated as collateral for securities sold short. At June 30, 2018, the aggregate value of these securities pledged amounted to $40,604,071, representing 1.1% of net assets.

kSee Note 1(d) regarding securities sold short.

At June 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	1,194	$175,167,263	9/17/18	$1,727,202
GBP/USD	Short	1,648	136,330,800	9/17/18	2,076,221

Total Futures Contracts					$3,803,423

*As of period end.

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FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	3,610,164	$4,187,235	7/12/18	$34,795	$—
Euro	BOFA	Buy	12,431,274	14,591,639	7/12/18	—	(53,462)
Euro	BOFA	Sell	2,240,375	2,736,401	7/12/18	116,319	—
Euro	BONY	Buy	7,059	8,195	7/12/18	60	—
Euro	BONY	Buy	1,924,641	2,267,499	7/12/18	—	(16,661)
Euro	HSBK	Buy	2,284,417	2,687,103	7/12/18	—	(15,513)
Euro	HSBK	Buy	6,318,230	7,340,516	7/12/18	48,554	—
Euro	HSBK	Sell	15,335,639	18,620,641	7/12/18	685,856	—
Euro	SSBT	Buy	2,436,450	2,849,940	7/12/18	—	(550)
Euro	SSBT	Sell	1,687,030	2,063,395	7/12/18	90,441	—
Euro	UBSW	Buy	530,879	621,359	7/12/18	—	(504)
Euro	UBSW	Buy	3,404,732	3,947,213	7/12/18	34,567	—
Euro	UBSW	Sell	13,684,803	16,605,065	7/12/18	600,905	—
British Pound	BOFA	Buy	3,336,276	4,400,105	7/16/18	9,289	—
British Pound	BOFA	Buy	5,026,466	6,745,471	7/16/18	—	(102,234)
British Pound	BOFA	Sell	3,257,748	4,591,145	7/16/18	285,536	—
British Pound	BONY	Buy	2,956,952	3,899,362	7/16/18	8,698	—
British Pound	BONY	Sell	1,430,287	2,058,111	7/16/18	167,770	—
British Pound	HSBK	Buy	5,098,524	6,765,094	7/16/18	—	(26,622)
British Pound	HSBK	Sell	21,571,334	29,491,253	7/16/18	981,466	—
British Pound	SSBT	Buy	1,202,424	1,585,438	7/16/18	3,747	—
British Pound	UBSW	Buy	1,202,423	1,586,085	7/16/18	3,099	—
British Pound	UBSW	Sell	20,427,406	27,863,208	7/16/18	865,294	—
Euro	BOFA	Buy	1,945,863	2,253,928	7/26/18	24,108	—
Euro	BONY	Buy	1,027,570	1,188,797	7/26/18	14,188	—
Euro	BONY	Sell	5,706,879	7,158,481	7/26/18	477,392	—
Euro	HSBK	Buy	1,171,994	1,358,962	7/26/18	13,100	—
Euro	HSBK	Sell	5,706,879	7,157,910	7/26/18	476,822	—
Euro	SSBT	Buy	500,000	581,083	7/26/18	4,271	—
South Korean Won	HSBK	Buy	7,997,317,000	7,329,786	8/10/18	—	(150,994)
South Korean Won	HSBK	Sell	53,721,143,842	49,934,108	8/10/18	1,711,326	—
South Korean Won	UBSW	Buy	11,484,777,899	10,656,056	8/10/18	—	(346,746)
South Korean Won	UBSW	Sell	29,876,626,347	27,999,724	8/10/18	1,180,973	—
British Pound	BOFA	Sell	22,630,095	31,893,399	8/14/18	1,944,341	—
British Pound	BONY	Sell	17,060,640	23,874,858	8/14/18	1,296,515	—
British Pound	HSBK	Sell	3,956,109	5,547,103	8/14/18	311,521	—
British Pound	UBSW	Sell	8,410,083	11,723,539	8/14/18	593,492	—
Euro	BOFA	Buy	1,419,043	1,661,279	8/20/18	3,293	—
Euro	BONY	Buy	1,475,374	1,727,235	8/20/18	3,415	—
Euro	BONY	Sell	10,201,699	12,906,343	8/20/18	939,498	—
Euro	HSBK	Buy	1,419,043	1,658,176	8/20/18	6,397	—
Euro	SSBT	Buy	1,475,374	1,725,470	8/20/18	5,180	—
Euro	SSBT	Sell	10,201,699	12,902,344	8/20/18	935,498	—
Euro	UBSW	Buy	1,475,374	1,725,459	8/20/18	5,191	—
Euro	BOFA	Sell	213,455	268,060	10/10/18	16,658	—
Euro	HSBK	Sell	2,000,000	2,467,734	10/18/18	110,575	—
Euro	SSBT	Sell	4,564,995	5,593,735	10/18/18	213,525	—
Euro	UBSW	Sell	188,996	237,480	10/18/18	14,733	—
British Pound	BOFA	Sell	1,006,635	1,418,337	10/24/18	81,760	—

franklintempleton.com	Semiannual Report	21

FRANKLIN MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	HSBK	Sell	1,697,955	$2,355,790	10/24/18	$101,302	$—
British Pound	SSBT	Sell	17,635,339	24,936,899	10/24/18	1,521,284	—
British Pound	UBSW	Sell	5,209,766	7,322,865	10/24/18	405,511	—
Euro	SSBT	Sell	28,048,405	34,059,178	11/07/18	945,461	—
Euro	UBSW	Sell	28,048,405	34,052,446	11/07/18	938,729	—
South Korean Won	HSBK	Sell	17,664,627,206	16,494,574	11/09/18	575,787	—
South Korean Won	UBSW	Sell	34,716,047,504	32,428,235	11/09/18	1,143,263	—
Euro	HSBK	Sell	35,539,536	42,503,579	11/21/18	495,693	—
Euro	SSBT	Sell	35,539,535	42,512,392	11/21/18	504,507	—
British Pound	BONY	Sell	25,801,887	34,978,457	11/26/18	662,950	—
British Pound	UBSW	Sell	25,801,888	34,975,956	11/26/18	660,447	—

Total Forward Exchange Contracts						$22,275,102	$(713,286)

Net unrealized appreciation (depreciation)						$21,561,816

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 38.

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FRANKLIN MUTUAL BEACON FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,160,037,094

Value - Unaffiliated issuers	$3,716,620,572
Cash	823,437
Foreign currency, at value (cost $921,651)	930,814
Receivables:
Investment securities sold	33,683,284
Capital shares sold	949,596
Dividends and interest	12,151,474
European Union tax reclaims	2,489,148
Deposits with brokers for:
Securities sold short	84,850,217
Futures contracts	5,961,840
Unrealized appreciation on OTC forward exchange contracts	22,275,102
Other assets	2,682

Total assets	3,880,738,166

Liabilities:
Payables:
Investment securities purchased	18,935,126
Capital shares redeemed	3,840,196
Management fees	2,123,169
Distribution fees	779,205
Transfer agent fees	589,897
Trustees’ fees and expenses	220,463
Variation margin on futures contracts	2,953,425
Securities sold short, at value (proceeds $78,294,579)	82,694,229
Unrealized depreciation on OTC forward exchange contracts	713,286
Accrued expenses and other liabilities	338,131

Total liabilities	113,187,127

Net assets, at value	$3,767,551,039

Net assets consist of:
Paid-in capital	$2,909,132,306
Undistributed net investment income	42,974,350
Net unrealized appreciation (depreciation)	577,337,443
Accumulated net realized gain (loss)	238,106,940

Net assets, at value	$3,767,551,039

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN MUTUAL BEACON FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Class Z:
Net assets, at value	$2,542,198,886

Shares outstanding	156,000,782

Net asset value and maximum offering price per share	$16.30

Class A:
Net assets, at value	$904,931,981

Shares outstanding	56,078,107

Net asset value per share[a]	$16.14

Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.12

Class C:
Net assets, at value	$223,679,830

Shares outstanding	14,020,928

Net asset value and maximum offering price per share[a]	$15.95

Class R:
Net assets, at value	$1,784,778

Shares outstanding	111,992

Net asset value and maximum offering price per share	$15.94

Class R6:
Net assets, at value	$94,955,564

Shares outstanding	5,826,697

Net asset value and maximum offering price per share	$16.30

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL BEACON FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$55,380,841
Interest:
Unaffiliated issuers	4,431,940

Total investment income	59,812,781

Expenses:
Management fees (Note 3a)	13,227,309
Distribution fees: (Note 3c)
Class A	1,181,557
Class C	1,224,330
Class R	4,451
Transfer agent fees: (Note 3e)
Class Z	1,203,003
Class A	433,582
Class C	112,336
Class R	817
Class R6	18,183
Custodian fees (Note 4)	98,960
Reports to shareholders	100,997
Registration and filing fees	68,296
Professional fees	85,182
Trustees’ fees and expenses	69,397
Dividends on securities sold short	162,085
Other	36,177

Total expenses	18,026,662
Expense reductions (Note 4)	(8,643)
Expenses waived/paid by affiliates (Note 3f)	(7,964)

Net expenses	18,010,055

Net investment income	41,802,726

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	213,448,963
Non-controlled affiliates (Note 12)	10,196
Foreign currency transactions	(407,532)
Forward exchange contracts	(18,607,912)
Futures contracts	4,087,410
Securities sold short	907,182

Net realized gain (loss)	199,438,307

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(359,348,367)
Translation of other assets and liabilities denominated in foreign currencies	(412,671)
Forward exchange contracts	40,216,324
Futures contracts	8,043,020
Securities sold short	(4,972,083)
Change in deferred taxes on unrealized appreciation	672,158

Net change in unrealized appreciation (depreciation)	(315,801,619)

Net realized and unrealized gain (loss)	(116,363,312)

Net increase (decrease) in net assets resulting from operations	$(74,560,586)

*Foreign taxes withheld on dividends	$3,021,619
#Net of foreign taxes.	$155,569

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN MUTUAL BEACON FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$41,802,726	$65,956,895
Net realized gain (loss)	199,438,307	183,147,634
Net change in unrealized appreciation (depreciation)	(315,801,619)	281,136,333

Net increase (decrease) in net assets resulting from operations	(74,560,586)	530,240,862

Distributions to shareholders from:
Net investment income:
Class Z	—	(48,496,718)
Class A	—	(15,320,414)
Class C	—	(2,055,677)
Class R	—	(23,201)
Class R6	—	(1,872,829)
Net realized gains:
Class Z	—	(91,365,841)
Class A	—	(33,271,239)
Class C	—	(8,974,316)
Class R	—	(65,148)
Class R6	—	(2,256,073)

Total distributions to shareholders	—	(203,701,456)

Capital share transactions: (Note 2)
Class Z	(109,569,241)	(86,429,444)
Class A	(59,486,861)	(92,158,566)
Class C	(30,920,066)	(38,165,096)
Class R	231,596	(607,336)
Class R6	(10,078,351)	108,551,501

Total capital share transactions	(209,822,923)	(108,808,941)

Net increase (decrease) in net assets	(284,383,509)	217,730,465
Net assets:
Beginning of period	4,051,934,548	3,834,204,083

End of period	$3,767,551,039	$4,051,934,548

Undistributed net investment income included in net assets:
End of period	$42,974,350	$1,171,624

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FRANKLIN MUTUAL BEACON FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Beacon Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

franklintempleton.com	Semiannual Report	27

FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to

28	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2018, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2018, the Fund received $25,499,160 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

e. Senior Floating Rate Interests (continued)

generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	2,700,738	$44,876,995	12,158,938	$199,279,041
Shares issued in reinvestment of distributions	—	—	7,927,106	130,651,385
Shares redeemed	(9,285,461)	(154,446,236)	(25,064,661)	(416,359,870)

Net increase (decrease)	(6,584,723)	$(109,569,241)	(4,978,617)	$(86,429,444)

Class A Shares:
Shares sold	2,279,480	$37,698,470	5,808,494	$94,712,185
Shares issued in reinvestment of distributions	—	—	2,889,127	47,191,652
Shares redeemed	(5,899,855)	(97,185,331)	(14,375,309)	(234,062,403)

Net increase (decrease)	(3,620,375)	$(59,486,861)	(5,677,688)	$(92,158,566)

Class C Shares:
Shares sold	333,736	$5,450,003	1,150,062	$18,503,214
Shares issued in reinvestment of distributions	—	—	672,846	10,882,501
Shares redeemed	(2,231,577)	(36,370,069)	(4,170,647)	(67,550,811)

Net increase (decrease)	(1,897,841)	$(30,920,066)	(2,347,739)	$(38,165,096)

Class R Shares:
Shares sold	20,243	$338,568	32,014	$516,552
Shares issued in reinvestment of distributions	—	—	5,476	88,349
Shares redeemed	(6,588)	(106,972)	(74,775)	(1,212,237)

Net increase (decrease)	13,655	$231,596	(37,285)	$(607,336)

Class R6 Shares:
Shares sold	673,795	$11,234,727	6,649,392	$112,866,490
Shares issued in reinvestment of distributions	—	—	249,808	4,128,902
Shares redeemed	(1,282,252)	(21,313,078)	(503,515)	(8,443,891)

Net increase (decrease)	(608,457)	$(10,078,351)	6,395,685	$108,551,501

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.675% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$45,223
CDSC retained	$5,709

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $1,767,921, of which $799,989 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2018	$220,463
[b]Increase in projected benefit obligation	$1,577
Benefit payments made to retired trustees	$(2,037)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred post-October capital losses of $2,417,876.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,061,428,746

Unrealized appreciation	$813,752,244
Unrealized depreciation	(215,879,418)

Net unrealized appreciation (depreciation)	$597,872,826

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2018, aggregated $744,680,754 and $870,695,796, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $30,381,406, representing 0.8% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
10,848	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$10,848	$—
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,890,264	64,720
22,836,904	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	18,692,218	6,837,118

	Total Restricted Securities (Value is 0.2% of Net Assets)		$20,593,330	$6,901,838

11. Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$3,803,423	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC forward exchange contracts	22,275,102		Unrealized depreciation on OTC forward exchange contracts	713,286

Totals		$26,078,525			$713,286

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(18,607,912)	Forward exchange contracts	$40,216,324

	Futures contracts	4,087,410	Futures contracts	8,043,020

Totals		$(14,520,502)		$48,259,344

For the period ended June 30, 2018, the average month end notional amount of futures contracts represented $323,703,388. The average month end contract value of forward exchange contracts was $718,230,087.

See Note 1(c) regarding derivative financial instruments.

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	15,831,950	—	(15,831,950)[a]	—	$—	$—	$10,196	$—

aGross reduction was the result of a corporate action.

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$—	$—	$6,901,838		$6,901,838
Media	433,742,699	1,584,119	—		435,326,818
All Other Equity Investments	3,082,867,947	—	—	[c]	3,082,867,947
Corporate Notes and Senior Floating Rate Interests	—	45,238,971	—		45,238,971
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	30,381,406	—	[c]	30,381,406
Companies in Liquidation	—	1,422,727	—	[c]	1,422,727
Short Term Investments	90,680,865	23,800,000	—		114,480,865

Total Investments in Securities	$3,607,291,511	$102,427,223	$6,901,838		$3,716,620,572

Other Financial Instruments:
Futures Contracts	$3,803,423	$—	$—		$3,803,423
Forward Exchange Contracts	—	22,275,102	—		22,275,102

Total Other Financial Instruments	$3,803,423	$22,275,102	$—		$26,078,525

Liabilities:
Other Financial Instruments:
Securities Sold Short[a]	$82,694,229	$—	$—		$82,694,229
Forward Exchange Contracts	—	713,286	—		713,286

Total Other Financial Instruments	$82,694,229	$713,286	$—		$83,407,515

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred stocks and management investment companies as well as other equity investments.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 17, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

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FRANKLIN MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.			TRA	Tax Receivable Agreement Right
UBSW	UBS AG

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Beacon Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 17, 2018, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL BEACON FUND

SHAREHOLDER INFORMATION

establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods

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ended December 31, 2017. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested supplemental information and additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, it was noted that senior management of FTI is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2017, and had annualized total returns for the three- and five-year periods in the second-best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2017 was in the second-best performing quintile. The trustees discussed with management the reasons for the relative underperformance for the one-year period ended December 31, 2017. While noting such discussions, overall, the trustees were satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-least expensive quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2017, the most recent fiscal year-end of Franklin Resources, Inc. The trustees

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SHAREHOLDER INFORMATION

reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Franklin Mutual Beacon Fund
Investment Manager Franklin Mutual Advisers, LLC
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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	476 S 08/18

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
June 30, 2018

Franklin Mutual Global Discovery Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Global Discovery Fund Shareholder:

Securities markets started 2018 with positive momentum. Investors began the year focused on global economic growth, strong corporate profits across most developed markets and the potential benefits of US corporate and personal tax cuts. However, volatility and market downturns emerged due to political risks and trade tariffs, a temporary deceleration in developed market economic activity during the first quarter, and higher bond yields amid potential signs of increasing inflation pressures and likely interest rate hikes. Although some risks faded, such as the first-quarter deceleration in economic growth, the potential for an escalating trade war between the US and its trading partners remained a meaningful uncertainty for investors. For the period ended June 30, 2018, US stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), produced a +2.65% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, returned +0.76%, while investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, had a -1.62% total return.1

Market performance was rather uneven during the period. Although the S&P 500 performed positively, most of the gains could be accounted for by a small number of companies. The list of those leading performers showed a concentration in information technology and internet-focused companies, or businesses that directly benefit from increased online commerce. It is no surprise, therefore, that growth stocks managed to outpace value stocks during the period. The Russell

1000® Growth Index returned +7.25%, while the Russell 1000® Value Index had a -1.69% total return.1

We do not know how long growth will continue to outpace value, but historically, periods of solid and steady economic growth have been a positive backdrop for value stocks. Low unemployment rates, increased business investment and solid consumer spending are all constructive signs for such a pace of economic growth. The US Federal Reserve’s efforts to gradually raise interest rates may be favorable for financial equities.

Value investing often requires an investor to be contrarian in nature. We continue to maintain a bottom-up stock-picking process that is disciplined, driven by rigorous fundamental analysis and attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

Although economic and investment fundamentals still appear to be favorable, the return of volatility is another reminder that securities markets are dynamic. As we enter into the second half of 2018, market sentiment may easily turn again given the uncertainty regarding an escalation in trade tensions, the upcoming US midterm elections, Brexit, the ability of US tax cuts to prolong the current economic expansion, and the pace of

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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inflation. Therefore, we believe active, professional investment management serves investors well.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual Global Discovery Fund	3

Performance Summary	9

Your Fund’s Expenses	11

Financial Highlights and Statement of Investments	12

Financial Statements	24

Notes to Financial Statements	29

Shareholder Information	41

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Mutual Global Discovery Fund

This semiannual report for Franklin Mutual Global Discovery Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of US and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a -1.48% cumulative total return for the six months ended June 30, 2018. For comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, posted a +0.76% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

measured by the MSCI All Country World Index (ACWI). During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Near period-end, an overall easing of tensions in the Korean peninsula relieved investors, but ongoing US trade disputes with its allies and China hindered global markets.

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter was negative, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt

2. Source: Bureau of Labor Statistics.

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companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by” hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In the first half of 2018, positive corporate fundamentals were overshadowed by political and economic concerns. Corporate profits in the US and other developed markets continued their impressive year-over-year pace of growth. In the US and other developed markets, economic activity moderated during the first quarter, but appeared to have recovered during the second quarter. Financial markets were also aided by improved industrial commodity prices, most notably crude oil. Nonetheless, investor sentiment became less upbeat and volatility returned to financial markets, after an historically calm 2017.

As investors entered 2018, overall US equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) were elevated relative to most historical benchmarks. The uneven equity market performance during the period and the strong pace of corporate earnings growth helped to reduce valuations somewhat. At the same time, the rise in volatility provided us with select opportunities to initiate or add to positions in companies that we believed were trading at undeservedly discounted prices.

A further escalation of trade-related rhetoric and tariffs, in our view, could have important consequences for the US and abroad. We have already begun to see disruptions to global

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/18
% of Total Net Assets
Banks	11.9%
Pharmaceuticals	9.2%
Oil, Gas & Consumable Fuels	9.1%
Insurance	8.4%
Media	5.5%
Software	4.7%
Health Care Equipment & Supplies	4.5%
Tobacco	3.1%
Communications Equipment	2.8%
Automobiles	2.7%

supply chains and added pressure on China’s financial and credit markets. Additional tariffs imposed by the US and its trading partners could rattle business confidence, curb corporate earnings growth, undermine favorable fundamentals in specific industries, provoke further financial market volatility and raise uncertainty regarding the solid pace of global growth.

Europe’s equity market overall was still trading at an attractively lower price-to-earnings multiple and higher dividend yield than the US equity market at period-end. However, in addition to trade tensions, we are paying close attention to Brexit negotiations, Italy’s new populist government, a potentially fraying relationship between Germany’s two conservative parties and the future of the international nuclear deal with Iran. As of period-end, we still believe Europe’s economic recovery is fairly resilient, but any of the aforementioned challenges has the potential to fuel volatility and even slow economic growth. In such an environment, we believe domestically oriented companies may fare relatively better.

In Asia, we have said for some time that China needs to address the high level of corporate leverage, and the People’s Bank of China has recently mandated that much of the debt residing in the shadow banking market be brought back onto bank balance sheets. The resulting burden may impair bank earnings in the short term, which, in our view, is underappreciated by many investors and could create some investment opportunities. Meanwhile, Japan’s government has proposed further amendments to its Corporate Governance Code. We believe the proposals have the potential to drive further improvements in capital allocation and operating discipline, which have long been a concern of investors. We have become more interested in finding opportunities to take advantage of this emerging trend.

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Mergers and acquisitions (M&A) have remained active. In the first half of 2018, the market received some clarity regarding the regulatory environment when a federal judge ruled in favor of AT&T and Time Warner3, and against the US Department of Justice (DOJ) in its antitrust lawsuit. The judge decided the DOJ had failed to show the merger would be anti-competitive, and the deal closed promptly after the opinion was released. In response, the shares of companies involved in several other pending deals traded higher, indicating a higher expected probability of closing. The market also saw the development of a bidding war between Walt Disney and Comcast4 for control of Twenty-First Century Fox4 and Sky. As the year began, Disney had a deal to buy Fox and Fox had an offer pending to acquire the 61% of Sky it did not own. Comcast subsequently launched bids for both companies, and when Fox raised its bid for Sky, Comcast promptly raised its bid to a higher level. Comcast has indicated it will not bid further for Fox and, while Fox could raise its bid for Sky, it appears most likely that Comcast will purchase Sky. This bidding war showed the ongoing uncertainty in media, in which major media firms believe they need even more scale to compete with internet rivals that are experiencing significant growth. The Top 10 Sectors/Industries table on page 5 lists media and also other leading industries in which the Fund currently invests. We expect ongoing activity in M&A markets and, with the increased regulatory clarity provided by the Time Warner decision, further opportunities in merger arbitrage.

Finding mispriced risk in credit markets remains difficult due in part to the decline in debt covenants, which include terms that restrict financial activities by the borrower or set parameters for specific financial metrics. The search is also complicated by private equity firms involved in leveraged buyout transactions using increasingly liberal interpretations of credit agreements and bond indentures to potentially shift valuable assets beyond the reach of creditors. We have directed much of our focus on out-of-favor industries in pursuit of securities with the potential to benefit most from liquidity-enhancing events, such as asset sales, the ability to issue secured debt within existing agreements, and free-cash flow that could buy time for a company to weather its financial storm.

Fund Performance

Turning to Fund performance, top contributors included Netherlands-based Koninklijke Philips, Finland-based global

Top 10 Equity Holdings
6/30/18

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC Health Care Equipment & Supplies, U.S.	2.8%
Eli Lilly & Co. Pharmaceuticals, U.S.	2.4%
Novartis AG Pharmaceuticals, Switzerland	2.4%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.2%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.2%
The Walt Disney Co. Media, U.S.	2.1%
GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.1%
British American Tobacco PLC Tobacco, U.K.	1.9%
Accor SA Hotels, Restaurants & Leisure, France	1.9%
NN Group NV Insurance, Netherlands	1.9%

communications and information technology company Nokia and UK-based pharmaceutical company GlaxoSmithKline, which is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Koninklijke Philips is near the end of its restructuring efforts. In line with our initial investment thesis, the company has almost fully pivoted its business model from being an industrial conglomerate to becoming a focused health care technology company. In April, Philips reported better-than-expected results, particularly strong order growth overall and sales growth within its diagnostics and treatment business. Recent positive results have increased our confidence in management’s ability to deliver on its long-term strategy and targets.

Nokia announced solid fourth-quarter and full-year 2017 results in February 2018, particularly better-than-expected profits for 2017 and significant improvement in cash flow. Management also issued a new earnings target for 2020 that was higher than many investors had anticipated. Subsequent quarterly results issued in April 2018 were weaker than expected, but management emphasized the company’s strong levels of new and existing orders and indicated that sales for full-year 2018

3. Not held at period-end.

4. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

could exceed its previous guidance. We believe Nokia is serious about cutting costs and improving cash flow following its acquisition of Alcatel in 2016 to increase its dividend in 2018 and stay on course to reach its 2020 earnings target.

Investors reacted positively to GlaxoSmithKline’s March announcements that it had pulled out of the auction for Pfizer’s4 consumer health business and agreed to buy Novartis out of its consumer health care joint venture for $13 billion. In our view, not purchasing the Pfizer consumer business at a high price demonstrated capital discipline and the ability to exercise restraint by not overpaying for strategically desirable assets, thus enhancing management credibility. In addition, not consummating the Pfizer consumer-asset deal eliminated concerns around a potential cut to the dividend to finance the deal, which had been a serious concern for investors. Also, investors have become more willing to give Glaxo some credit for research and development returns improving under the new management team.

During the period under review, Fund investments that detracted from performance included British American Tobacco, US-based industrials company General Electric and US-based digital security and storage provider Symantec.

British American Tobacco’s stock price faced downward pressure due to the potential for additional regulation in the US and concerns regarding next generation products. In March 2018, the US Food and Drug Administration issued an Advance Notice of Proposed Rulemaking, which started the process of examining the possibility of regulating nicotine levels in combustible cigarettes. The process may not result in regulation, but if it does, many experts believe the review could take seven to 10 years before a rule is adopted in the marketplace. Meanwhile, JUUL, produced by JUUL Labs4 has emerged as a popular e-cigarette in the US. JUUL’s growth rate is high and its product is popular with young consumers. It is unclear to what degree JUUL is cannibalizing the combustible market, but it has hurt investor sentiment toward the industry.

In January 2018, General Electric (GE) announced a greater-than-expected $6.2 billion after-tax charge related to its insurance subsidiary at GE Capital, a greater-than-expected amount. Management also moved ahead with what amounts to a breakup of GE. In May 2018, the company announced the merger of its transportation operations into Wabtec,4 and in June 2018 it announced a plan to spin off its health care division and divest its stake in oil-services firm Baker Hughes. Once completed, we believe the moves will streamline GE and enable the company to reduce debt and build up a cash buffer, as well as help management better focus on its key aviation, power and renewable energy divisions.

Shares of Symantec tumbled in May 2018 when the company disclosed an internal investigation resulting from concerns raised by a former employee that could result in a restatement of prior financials, as well as lowered earnings guidance. The stock partially recovered when Symantec’s management provided more information regarding the investigation and reassured investors that financial statements would likely not need to be restated.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Thank you for your participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

Peter A. Langerman
Co-Portfolio Manager

Timothy Rankin, CFA
Co-Portfolio Manager

Christian Correa, CFA
Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

Peter Langerman has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Timothy Rankin rejoined the Franklin Mutual Series investment group in 2010 and currently serves as co-portfolio manager for Franklin Mutual Global Discovery Fund, and as a research analyst, responsible for the analysis of the global energy and chemical industries. Mr. Rankin had previously worked at Franklin Mutual Series from 1997 through 2004. Mr. Rankin has over 20 years of experience in the investment management industry, including over 10 years with Franklin Mutual Series as a research analyst and portfolio manager. Before his most recent employment with Franklin Mutual Series, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Prior to his original employment with Franklin Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

Christian Correa has been portfolio manager for Franklin Mutual Global Discovery Fund since January 2018. He joined Franklin Templeton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
6-Month	-1.48%	-1.48%
1-Year	+1.44%	+1.44%
5-Year	+41.42%	+7.18%
10-Year	+90.15%	+6.64%

A
6-Month	-1.60%	-7.26%
1-Year	+1.16%	-4.67%
5-Year	+39.51%	+5.63%
10-Year	+84.83%	+5.71%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses3

Share Class
Z	0.96%
A	1.21%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$985.20	$4.77	$1,019.98	$4.86	0.97%
A	$1,000	$984.00	$6.00	$1,018.74	$6.11	1.22%
C	$1,000	$980.30	$9.67	$1,015.03	$9.84	1.97%
R	$1,000	$982.80	$7.23	$1,017.50	$7.35	1.47%
R6	$1,000	$985.80	$4.23	$1,020.53	$4.31	0.86%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Highlights

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014	2013
Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$32.42	$31.12	$29.35		$33.32	$33.73	$28.65

Income from investment operations[a]:

Net investment income[b]	0.37	0.76 [c]	0.67	[d]	0.53	0.82 [e]	0.55

Net realized and unrealized gains (losses)	(0.85)	2.29	3.08		(1.71)	0.97	6.74

Total from investment operations	(0.48)	3.05	3.75		(1.18)	1.79	7.29

Less distributions from:

Net investment income	—	(0.79)	(0.69)		(0.55)	(0.82)	(0.57)

Net realized gains	—	(0.96)	(1.29)		(2.24)	(1.38)	(1.64)

Total distributions	—	(1.75)	(1.98)		(2.79)	(2.20)	(2.21)

Net asset value, end of period	$31.94	$32.42	$31.12		$29.35	$33.32	$33.73

Total return[f]	(1.48)%	9.84%	12.86%		(3.36)%	5.33%	25.64%

Ratios to average net assets[g]

Expenses[h,i]	0.97%	0.96%	0.99%	[j]	0.99% [j]	0.99%	0.98%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%		0.02%	0.03%	—% [k]

Net investment income	2.31%	2.30% [c]	2.27%	[d]	1.56%	2.38% [e]	1.68%

Supplemental data

Net assets, end of period (000’s)	$6,432,207	$7,175,981	$8,354,865		$9,132,752	$10,375,518	$9,529,245

Portfolio turnover rate	5.88%	17.50%	17.01%		21.79%	23.66%	23.57%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.68%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.94%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014	2013
Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$31.80	$30.57	$28.86		$32.81	$33.24	$28.27

Income from investment operations[a]:

Net investment income[b]	0.33	0.66 [c]	0.59	[d]	0.42	0.71 [e]	0.44

Net realized and unrealized gains (losses)	(0.84)	2.25	3.01		(1.67)	0.96	6.65

Total from investment operations	(0.51)	2.91	3.60		(1.25)	1.67	7.09

Less distributions from:

Net investment income	—	(0.72)	(0.60)		(0.46)	(0.72)	(0.48)

Net realized gains	—	(0.96)	(1.29)		(2.24)	(1.38)	(1.64)

Total distributions	—	(1.68)	(1.89)		(2.70)	(2.10)	(2.12)

Net asset value, end of period	$31.29	$31.80	$30.57		$28.86	$32.81	$33.24

Total return[f]	(1.60)%	9.57%	12.56%		(3.63)%	5.01%	25.26%

Ratios to average net assets[g]

Expenses[h,i]	1.22%	1.21%	1.24%	[j]	1.27% [j]	1.29%	1.28%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%		0.02%	0.03%	—% [k]

Net investment income	2.06%	2.05% [c]	2.02%	[d]	1.28%	2.08% [e]	1.38%

Supplemental data

Net assets, end of period (000’s)	$8,635,893	$9,589,033	$10,498,722		$11,274,721	$11,573,196	$10,785,375

Portfolio turnover rate	5.88%	17.50%	17.01%		21.79%	23.66%	23.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$31.44	$30.22	$28.55	$32.49	$32.94	$28.05

Income from investment operations[a]:

Net investment income[b]	0.20	0.41 [c]	0.36[d]	0.18	0.47 [e]	0.22

Net realized and unrealized gains (losses)	(0.82)	2.23	2.97	(1.64)	0.95	6.58

Total from investment operations	(0.62)	2.64	3.33	(1.46)	1.42	6.80

Less distributions from:

Net investment income	—	(0.46)	(0.37)	(0.24)	(0.49)	(0.27)

Net realized gains	—	(0.96)	(1.29)	(2.24)	(1.38)	(1.64)

Total distributions	—	(1.42)	(1.66)	(2.48)	(1.87)	(1.91)

Net asset value, end of period	$30.82	$31.44	$30.22	$28.55	$32.49	$32.94

Total return[f]	(1.97)%	8.78%	11.70%	(4.33)%	4.28%	24.39%

Ratios to average net assets[g]

Expenses[h,i]	1.97%	1.96%	1.99% [j]	1.99% [j]	1.99%	1.98%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.02%	0.03%	—% [k]

Net investment income	1.31%	1.30% [c]	1.27% [d]	0.56%	1.38% [e]	0.68%

Supplemental data

Net assets, end of period (000’s)	$2,108,235	$2,438,507	$2,758,563	$2,983,216	$3,077,691	$2,894,908

Portfolio turnover rate	5.88%	17.50%	17.01%	21.79%	23.66%	23.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.94%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014	2013
Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$31.37	$30.17	$28.51		$32.43	$32.88	$27.98

Income from investment operations[a]:

Net investment income[b]	0.28	0.57 [c]	0.50	[d]	0.35	0.65 [e]	0.37

Net realized and unrealized gains (losses)	(0.82)	2.22	2.98		(1.64)	0.93	6.58

Total from investment operations	(0.54)	2.79	3.48		(1.29)	1.58	6.95

Less distributions from:

Net investment income	—	(0.63)	(0.53)		(0.39)	(0.65)	(0.41)

Net realized gains	—	(0.96)	(1.29)		(2.24)	(1.38)	(1.64)

Total distributions	—	(1.59)	(1.82)		(2.63)	(2.03)	(2.05)

Net asset value, end of period	$30.83	$31.37	$30.17		$28.51	$32.43	$32.88

Total return[f]	(1.72)%	9.31%	12.28%		(3.82)%	4.77%	25.02%

Ratios to average net assets[g]

Expenses[h,i]	1.47%	1.46%	1.49%	[j]	1.49% [j]	1.49%	1.48%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%		0.02%	0.03%	—% [k]

Net investment income	1.81%	1.80% [c]	1.77%	[d]	1.06%	1.88% [e]	1.18%

Supplemental data

Net assets, end of period (000’s)	$348,066	$398,692	$444,813		$468,425	$528,439	$539,613

Portfolio turnover rate	5.88%	17.50%	17.01%		21.79%	23.66%	23.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.18%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014	2013[a]
Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$32.41	$31.13	$29.35		$33.33	$33.73	$31.42

Income from investment operations[b]:

Net investment income[c]	0.39	0.75 [d]	0.61	[e]	0.55	0.85 [f]	0.40

Net realized and unrealized gains (losses)	(0.85)	2.34	3.19		(1.69)	1.00	4.17

Total from investment operations	(0.46)	3.09	3.80		(1.14)	1.85	4.57

Less distributions from:

Net investment income	—	(0.85)	(0.73)		(0.60)	(0.87)	(0.62)

Net realized gains	—	(0.96)	(1.29)		(2.24)	(1.38)	(1.64)

Total distributions	—	(1.81)	(2.02)		(2.84)	(2.25)	(2.26)

Net asset value, end of period	$31.95	$32.41	$31.13		$29.35	$33.33	$33.73

Total return[g]	(1.42)%	9.98%	13.02%		(3.23)%	5.46%	14.71%

Ratios to average net assets[h]

Expenses before waiver and payments by affiliates[i]	0.87%	0.84%	0.85%		0.84%	0.85%	0.84%

Expenses net of waiver and payments by affiliates[i,j]	0.86%	0.84%	0.85%	[k]	0.84% [k]	0.85%	0.84%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%		0.02%	0.03%	—% [l]

Net investment income	2.42%	2.42% [d]	2.41%	[e]	1.71%	2.52% [f]	1.83%

Supplemental data

Net assets, end of period (000’s)	$1,799,935	$2,221,338	$528,617		$229,765	$137,922	$10,535

Portfolio turnover rate	5.88%	17.50%	17.01%		21.79%	23.66%	23.57%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.20 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

fNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

gTotal return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

jBenefit of expense reduction rounds to less than 0.01%.

kBenefit of waiver and payments by affiliates rounds to less than 0.01%.

lRounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Statement of Investments, June 30, 2018 (unaudited)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests 88.5%
	Aerospace & Defense 1.0%
	BAE Systems PLC	United Kingdom	21,584,405	$184,366,225

	Auto Components 0.4%
a,b,c	International Automotive Components Group Brazil LLC	Brazil	3,819,425	86,846
a,b,c,d	International Automotive Components Group North America LLC	United States	35,491,081	10,625,639
	Toyo Tire & Rubber Co. Ltd.	Japan	4,394,600	64,353,825

				75,066,310

	Automobiles 1.1%
	General Motors Co.	United States	5,350,852	210,823,569

	Banks 11.9%
	Barclays PLC	United Kingdom	36,257,633	90,496,654
	BNP Paribas SA	France	3,079,597	191,380,129
	CIT Group Inc.	United States	3,769,060	189,998,315
	Citigroup Inc.	United States	4,720,240	315,878,461
	Citizens Financial Group Inc.	United States	9,225,010	358,852,889
	First Horizon National Corp.	United States	7,743,203	138,138,741
	HSBC Holdings PLC	United Kingdom	16,067,494	150,801,525
	JPMorgan Chase & Co.	United States	1,959,756	204,206,575
	Societe Generale SA	France	5,157,188	217,607,344
	Standard Chartered PLC	United Kingdom	12,656,750	115,764,649
	Wells Fargo & Co.	United States	5,713,404	316,751,118

				2,289,876,400

	Building Products 0.8%
	Johnson Controls International PLC	United States	4,765,000	159,389,250

	Capital Markets 1.3%
	Credit Suisse Group AG	Switzerland	6,243,791	94,249,471
	Deutsche Bank AG	Germany	6,644,039	71,586,356
	Guotai Junan Securities Co. Ltd.	China	41,520,689	88,269,268

				254,105,095

	Chemicals 0.0%
a,b,e	Dow Corning Corp., Contingent Distribution	United States	11,430,153	—

	Communications Equipment 2.8%
	Cisco Systems Inc.	United States	5,552,130	238,908,154
	Nokia OYJ, A	Finland	28,555,604	164,479,295
	Nokia OYJ, ADR	Finland	25,474,246	146,476,914

				549,864,363

	Construction Materials 0.9%
	LafargeHolcim Ltd., B	Switzerland	3,691,245	180,313,442

	Consumer Finance 1.6%
	Ally Financial Inc.	United States	4,094,210	107,554,897
	Capital One Financial Corp.	United States	2,190,465	201,303,733

				308,858,630

	Containers & Packaging 0.8%
	International Paper Co.	United States	2,848,948	148,373,212

	Diversified Financial Services 0.8%
	Voya Financial Inc.	United States	3,426,353	161,038,591

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services 2.5%
	AT&T Inc.	United States	6,668,657	$214,130,576
	Koninklijke KPN NV	Netherlands	95,635,204	260,343,461

				474,474,037

	Electric Utilities 2.2%
	Enel SpA	Italy	57,664,238	320,488,665
	PG&E Corp.	United States	2,580,200	109,813,312

				430,301,977

	Energy Equipment & Services 0.9%
	Baker Hughes a GE Co., A	United States	5,382,143	177,772,183

	Food & Staples Retailing 1.0%
a	Rite Aid Corp.	United States	13,959,587	24,150,085
	Walgreens Boots Alliance Inc.	United States	2,833,972	170,080,830

				194,230,915

	Health Care Equipment & Supplies 4.5%
	Koninklijke Philips NV	Netherlands	7,782,150	331,186,117
	Medtronic PLC	United States	6,236,184	533,879,712

				865,065,829

	Health Care Providers & Services 1.0%
	CVS Health Corp.	United States	3,061,866	197,031,077

	Hotels, Restaurants & Leisure 2.5%
	Accor SA	France	7,410,217	363,797,692
	Sands China Ltd.	Hong Kong	21,300,300	113,885,023

				477,682,715

	Independent Power & Renewable Electricity Producers 0.5%
a	Vistra Energy Corp.	United States	4,396,158	104,013,098

	Industrial Conglomerates 1.8%
	General Electric Co.	United States	25,464,700	346,574,567

	Insurance 8.4%
	Alleghany Corp.	United States	76,761	44,135,272
	American International Group Inc.	United States	5,102,618	270,540,806
	China Pacific Insurance Group Co. Ltd., H	China	44,491,587	172,101,843
	Chubb Ltd.	United States	1,651,098	209,722,468
	The Hartford Financial Services Group Inc.	United States	4,897,487	250,408,510
	MetLife Inc.	United States	2,126,666	92,722,638
	NN Group NV	Netherlands	8,886,859	361,742,388
	RSA Insurance Group PLC	United Kingdom	13,308,282	119,403,981
	T&D Holdings Inc.	Japan	6,611,212	99,411,558

				1,620,189,464

	IT Services 1.6%
	Cognizant Technology Solutions Corp., A	United States	3,800,390	300,192,806

	Machinery 0.7%
	CNH Industrial NV	United Kingdom	5,804,196	61,683,000
	CNH Industrial NV, special voting	United Kingdom	7,338,645	77,990,067

				139,673,067

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Media 5.5%
a	Charter Communications Inc., A	United States	840,665	$246,491,385
a	Cumulus Media Inc., A	United States	215,987	3,239,805
a	Cumulus Media Inc., B	United States	322,030	5,071,972
a	Cumulus Media Inc., wts., 6/04/38	United States	243,863	3,840,842
a	DISH Network Corp., A	United States	4,143,726	139,270,631
	Sky PLC	United Kingdom	13,249,101	255,715,175
	The Walt Disney Co.	United States	3,912,400	410,058,644

				1,063,688,454

	Metals & Mining 1.2%
	Freeport-McMoRan Inc.	United States	5,340,455	92,176,253
	thyssenkrupp AG	Germany	4,205,590	102,301,175
	Warrior Met Coal Inc.	United States	1,230,858	33,934,755

				228,412,183

	Oil, Gas & Consumable Fuels 9.1%
	Anadarko Petroleum Corp.	United States	2,017,980	147,817,035
	BP PLC	United Kingdom	24,503,699	187,135,470
	Crescent Point Energy Corp.	Canada	19,234,400	141,382,061
	JXTG Holdings Inc.	Japan	20,061,342	139,583,952
	Kinder Morgan Inc.	United States	13,160,358	232,543,526
	Marathon Oil Corp.	United States	8,154,873	170,110,651
	Plains All American Pipeline LP	United States	5,573,200	131,750,448
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	6,246,107	217,250,717
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	6,164,658	214,028,124
	The Williams Cos. Inc.	United States	6,364,035	172,528,989

				1,754,130,973

	Pharmaceuticals 9.2%
	Eli Lilly & Co.	United States	5,532,056	472,050,339
	GlaxoSmithKline PLC	United Kingdom	19,892,359	401,876,134
	Merck & Co. Inc.	United States	7,108,228	431,469,440
	Novartis AG, ADR	Switzerland	6,246,162	471,835,077

				1,777,230,990

	Semiconductors & Semiconductor Equipment 0.6%
a	Renesas Electronics Corp.	Japan	12,232,261	120,007,547

	Software 4.7%
a	Avaya Holdings Corp., wts., 12/15/22	United States	401,411	1,856,526
a	Check Point Software Technologies Ltd.	Israel	3,379,372	330,097,057
a	Dell Technologies Inc., V	United States	1,105,751	93,524,420
	Microsoft Corp.	United States	2,947,975	290,699,815
	Symantec Corp.	United States	9,568,159	197,582,483

				913,760,301

	Specialty Retail 0.5%
	Dufry AG	Switzerland	744,545	95,022,706

	Technology Hardware, Storage & Peripherals 2.5%
	Hewlett Packard Enterprise Co.	United States	10,039,360	146,675,050
	Samsung Electronics Co. Ltd.	South Korea	8,138,650	340,387,325

				487,062,375

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Tobacco 3.1%
	Altria Group Inc.	United States	2,606,727	$148,036,026
	British American Tobacco PLC	United Kingdom	5,233,602	264,710,238
	British American Tobacco PLC, ADR	United Kingdom	2,178,905	109,925,757
	Imperial Brands PLC	United Kingdom	1,937,431	72,202,881

				594,874,902

	Wireless Telecommunication Services 1.1%
	Vodafone Group PLC	United Kingdom	89,319,132	216,824,587

	Total Common Stocks and Other Equity Interests (Cost $14,067,972,453)			17,100,291,840

	Management Investment Companies (Cost $112,851,576) 0.7%
	Diversified Financial Services 0.7%
a	Altaba Inc.	United States	1,722,000	126,067,620

	Preferred Stocks (Cost $391,187,079) 1.6%
	Automobiles 1.6%
f	Volkswagen AG, 2.784%, pfd	Germany	1,896,164	315,071,802

			Principal Amount
	Corporate Notes and Senior Floating Rate Interests 1.4%
g,h	Cumulus Media New Holdings Inc., Term Loan, 6.60%, (1-month USD LIBOR + 4.50%), 5/13/22	United States	$60,864,891	60,598,607
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	117,895,000	107,579,188
	senior note, 11.00%, 9/15/25	United States	133,179,000	107,169,141

	Total Corporate Notes and Senior Floating Rate Interests (Cost $288,749,193)			275,346,936

	Corporate Notes and Senior Floating Rate Interests in Reorganization 1.0%
b,c,i	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	8,893	—
i	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	95,618,000	72,908,725
	[g,h] Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	117,978,997	90,298,175
	[g,h] Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	37,921,652	29,014,424

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $245,871,832)			192,221,324

			Shares
	Companies in Liquidation 0.0%†
a,b,e	Avaya Holdings Corp., Contingent Distribution	United States	123,916,000	—
a,b,e	Avaya Inc., Contingent Distribution	United States	168,607,600	—
a,b,e	NewPage Corp., Litigation Trust, Contingent Distribution	United States	145,817,000	—
a,b,e	Tribune Media, Litigation Trust, Contingent Distribution	United States	1,300,238	—
a,e	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	260,457,613	2,116,218

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares	Value
	Companies in Liquidation (continued)
a	Vistra Energy Corp., Litigation Trust, TRA	United States	4,396,159	$2,857,503

	Total Companies in Liquidation (Cost $26,730,660)			4,973,721

	Total Investments before Short Term Investments (Cost $15,133,362,793)			18,013,973,243

			Principal Amount
	Short Term Investments 5.7%
	U.S. Government and Agency Securities 5.7%
j	FHLB, 7/02/18	United States	$260,200,000	260,200,000
j	U.S. Treasury Bill,
	[k] 11/15/18 - 11/23/18	United States	80,000,000	79,382,566
	7/05/18 - 12/27/18	United States	751,800,000	748,926,342

	Total U.S. Government and Agency Securities (Cost $1,088,397,895)			1,088,508,908

	Total Investments (Cost $16,221,760,688) 98.9%			19,102,482,151
	Securities Sold Short (0.6)%			(115,013,758)
	Other Assets, less Liabilities 1.7%			336,867,294

	Net Assets 100.0%			$19,324,335,687

			Shares
l	Securities Sold Short (Proceeds $108,806,505) (0.6)%
	Common Stocks (0.6)%
	Internet Software & Services (0.6)%
	Alibaba Group Holding Ltd., ADR	China	619,920	(115,013,758)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dSee Note 12 regarding holdings of 5% voting securities.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fVariable rate security. The rate shown represents the yield at period end.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(e) regarding senior floating rate interests.

iSee Note 8 regarding credit risk and defaulted securities.

jThe security was issued on a discount basis with no stated coupon rate.

kA portion or all of the security has been segregated as collateral for securities sold short. At June 30, 2018, the aggregate value of these securities pledged amounted to $56,952,983, representing 0.3% of net assets.

lSee Note 1(d) regarding securities sold short.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	8,804	$1,291,601,825		9/17/18	$13,230,509
GBP/USD	Short	7,828	647,571,300		9/17/18	9,874,147

Total Futures Contracts						$23,104,656

*As of period end.

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Swiss Franc	BONY		Buy	1,318,549	$1,327,202	7/09/18	$5,278	$—
Swiss Franc	UBSW		Buy	3,765,143	3,832,931	7/09/18	—	(28,008)
Swiss Franc	UBSW		Buy	4,076,403	4,112,686	7/09/18	6,786	—
Swiss Franc	UBSW		Sell	102,297,573	102,891,256	7/09/18	—	(487,139)
Euro	BOFA		Buy	44,394,070	52,130,476	7/12/18	—	(212,315)
Euro	BOFA		Buy	71,848,071	83,465,450	7/12/18	559,726	—
Euro	BOFA		Sell	12,098,913	14,788,567	7/12/18	639,080	—
Euro	BONY		Buy	8,720,431	10,148,073	7/12/18	50,333	—
Euro	BONY		Buy	12,584,135	14,733,241	7/12/18	—	(16,295)
Euro	HSBK		Buy	10,270,267	12,142,485	7/12/18	—	(131,571)
Euro	HSBK		Buy	89,696,117	104,288,505	7/12/18	609,678	—
Euro	HSBK		Sell	162,077,939	196,724,433	7/12/18	7,176,861	—
Euro	SSBT		Buy	22,314,479	25,954,523	7/12/18	141,906	—
Euro	SSBT		Sell	7,980,539	9,789,500	7/12/18	456,386	—
Euro	UBSW		Buy	8,483,545	9,874,906	7/12/18	46,466	—
Euro	UBSW		Buy	12,584,135	14,728,887	7/12/18	—	(11,941)
Euro	UBSW		Sell	154,282,615	187,201,355	7/12/18	6,770,291	—
British Pound	BOFA		Buy	12,198,304	16,087,731	7/16/18	34,175	—
British Pound	BOFA		Buy	40,158,208	54,961,120	7/16/18	—	(1,885,961)
British Pound	BOFA		Sell	31,074,225	43,420,952	7/16/18	2,351,653	—
British Pound	BONY		Buy	9,592,693	12,649,980	7/16/18	28,218	—
British Pound	BONY		Sell	6,919,704	9,957,108	7/16/18	811,670	—
British Pound	HSBK		Buy	4,875,956	6,438,602	7/16/18	5,713	—
British Pound	HSBK		Buy	64,484,310	87,816,910	7/16/18	—	(2,591,119)
British Pound	HSBK		Sell	165,435,471	226,076,554	7/16/18	7,428,501	—
British Pound	SSBT		Buy	4,100,004	5,405,999	7/16/18	12,778	—
British Pound	SSBT		Sell	3,842,619	5,395,280	7/16/18	316,677	—
British Pound	UBSW		Buy	4,100,004	5,408,209	7/16/18	10,568	—
British Pound	UBSW		Buy	40,586,942	55,896,541	7/16/18	—	(2,254,745)
British Pound	UBSW		Sell	159,304,242	217,355,166	7/16/18	6,810,462	—
Euro	BONY		Sell	164,851,655	206,783,322	7/26/18	13,790,188	—
Euro	HSBK		Sell	164,851,656	206,766,838	7/26/18	13,773,703	—

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	HSBK		Buy	11,866,151,700	$10,812,909	8/10/18	$—	$(161,258)
South Korean Won	HSBK		Sell	85,106,676,227	79,563,538	8/10/18	3,167,535	—
South Korean Won	UBSW		Buy	36,527,417,858	33,864,668	8/10/18	—	(1,075,833)
South Korean Won	UBSW		Sell	197,040,112,866	184,786,168	8/10/18	7,913,120	—
British Pound	BOFA		Sell	5,203,242	7,363,854	8/14/18	477,796	—
British Pound	BONY		Sell	96,489,241	134,256,558	8/14/18	6,561,043	—
British Pound	UBSW		Sell	95,575,578	132,948,752	8/14/18	6,462,394	—
Euro	BONY		Sell	77,940,911	98,604,371	8/20/18	7,177,755	—
Euro	SSBT		Sell	77,940,911	98,573,819	8/20/18	7,147,202	—
Japanese Yen	HSBK		Sell	11,341,534,186	103,119,387	8/20/18	286,520	—
Japanese Yen	UBSW		Buy	76,028,938	688,831	8/20/18	517	—
Japanese Yen	UBSW		Buy	261,142,874	2,387,427	8/20/18	—	(19,663)
Euro	BOFA		Sell	278,101,505	347,797,062	10/10/18	20,255,547	—
Euro	UBSW		Sell	128,620,411	160,081,607	10/10/18	8,595,464	—
Euro	BOFA		Sell	13,096,917	16,243,590	10/18/18	807,829	—
Euro	BONY		Sell	6,456,955	7,918,325	10/18/18	308,289	—
Euro	HSBK		Sell	7,422,999	9,093,020	10/18/18	344,423	—
Euro	SSBT		Sell	133,600,803	167,822,407	10/18/18	10,363,206	—
Euro	UBSW		Sell	137,414,949	172,486,219	10/18/18	10,531,741	—
British Pound	HSBK		Sell	6,447,688	8,945,703	10/24/18	384,678	—
British Pound	SSBT		Sell	2,738,305	3,872,045	10/24/18	236,215	—
British Pound	UBSW		Sell	6,736,904	9,423,817	10/24/18	478,780	—
Euro	SSBT		Sell	122,952,210	149,300,869	11/07/18	4,144,496	—
Euro	UBSW		Sell	122,952,209	149,271,359	11/07/18	4,114,987	—
South Korean Won	HSBK		Sell	54,293,728,432	50,696,017	11/09/18	1,768,276	—
South Korean Won	UBSW		Sell	94,469,602,033	88,243,989	11/09/18	3,111,057	—
Euro	HSBK		Sell	74,582,217	89,196,752	11/21/18	1,040,247	—
Euro	SSBT		Sell	74,582,218	89,215,249	11/21/18	1,058,743	—
British Pound	BONY		Sell	62,320,541	84,485,153	11/26/18	1,601,255	—
British Pound	UBSW		Sell	62,320,540	84,479,107	11/26/18	1,595,210	—

Total Forward Exchange Contracts							$171,771,422	$(8,875,848)

Net unrealized appreciation (depreciation)							$162,895,574

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 40.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$16,192,665,317
Cost - Non-controlled affiliates (Note 12)	29,095,371

Value - Unaffiliated issuers	$19,091,856,512
Value - Non-controlled affiliates (Note 12)	10,625,639
Cash	4,246,254
Foreign currency, at value (cost $13,455,911)	13,529,675
Receivables:
Investment securities sold	64,122,426
Capital shares sold	11,477,060
Dividends and interest	64,274,763
European Union tax reclaims	6,185,143
Deposits with brokers for:
Securities sold short	119,288,841
Futures contracts	36,028,268
Unrealized appreciation on OTC forward exchange contracts	171,771,422
Other assets	514,304

Total assets	19,593,920,307

Liabilities:
Payables:
Investment securities purchased	53,073,824
Capital shares redeemed	45,222,978
Management fees	13,301,359
Distribution fees	7,722,713
Transfer agent fees	5,269,729
Trustees’ fees and expenses	776,399
Variation margin on futures contracts	18,789,452
Securities sold short, at value (proceeds $108,806,505)	115,013,758
Unrealized depreciation on OTC forward exchange contracts	8,875,848
Accrued expenses and other liabilities	1,538,560

Total liabilities	269,584,620

Net assets, at value	$19,324,335,687

Net assets consist of:
Paid-in capital	$15,331,105,855
Undistributed net investment income	223,773,459
Net unrealized appreciation (depreciation)	3,060,305,430
Accumulated net realized gain (loss)	709,150,943

Net assets, at value	$19,324,335,687

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Class Z:
Net assets, at value	$6,432,207,489

Shares outstanding	201,382,885

Net asset value and maximum offering price per share	$31.94

Class A:
Net assets, at value	$8,635,892,873

Shares outstanding	275,976,445

Net asset value per share[a]	$31.29

Maximum offering price per share (net asset value per share ÷ 94.25%)	$33.20

Class C:
Net assets, at value	$2,108,235,077

Shares outstanding	68,408,429

Net asset value and maximum offering price per share[a]	$30.82

Class R:
Net assets, at value	$348,065,578

Shares outstanding	11,290,669

Net asset value and maximum offering price per share	$30.83

Class R6:
Net assets, at value	$1,799,934,670

Shares outstanding	56,329,384

Net asset value and maximum offering price per share	$31.95

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$314,103,354
Interest:
Unaffiliated issuers	26,197,720

Total investment income	340,301,074

Expenses:
Management fees (Note 3a)	84,282,960
Distribution fees: (Note 3c)
Class A	11,395,071
Class C	11,455,897
Class R	929,682
Transfer agent fees: (Note 3e)
Class Z	4,489,958
Class A	5,984,940
Class C	1,504,226
Class R	245,031
Class R6	268,327
Custodian fees (Note 4)	520,567
Reports to shareholders	786,426
Registration and filing fees	208,438
Professional fees	298,384
Trustees’ fees and expenses	388,022
Dividends on securities sold short	773,086
Other	196,539

Total expenses	123,727,554
Expense reductions (Note 4)	(54,118)
Expenses waived/paid by affiliates (Note 3f)	(58,420)

Net expenses	123,615,016

Net investment income	216,686,058

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	885,464,816
Foreign currency transactions	(2,282,042)
Forward exchange contracts	(148,638,337)
Futures contracts	23,421,093
Securities sold short	4,326,934

Net realized gain (loss)	762,292,464

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,583,945,263)
Non-controlled affiliates (Note 12)	(12,754,998)
Translation of other assets and liabilities denominated in foreign currencies	(940,245)
Forward exchange contracts	272,310,911
Futures contracts	52,033,698
Securities sold short	(7,608,368)

Net change in unrealized appreciation (depreciation)	(1,280,904,265)

Net realized and unrealized gain (loss)	(518,611,801)

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2018 (unaudited)

Net increase (decrease) in net assets resulting from operations	$(301,925,743)

*Foreign taxes withheld on dividends	$21,609,346

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 216,686,058	$ 464,583,587
Net realized gain (loss)	762,292,464	665,444,446
Net change in unrealized appreciation (depreciation)	(1,280,904,265)	940,826,950

Net increase (decrease) in net assets resulting from operations	(301,925,743)	2,070,854,983

Distributions to shareholders from:
Net investment income:
Class Z	—	(172,580,188)
Class A	—	(209,942,027)
Class C	—	(34,634,111)
Class R	—	(7,828,860)
Class R6	—	(54,145,296)
Net realized gains:
Class Z	—	(233,398,813)
Class A	—	(286,608,599)
Class C	—	(74,606,964)
Class R	—	(12,124,955)
Class R6	—	(40,494,896)

Total distributions to shareholders	—	(1,126,364,709)

Capital share transactions: (Note 2)
Class Z	(649,032,697)	(1,590,803,172)
Class A	(816,860,631)	(1,344,720,248)
Class C	(288,442,954)	(436,509,197)
Class R	(44,711,197)	(64,928,952)
Class R6	(398,242,162)	1,730,442,445

Total capital share transactions	(2,197,289,641)	(1,706,519,124)

Net increase (decrease) in net assets	(2,499,215,384)	(762,028,850)
Net assets:
Beginning of period	21,823,551,071	22,585,579,921

End of period	$19,324,335,687	$21,823,551,071

Undistributed net investment income included in net assets:
End of period	$ 223,773,459	$ 7,087,401

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting
Policies (continued)

a.  Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2018, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2018, the Fund received $191,052,008 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Organization and Significant Accounting Policies (continued)

e.  Senior Floating Rate Interests (continued)

generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	11,855,610	$386,430,842	68,835,996	$2,244,877,670
Shares issued in reinvestment of distributions	—	—	11,449,535	372,018,771
Shares redeemed	(31,823,997)	(1,035,463,539)	(127,366,615)	(4,207,699,613)

Net increase (decrease)	(19,968,387)	$(649,032,697)	(47,081,084)	$(1,590,803,172)

Class A Shares:
Shares sold	10,407,291	$332,693,303	31,207,860	$1,003,437,365
Shares issued in reinvestment of distributions	—	—	15,223,548	484,999,519
Shares redeemed	(35,966,374)	(1,149,553,934)	(88,369,392)	(2,833,157,132)

Net increase (decrease)	(25,559,083)	$(816,860,631)	(41,937,984)	$(1,344,720,248)

Class C Shares:
Shares sold	2,069,196	$65,281,502	6,673,104	$211,439,458
Shares issued in reinvestment of distributions	—	—	3,370,430	105,965,772
Shares redeemed	(11,231,417)	(353,724,456)	(23,753,704)	(753,914,427)

Net increase (decrease)	(9,162,221)	$(288,442,954)	(13,710,170)	$(436,509,197)

Class R Shares:
Shares sold	571,905	$17,960,211	1,801,733	$57,024,664
Shares issued in reinvestment of distributions	—	—	615,390	19,331,426
Shares redeemed	(1,991,713)	(62,671,408)	(4,451,909)	(141,285,042)

Net increase (decrease)	(1,419,808)	$(44,711,197)	(2,034,786)	$(64,928,952)

Class R6 Shares:
Shares sold	7,839,640	$254,861,662	54,624,980	$1,832,959,818
Shares issued in reinvestment of distributions	—	—	2,637,145	85,609,397
Shares redeemed	(20,038,977)	(653,103,824)	(5,716,616)	(188,126,770)

Net increase (decrease)	(12,199,337)	$(398,242,162)	51,545,509	$1,730,442,445

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion
0.685%	In excess of $28 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.813% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$777,092
CDSC retained	$62,418

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $12,492,482, of which $4,521,596 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5.  Independent Trustees’ Retirement Plan (continued)

During the period ended June 30, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2018	$776,399
[b]Increase in projected benefit obligation	$8,659
Benefit payments made to retired trustees	$(10,870)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred post-October capital losses of $145,031,524.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$16,027,729,868

Unrealized appreciation	$4,700,657,306
Unrealized depreciation	(1,554,860,143)

Net unrealized appreciation (depreciation)	$3,145,797,163

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2018, aggregated $1,174,552,273 and $3,487,102,183, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $192,221,324, representing 1.0% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
8,893	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$8,893	$—
3,819,425	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	2,536,498	86,846
35,491,081	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	29,095,371	10,625,639

	Total Restricted Securities (Value is 0.1% of Net Assets)		$31,640,762	$10,712,485

11. Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$23,104,656	[a]	Variation margin on futures contracts	$—
	Unrealized appreciation on OTC forward exchange contracts	171,771,422		Unrealized depreciation on OTC forward exchange contracts	8,875,848

Totals		$194,876,078			$8,875,848

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(148,638,337)	Forward exchange contracts	$272,310,911
	Futures contracts	23,421,093	Futures contracts	52,033,698

Totals		$(125,217,244)		$324,344,609

For the period ended June 30, 2018, the average month end notional amount of futures contracts represented $2,052,745,346. The average month end contract value of forward exchange contracts was $4,510,712,514.

See Note 1(c) regarding derivative financial instruments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
International Automotive Components Group North America LLC (Value is 0.0%[a] of Net Assets)	35,491,081	—	—	35,491,081	$10,625,639	$—	$—	$(12,754,998)

aRounds to less than 0.1% of net assets.

13.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

14.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$64,353,825	$—	$10,712,485		$75,066,310
Machinery	61,683,000	77,990,067	—		139,673,067
Media	1,054,775,640	8,912,814	—		1,063,688,454
Software	911,903,775	1,856,526	—		913,760,301
All Other Equity Investments	15,349,243,130	—	—	[c]	15,349,243,130
Corporate Notes and Senior Floating Rate Interests	—	275,346,936	—		275,346,936
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	192,221,324	—	[c]	192,221,324
Companies in Liquidation	—	4,973,721	—	[c]	4,973,721
Short Term Investments	828,308,908	260,200,000	—		1,088,508,908

Total Investments in Securities	$18,270,268,278	$821,501,388	$10,712,485		$19,102,482,151

Other Financial Instruments:
Futures Contracts	$23,104,656	$—	$—		$23,104,656
Forward Exchange Contracts	—	171,771,422	—		171,771,422

Total Other Financial Instruments	$23,104,656	$171,771,422	$—		$194,876,078

Liabilities:
Other Financial Instruments:
Securities Sold Short[a]	$115,013,758	$—	$—		$115,013,758
Forward Exchange Contracts	—	8,875,848	—		8,875,848

Total Other Financial Instruments	$115,013,758	$8,875,848	$—		$123,889,606

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred stocks and management investment companies as well as other equity investments.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

15.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 17, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.			TRA	Tax Receivable Agreement Right
UBSW	UBS AG

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Global Discovery Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 17, 2018, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in

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establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods

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ended December 31, 2017. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested supplemental information and additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, it was noted that senior management of FTI is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2017, and had annualized total returns for the three- and five-year periods in the lowest and middle performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2017 was in the second-best performing quintile. The trustees discussed with management the reasons for the relative underperformance for the one- and three-year periods ended December 31, 2017. Taking into account such discussions and intending to continue to monitor future performance, the Board did not believe such comparative performance warranted any change in portfolio management, and concluded that the Fund had performed in an acceptable manner in the context of the Fund’s goal.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goal.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment

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management and other services to the Fund during the 12-month period ended September 30, 2017, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

SHAREHOLDER INFORMATION

operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Franklin Mutual Global Discovery Fund
Investment Manager Franklin Mutual Advisers, LLC
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	477 S 08/18

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
June 30, 2018

Franklin Mutual European Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual European Fund Shareholder:

Securities markets started 2018 with positive momentum. Investors began the year focused on global economic growth, strong corporate profits across most developed markets and the potential benefits of US corporate and personal tax cuts. However, volatility and market downturns emerged due to political risks and trade tariffs, a temporary deceleration in developed market economic activity during the first quarter, and higher bond yields amid potential signs of increasing inflation pressures and likely interest rate hikes. Although some risks faded, such as the first-quarter deceleration in economic growth, the potential for an escalating trade war between the US and its trading partners remained a meaningful uncertainty for investors. For the period ended June 30, 2018, European stocks, as measured by the MSCI Europe Index (EURO), were flat with a -0.48% return for the six-month period.1 Similarly, other developed markets globally, as measured by the MSCI World Index (USD), returned +0.76%, and investment-grade bonds, as measured by the Bloomberg Barclays Global Aggregate Bond Index, had a -1.46% total return.1

During the period, European growth stocks, as measured by the MSCI Europe Growth Index, returned +1.30% and European value stocks, as measured by the MSCI Europe Value Index, declined 1.48%.1 We do not know how long growth will continue to outpace value, but historically, periods of solid and steady economic growth have been a positive backdrop for value stocks. Low unemployment rates, increased business investment and solid consumer spending are all constructive signs for such a pace of economic growth. The European Central Bank’s efforts to gradually reduce its bond buying program should eventually, in our view, lead to rising interest rates.

Value investing often requires an investor to be contrarian in nature. We continue to maintain a bottom-up stock-picking process that is disciplined, driven by rigorous fundamental analysis and attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

Although economic and investment fundamentals still appear to be favorable, the return of volatility is another reminder that securities markets are dynamic. As we enter into the second half of 2018, market sentiment may easily turn again given the uncertainty regarding an escalation in trade tensions, the upcoming US midterm elections, Brexit, the ability of US tax cuts to prolong the current economic expansion, and the pace of inflation. Therefore, we believe active, professional investment management serves investors well.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual European Fund	3

Performance Summary	8

Your Fund’s Expenses	10

Financial Highlights and Statement of Investments	11

Financial Statements	21

Notes to Financial Statements	25

Shareholder Information	37

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Mutual European Fund

This semiannual report for Franklin Mutual European Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Geographic Composition bar chart on this page lists the leading European countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a -1.67% cumulative total return for the six months ended June 30, 2018. For comparison, the Fund’s benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s developed markets, had a -0.45% total return in local currency terms.1 Also for comparison, the MSCI Europe Index had a -2.71% total return in US dollar terms.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as measured by the MSCI All Country World Index (ACWI).

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Near period-end, an overall easing of tensions in the Korean peninsula relieved investors, but ongoing US trade disputes with its allies and China hindered global markets.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/18
% of Total Net Assets

Insurance	13.1%

Oil, Gas & Consumable Fuels	10.0%

Banks	9.6%

Pharmaceuticals	7.0%

Automobiles	5.8%

Diversified Telecommunication Services	5.2%

Construction Materials	4.4%

Trading Companies & Distributors	4.0%

Health Care Equipment & Supplies	3.8%

Electric Utilities	3.4%

Manager’s Discussion

In the first half of 2018, positive corporate fundamentals were overshadowed by political and economic concerns. Corporate profits in European and other developed markets continued their impressive year-over-year pace of growth. In Europe and other developed markets, economic activity moderated during the first quarter, but appeared to have recovered during the second quarter. Financial markets were also aided by improved industrial commodity prices, most notably crude oil. Nonetheless, investor sentiment became less upbeat and volatility returned to financial markets, after an historically calm 2017. The Top 10 Sectors/Industries table on this page lists insurance; oil, gas and consumable fuels; and also other leading industries in which the Fund currently invests.

As investors entered 2018, European equity markets continued to trade at a discount to US equity markets on many metrics, including price-to-earnings and price-to-cash flow, while continuing to offer dividend yields in excess of both the US stock market dividend yields and bond yields generally. The rise in volatility provided us with select opportunities to initiate or add to positions in companies that we believed were trading at undeservedly discounted prices.

A further escalation of trade-related rhetoric and tariffs, in our view, could have important consequences for European companies. We have already begun to see disruptions to global supply chains and added pressure on China’s financial and credit markets. Additional tariffs imposed by the US and its trading partners could rattle business confidence, curb corporate earnings growth, undermine favorable fundamentals in specific industries, provoke further financial market volatility and raise uncertainty regarding the solid pace of global growth.

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In addition to trade tensions, we are paying close attention to Brexit negotiations, Italy’s new populist government, and a potentially fraying relationship between Germany’s two conservative parties. As of period-end, we still believe Europe’s economic recovery is fairly resilient, but any of the aforementioned challenges has the potential to fuel volatility and even slow economic growth.

In May 2019 Europe is expected to hold elections for the European Parliament. Historically the elections have had little impact on equity markets. However, with the rise in populist rhetoric in Europe, we believe these elections could be more significant, as they occur fairly close to March 30, 2019, the UK’s departure date from the European Union.

Mergers and acquisitions (M&A) have remained active. The market also saw the development of a bidding war between Walt Disney2 and Comcast2 for control of Twenty-First Century Fox2 and Sky2. As the year began, Disney had a deal to buy Fox and Fox had an offer pending to acquire the 61% of Sky it did not own. Comcast subsequently launched bids for both companies, and when Fox raised its bid for Sky, Comcast promptly raised its bid to a higher level. Comcast has indicated it will not bid further for Fox and, while Fox could raise its bid for Sky, it appears most likely that Comcast will purchase Sky. This bidding war showed the ongoing uncertainty in media, in which major media firms believe they need even more scale to compete with internet rivals that are experiencing significant growth. We expect ongoing activity in M&A markets and, with the increased regulatory clarity provided by the recent US court ruling in favor of AT&T’s2 acquisition of Time Warner2, further opportunities in merger arbitrage.

Finding mispriced risk in credit markets remains difficult as we have seen few large corporate bankruptcies in Europe and with the continued low interest rate environment, we do not anticipate this will change in the near future.

Fund Performance

Turning to Fund performance, top contributors included Netherlands-based Koninklijke Philips, Finland-based global communications and information technology company Nokia and UK-based oil and gas exploration and production company BP. Koninklijke Philips and BP are listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Top 10 Equity Holdings
6/30/18
Company Sector/Industry, Country	% of Total Net Assets

Koninklijke Philips NV Health Care Equipment & Supplies, Netherlands	3.8%

Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	3.8%

Enel SpA Electric Utilities, Italy	3.4%

BP PLC Oil, Gas & Consumable Fuels, U.K.	3.3%

Novartis AG Pharmaceuticals, Switzerland	3.3%

Accor SA Hotels, Restaurants & Leisure, France	3.3%

RSA Insurance Group PLC Insurance, U.K.	3.0%

Volkswagen AG Automobiles, Germany	2.9%

LafargeHolcim Ltd. Construction Materials, Switzerland	2.9%

Vodafone Group PLC Wireless Telecommunication Services, U.K.	2.9%

Koninklijke Philips is near the end of its restructuring efforts. In line with our initial investment thesis, the company has almost fully pivoted its business model from being an industrial conglomerate to becoming a focused health care technology company. In April, Philips reported better-than-expected results, particularly strong order growth overall and sales growth within its diagnostics and treatment business. Recent positive results have increased our confidence in management’s ability to deliver on its long-term strategy and targets.

Nokia announced solid fourth-quarter and full-year 2017 results in February 2018, particularly better-than-expected profits for 2017 and significant improvement in cash flow. Management also issued a new earnings target for 2020 that was higher than many investors had anticipated. Subsequent quarterly results issued in April 2018 were weaker than expected, but management emphasized the company’s strong levels of new and existing orders and indicated that sales for full-year 2018 could exceed its previous guidance. We believe Nokia is serious about cutting costs and improving cash flow following its acquisition of Alcatel in 2016 to increase its dividend in 2018 and stay on course to reach its 2020 earnings target.

2. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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Shares of BP were supported by rising crude oil prices and continued solid operating results. BP’s results have been positive across the board, reflecting strong cost control and very strong operational and project delivery performance, resulting in increased oil and gas production and further improvements to its balance sheet. BP also stated that a dividend hike will be discussed by the company’s board later this year.

During the period under review, Fund investments that detracted from performance included UK-based global mobile telecommunications company Vodafone Group, Netherlands-based cable operator KPN and France-based electrical equipment distributor Rexel.

In May 2018, Vodafone Group reported better-than-expected fiscal year-end results, but the outlook for fiscal year 2019 was below expectations with much of the growth forecast to come in the latter part of the year. In addition, Vodafone chief executive officer (CEO) Vittorio Colao announced his intention to retire in October 2018. The CEO’s decision was not a total surprise given his decade long tenure, but the timing was unexpected given Vodafone’s purchase of certain Liberty Global2 assets that is still being reviewed by government regulators. We believe that Vodafone will receive regulatory approval. In addition, the naming of Nick Read, the current chief financial officer (CFO), as the new CEO, and promoting the deputy CFO, signal the board’s focus on operating performance after a period of addressing the major strategic issues facing the company.

Multiple factors hurt shares of KPN during the period. Quarterly earnings reported in January were in line with expectations, but the outlook for another year of flat earnings in 2018 was disappointing. In February, the Authority of Consumers and Markets (ACM), a Dutch regulator, proposed new rules for cable operators. The proposal would not change KPN’s current regulatory framework, but could reduce its wholesale revenues. Although the ACM’s proposal is disappointing and the EU has recently softened its opposition to cable regulation, the impact of the proposals would likely be modest as cable’s wholesale access rates are unlikely to be more attractive than KPN’s existing rates. We continue to hold a favorable view of KPN. Free cash flow growth has been strong, and we have begun to see a recovery in the business-to-business segment, which had been a drag on revenues and earnings.

Rexel is a distributor of low voltage electrical equipment headquartered in Paris. In April, shares of Rexel dropped in response to slightly weaker-than-expected quarterly revenue and earnings results, although free cash flow showed significant improvement. In our view, the results were negatively affected by investments in digital technology and workers, unfavorable weather and fewer working days, and a change in how the company accounts for bonus payments. We believe the positive catalysts for Rexel remain in place as its reorganization efforts and branch openings in the US are starting to produce positive results and the market environment in Europe continues to improve.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

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Katrina Dudley, CFA Co-Portfolio Manager
Mandana Hormozi Co-Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

Katrina Dudley has been co-portfolio manager for Franklin Mutual European Fund since 2010 and was assistant portfolio manager since 2007. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

Mandana Hormozi has been a co-portfolio manager for Franklin Mutual European Fund since January 2018. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

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FRANKLIN MUTUAL EUROPEAN FUND

Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

Z
6-Month	-1.67%		-1.67%
1-Year	+1.32%		+1.32%
5-Year	+28.23%		+5.10%
10-Year	+54.33%		+4.43%

A
6-Month	-1.77%		-7.42%
1-Year	+1.09%		-4.73%
5-Year	+26.48%		+3.58%
10-Year	+49.96%		+3.52%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses[3]

Share Class
Z	1.04%
A	1.29%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$983.30	$5.07	$1,019.69	$5.16	1.03%
A	$1,000	$982.30	$6.29	$1,018.45	$6.41	1.28%
C	$1,000	$978.40	$9.96	$1,014.73	$10.14	2.03%
R	$1,000	$981.00	$7.52	$1,017.21	$7.65	1.53%
R6	$1,000	$984.20	$4.48	$1,020.28	$4.56	0.91%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Six Months Ended June 30, 2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Class Z
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.93		$19.20	$19.48	$20.86	$24.76	$21.13

Income from investment operations[a]:

Net investment income[b]	0.40		0.35	0.63 [c]	0.42	0.73 [d]	0.49

Net realized and unrealized gains (losses)	(0.75)		1.65	(0.17)	(0.27)	(1.73)	5.12

Total from investment operations	(0.35)		2.00	0.46	0.15	(1.00)	5.61

Less distributions from:

Net investment income	—		(0.27)	(0.47)	(0.46)	(0.67)	(0.46)

Net realized gains	—		—	(0.27)	(1.07)	(2.23)	(1.52)

Total distributions	—		(0.27)	(0.74)	(1.53)	(2.90)	(1.98)

Net asset value, end of period	$20.58		$20.93	$19.20	$19.48	$20.86	$24.76

Total return[e]	(1.67)%		10.45%	2.40%	0.82%	(4.00)%	26.68%

Ratios to average net assets[f]

Expenses[g]	1.03%	[h]	1.04% [h]	1.06% [h,i]	1.05%	1.04% [h]	1.07% [h]

Expenses incurred in connection with securities sold short	—%		—%	—%	—% [j]	0.01%	—% [j]

Net investment income	3.77%	[k]	1.75%	3.42% [c]	1.93%	2.93% [d]	2.04%

Supplemental data

Net assets, end of period (000’s)	$1,222,875		$1,328,622	$1,175,972	$1,355,780	$1,128,769	$1,399,294

Portfolio turnover rate	15.90%		17.33%	16.43%	32.59%	54.05%	39.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.50%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

kThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.33		$18.66	$18.95	$20.33	$24.21	$20.71

Income from investment operations[a]:

Net investment income[b]	0.36		0.31	0.57 [c]	0.35	0.61 [d]	0.42

Net realized and unrealized gains (losses)	(0.72)		1.58	(0.18)	(0.26)	(1.66)	4.99

Total from investment operations	(0.36)		1.89	0.39	0.09	(1.05)	5.41

Less distributions from:

Net investment income	—		(0.22)	(0.41)	(0.40)	(0.60)	(0.39)

Net realized gains	—		—	(0.27)	(1.07)	(2.23)	(1.52)

Total distributions	—		(0.22)	(0.68)	(1.47)	(2.83)	(1.91)

Net asset value, end of period	$19.97		$20.33	$18.66	$18.95	$20.33	$24.21

Total return[e]	(1.77)%		10.14%	2.12%	0.57%	(4.31)%	26.30%

Ratios to average net assets[f]

Expenses[g]	1.28%	[h]	1.29% [h]	1.31% [h,i]	1.33%	1.34% [h]	1.37% [h]

Expenses incurred in connection with securities sold short	—%		—%	—%	—% [j]	0.01%	—% [j]

Net investment income	3.52%	[k]	1.50%	3.17% [c]	1.65%	2.63% [d]	1.74%

Supplemental data

Net assets, end of period (000’s)	$659,965		$714,915	$769,297	$1,033,307	$843,836	$839,655

Portfolio turnover rate	15.90%		17.33%	16.43%	32.59%	54.05%	39.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.25%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

kThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Class C
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.38		$18.70	$18.97	$20.37	$24.25	$20.79

Income from investment operations[a]:

Net investment income[b]	0.28		0.15	0.44 [c]	0.19	0.43 [d]	0.24

Net realized and unrealized gains (losses)	(0.72)		1.60	(0.19)	(0.25)	(1.64)	5.02

Total from investment operations	(0.44)		1.75	0.25	(0.06)	(1.21)	5.26

Less distributions from:

Net investment income	—		(0.07)	(0.25)	(0.27)	(0.44)	(0.28)

Net realized gains	—		—	(0.27)	(1.07)	(2.23)	(1.52)

Total distributions	—		(0.07)	(0.52)	(1.34)	(2.67)	(1.80)

Net asset value, end of period	$19.94		$20.38	$18.70	$18.97	$20.37	$24.25

Total return[e]	(2.16)%		9.37%	1.32%	(0.16)%	(4.97)%	25.44%

Ratios to average net assets[f]

Expenses[g]	2.03%	[h]	2.04%[h]	2.06% [h,i]	2.05%	2.04% [h]	2.07% [h]

Expenses incurred in connection with securities sold short	—%		—%	—%	—%[j]	0.01%	—%[j]

Net investment income	2.77%	[k]	0.75%	2.42%[c]	0.93%	1.93% [d]	1.04%

Supplemental data

Net assets, end of period (000’s)	$154,288		$179,123	$209,196	$291,752	$216,258	$198,491

Portfolio turnover rate	15.90%		17.33%	16.43%	32.59%	54.05%	39.05%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 1.50%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

kThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Class R
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.97		$18.35	$18.62	$20.04	$23.95	$20.55

Income from investment operations[a]:

Net investment income[b]	0.33		0.22	0.52 [c]	0.27	0.41 [d]	0.31

Net realized and unrealized gains (losses)	(0.71)		1.60	(0.18)	(0.23)	(1.49)	5.02

Total from investment operations	(0.38)		1.82	0.34	0.04	(1.08)	5.33

Less distributions from:

Net investment income	—		(0.20)	(0.34)	(0.39)	(0.60)	(0.41)

Net realized gains	—		—	(0.27)	(1.07)	(2.23)	(1.52)

Total distributions	—		(0.20)	(0.61)	(1.46)	(2.83)	(1.93)

Net asset value, end of period	$19.59		$19.97	$18.35	$18.62	$20.04	$23.95

Total return[e]	(1.90)%		9.92%	1.86%	0.37%	(4.52)%	26.05%

Ratios to average net assets[f]

Expenses[g]	1.53%	[h]	1.54% [h]	1.56% [h,i]	1.55%	1.54% [h]	1.57% [h]

Expenses incurred in connection with securities sold short	—%		—%	—%	—% [j]	0.01%	—%[j]

Net investment income	3.27%	[k]	1.25%	2.92% [c]	1.43%	2.43% [d]	1.54%

Supplemental data

Net assets, end of period (000’s)	$877		$821	$626	$997	$421	$133

Portfolio turnover rate	15.90%		17.33%	16.43%	32.59%	54.05%	39.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.00%.

dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

jRounds to less than 0.01%.

kThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013[a]
Class R6
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.91		$19.19	$19.47	$20.85	$24.75	$22.54

Income from investment operations[b]:

Net investment income[c]	0.41		0.41	0.66 [d]	0.46	0.75 [e]	0.28

Net realized and unrealized gains (losses)	(0.74)		1.62	(0.17)	(0.28)	(1.71)	3.95

Total from investment operations	(0.33)		2.03	0.49	0.18	(0.96)	4.23

Less distributions from:

Net investment income	—		(0.31)	(0.50)	(0.49)	(0.71)	(0.50)

Net realized gains	—		—	(0.27)	(1.07)	(2.23)	(1.52)

Total distributions	—		(0.31)	(0.77)	(1.56)	(2.94)	(2.02)

Net asset value, end of period	$20.58		$20.91	$19.19	$19.47	$20.85	$24.75

Total return[f]	(1.58)%		10.63%	2.53%	0.98%	(3.88)%	18.99%

Ratios to average net assets[g]

Expenses[h]	0.91%	[i,j]	0.88% [i]	0.89% [i,j]	0.89%	0.89% [i]	0.90% [i]

Expenses incurred in connection with securities sold short	—%		—%	—%	—% [k]	0.01%	—% [k]

Net investment income	3.89%	[l]	1.91%	3.59% [d]	2.09%	3.08% [e]	2.21%

Supplemental data

Net assets, end of period (000’s)	$274,194		$294,660	$311,784	$373,904	$334,396	$317,690

Portfolio turnover rate	15.90%		17.33%	16.43%	32.59%	54.05%	39.05%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.17 per share related to a nonrecurring distribution. The amount, although initially recorded as dividend income, is subject to recharacterization once the issuer provides information regarding the actual composition of the distribution. Excluding this amount, the ratio of net investment income to average net assets would have been 2.67%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

lThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL EUROPEAN FUND

Statement of Investments, June 30, 2018 (unaudited)

		Country	Shares	Value

	Common Stocks 88.0%
	Auto Components 1.1%
	Cie Generale des Etablissements Michelin SCA	France	204,460	$24,915,272

	Automobiles 2.9%
	Peugeot SA	France	2,585,578	59,088,023
	Renault SA	France	108,240	9,210,242

				68,298,265

	Banks 9.6%
	AIB Group PLC	Ireland	5,022,410	27,285,887
	BNP Paribas SA	France	569,346	35,381,743
	HSBC Holdings PLC	United Kingdom	2,732,076	25,641,909
	Societe Generale SA	France	1,164,312	49,128,099
	Standard Chartered PLC	United Kingdom	5,207,966	47,634,532
	UniCredit SpA	Italy	2,178,188	36,381,690

				221,453,860

	Capital Markets 2.6%
	Credit Suisse Group AG	Switzerland	2,572,571	38,832,731
	Deutsche Bank AG	Germany	1,535,000	16,538,894
	Oslo Bors VPS Holding ASA	Norway	340,000	4,800,491

				60,172,116

	Commercial Services & Supplies 1.2%
	G4S PLC	United Kingdom	8,137,683	28,768,712

	Communications Equipment 2.1%
	Nokia OYJ, A	Finland	2,250,636	12,963,586
	Nokia OYJ, ADR	Finland	6,042,452	34,744,099

				47,707,685

	Construction Materials 4.4%
	HeidelbergCement AG	Germany	427,796	36,026,698
	LafargeHolcim Ltd., B	Switzerland	1,372,438	67,042,155

				103,068,853

	Diversified Telecommunication Services 5.2%
	Hellenic Telecommunications Organization SA	Greece	4,953,472	61,346,324
	Koninklijke KPN NV	Netherlands	21,300,825	57,986,288

				119,332,612

	Electric Utilities 3.4%
	Enel SpA	Italy	14,345,900	79,732,231

	Electrical Equipment 0.6%
	Osram Licht AG	Germany	345,360	14,122,548

	Food & Staples Retailing 1.4%
	Carrefour SA	France	1,944,049	31,503,342

	Health Care Equipment & Supplies 3.8%
	Koninklijke Philips NV	Netherlands	2,051,716	87,315,184

	Hotels, Restaurants & Leisure 3.3%
	Accor SA	France	1,549,777	76,084,856

	Household Durables 0.5%
	JM AB	Sweden	277,660	4,962,590
a,b	Neinor Homes SA, 144A	Spain	334,815	6,274,545

				11,237,135

16	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares	Value
	Common Stocks(continued)
	Insurance 13.1%
	Ageas	Belgium	699,732	$35,325,553
	ASR Nederland NV	Netherlands	962,392	39,331,886
	Direct Line Insurance Group PLC	United Kingdom	12,522,431	56,705,790
	Lancashire Holdings Ltd.	United Kingdom	4,178,619	31,288,670
	NN Group NV	Netherlands	1,576,954	64,190,408
	RSA Insurance Group PLC	United Kingdom	7,667,176	68,791,098
	XL Group Ltd.	Bermuda	129,405	7,240,210

				302,873,615

	Machinery 2.7%
	CNH Industrial NV	United Kingdom	2,999,447	31,876,058
	CNH Industrial NV, special voting	United Kingdom	833,461	8,857,450
	Vossloh AG	Germany	471,303	22,961,974

				63,695,482

	Marine 1.0%
	A.P. Moeller-Maersk AS, B	Denmark	19,498	24,301,793

	Metals & Mining 1.2%
	thyssenkrupp AG	Germany	1,110,929	27,023,400

	Oil, Gas & Consumable Fuels 10.0%
	BP PLC	United Kingdom	10,074,119	76,936,343
a	Cairn Energy PLC	United Kingdom	9,565,171	31,579,410
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,241,414	43,178,588
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	1,265,829	43,947,776
	Total SA	France	574,983	35,073,707

				230,715,824

	Pharmaceuticals 7.0%
	GlaxoSmithKline PLC	United Kingdom	3,012,192	60,853,923
	Novartis AG	Switzerland	1,011,384	76,874,987
	Sanofi	France	295,407	23,693,777

				161,422,687

	Road & Rail 0.0%
a,c,d,e	Euro Wagon LP	Jersey Islands	16,127,149	—

	Specialty Retail 1.5%
	Dufry AG	Switzerland	154,661	19,738,641
	Hornbach Holding AG & Co. KGaA	Germany	213,786	15,436,211

				35,174,852

	Textiles, Apparel & Luxury Goods 0.6%
	Pandora AS	Denmark	200,000	13,981,715

	Tobacco 1.9%
	British American Tobacco PLC	United Kingdom	881,269	44,573,685

	Trading Companies & Distributors 4.0%
	Kloeckner & Co. SE	Germany	3,031,653	31,984,547
	Rexel SA	France	4,154,655	59,778,133

				91,762,680

	Wireless Telecommunication Services 2.9%
	Vodafone Group PLC	United Kingdom	27,273,376	66,206,851

	Total Common Stocks (Cost $1,982,494,718)			2,035,445,255

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares	Value
	Preferred Stocks 4.7%
	Auto Components 1.8%
	[f] Schaeffler AG, 4.933%, pfd.	Germany	3,156,455	$41,119,463

	Automobiles 2.9%
	[f] Volkswagen AG, 2.784%, pfd.	Germany	408,818	67,930,318

	Total Preferred Stocks (Cost $108,381,951)			109,049,781

	Total Investments before Short Term Investments (Cost $2,090,876,669)			2,144,495,036

			Principal Amount
	Short Term Investments 6.3%
	U.S. Government and Agency Securities 6.3%
g	FHLB, 7/02/18	United States	$7,100,000	7,100,000
g	U.S. Treasury Bill,
	11/08/18	United States	30,000,000	29,786,613
	11/15/18	United States	30,000,000	29,773,900
	7/05/18 - 12/06/18	United States	79,000,000	78,501,036

	Total U.S. Government and Agency Securities (Cost $145,130,198)			145,161,549

	Total Investments (Cost $2,236,006,867) 99.0%			2,289,656,585

	Other Assets, less Liabilities 1.0%			22,541,568

	Net Assets 100.0%			$2,312,198,153

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the value of this security was $6,274,545, representing 0.3% of net assets.

cSee Note 11 regarding holdings of 5% voting securities.

dFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

eSee Note 9 regarding restricted securities.

fVariable rate security. The rate shown represents the yield at period end.

gThe security was issued on a discount basis with no stated coupon rate.

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	3,528	$517,579,650	9/17/18	$5,320,212
GBP/USD	Short	2,194	181,498,650	9/17/18	2,767,444

Total Futures Contracts					$8,087,656

*As of period end.

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Swiss Franc	BONY	Sell	642,546	$651,511	7/09/18	$2,176	$—
Swiss Franc	HSBK	Sell	3,175,918	3,207,123	7/09/18	—	(2,350)
Swiss Franc	UBSW	Buy	2,156,713	2,173,937	7/09/18	5,562	—
Swiss Franc	UBSW	Sell	5,142,879	5,206,002	7/09/18	8,786	—
Swiss Franc	UBSW	Sell	105,630,435	106,243,460	7/09/18	—	(503,010)
Euro	BOFA	Buy	2,852,765	3,310,360	7/12/18	25,904	—
Euro	BOFA	Buy	5,529,062	6,500,943	7/12/18	—	(34,793)
Euro	BONY	Buy	1,228,279	1,419,435	7/12/18	17,018	—
Euro	BONY	Buy	2,748,376	3,244,261	7/12/18	—	(30,079)
Euro	HSBK	Buy	3,868,122	4,502,883	7/12/18	20,825	—
Euro	HSBK	Sell	13,763,661	16,698,968	7/12/18	602,586	—
Euro	SSBT	Buy	3,027,755	3,515,090	7/12/18	25,821	—
Euro	UBSW	Buy	1,052,323	1,219,471	7/12/18	11,204	—
Euro	UBSW	Sell	13,763,661	16,699,656	7/12/18	603,274	—
British Pound	BOFA	Buy	152,536	204,839	7/16/18	—	(3,240)
British Pound	BOFA	Sell	2,141,902	3,043,604	7/16/18	212,756	—
British Pound	BONY	Buy	850,000	1,120,903	7/16/18	2,500	—
British Pound	BONY	Sell	1,108,344	1,594,852	7/16/18	130,007	—
British Pound	HSBK	Buy	2,700,000	3,588,970	7/16/18	—	(20,510)
British Pound	HSBK	Sell	19,714,108	26,924,960	7/16/18	869,777	—
British Pound	UBSW	Sell	18,933,606	25,806,921	7/16/18	783,291	—
Norwegian Krone	BONY	Buy	1,275,000	158,681	7/25/18	—	(1,976)
Norwegian Krone	BONY	Buy	2,380,000	292,304	7/25/18	212	—
Norwegian Krone	BONY	Sell	42,619,254	5,423,176	7/25/18	185,015	—
Euro	BOFA	Buy	4,352,857	5,086,592	7/26/18	9,332	—
Euro	BONY	Buy	4,525,651	5,288,336	7/26/18	9,879	—
Euro	BONY	Sell	76,332,879	95,748,910	7/26/18	6,385,406	—
Euro	HSBK	Buy	4,352,857	5,076,898	7/26/18	19,026	—
Euro	HSBK	Sell	76,332,879	95,741,277	7/26/18	6,377,773	—
Euro	SSBT	Buy	4,525,651	5,282,901	7/26/18	15,314	—
Euro	UBSW	Buy	4,525,651	5,282,865	7/26/18	15,351	—
Swedish Krona	BONY	Sell	17,395,659	1,943,072	7/31/18	—	(4,883)

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FRANKLIN MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Swedish Krona	SSBT	Sell	400,000	$44,782	7/31/18	$—	$(10)
British Pound	BOFA	Sell	4,878,723	6,961,255	8/14/18	504,669	—
British Pound	BONY	Sell	37,409,989	52,140,905	8/14/18	2,631,885	—
British Pound	UBSW	Sell	34,779,874	48,369,415	8/14/18	2,341,133	—
Euro	BONY	Sell	72,209,328	91,353,248	8/20/18	6,649,920	—
Euro	SSBT	Sell	72,209,327	91,324,942	8/20/18	6,621,614	—
Euro	BOFA	Sell	60,930,190	76,223,802	10/10/18	4,461,635	—
Euro	BONY	Sell	3,408,389	4,254,624	10/10/18	240,302	—
Euro	UBSW	Sell	26,066,144	32,442,053	10/10/18	1,741,952	—
Euro	BOFA	Sell	18,252,960	22,157,174	10/18/18	644,606	—
Euro	SSBT	Sell	30,869,110	38,787,962	10/18/18	2,406,255	—
Euro	UBSW	Sell	43,885,443	54,340,568	10/18/18	2,618,073	—
British Pound	BOFA	Sell	13,073,855	17,849,847	10/24/18	490,819	—
British Pound	BONY	Sell	12,203,079	16,356,078	10/24/18	153,238	—
British Pound	HSBK	Sell	234,880	325,879	10/24/18	14,013	—
British Pound	SSBT	Sell	50,141,866	70,456,746	10/24/18	3,880,051	—
British Pound	UBSW	Sell	344,599	456,029	10/24/18	—	(1,518)
British Pound	UBSW	Sell	5,883,027	8,103,300	10/24/18	292,012	—
Euro	BOFA	Sell	6,572,342	7,833,837	11/07/18	74,584	—
Euro	HSBK	Sell	62,450	74,653	11/07/18	925	—
Euro	SSBT	Sell	36,501,941	44,324,307	11/07/18	1,230,414	—
Euro	UBSW	Sell	36,501,942	44,315,547	11/07/18	1,221,654	—
Euro	HSBK	Sell	62,711,729	75,000,218	11/21/18	874,681	—
Euro	SSBT	Sell	62,711,729	75,015,770	11/21/18	890,234	—
British Pound	BONY	Sell	6,289,772	8,526,760	11/26/18	161,609	—
British Pound	UBSW	Sell	6,289,772	8,526,151	11/26/18	160,998	—

Total Forward Exchange Contracts						$56,646,071	$(602,369)

Net unrealized appreciation (depreciation)						$56,043,702

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 36.

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FRANKLIN MUTUAL EUROPEAN FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,229,724,358
Cost - Controlled affiliates (Note 11)	6,282,509

Value - Unaffiliated issuers	$2,289,656,585
Value - Controlled affiliates (Note 11)	—
Cash	1,513,442
Foreign currency, at value (cost $341,079)	354,029
Receivables:
Investment securities sold	4,617,683
Capital shares sold	974,085
Dividends	14,008,910
European Union tax reclaims	2,777,171
Deposits with brokers for:
Futures contracts	12,664,980
Unrealized appreciation on OTC forward exchange contracts	56,646,071
Other assets	10,700

Total assets	2,383,223,656

Liabilities:
Payables:
Investment securities purchased	39,864,986
Capital shares redeemed	20,732,015
Management fees	1,727,002
Distribution fees	564,926
Transfer agent fees	498,324
Trustees’ fees and expenses	94,475
Variation margin on futures contracts	6,678,996
Unrealized depreciation on OTC forward exchange contracts	602,369
Accrued expenses and other liabilities	262,410

Total liabilities	71,025,503

Net assets, at value	$2,312,198,153

Net assets consist of:
Paid-in capital	$2,308,939,039
Undistributed net investment income	66,187,303
Net unrealized appreciation (depreciation)	117,551,080
Accumulated net realized gain (loss)	(180,479,269)

Net assets, at value	$2,312,198,153

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FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Class Z:
Net assets, at value	$1,222,874,620

Shares outstanding	59,421,365

Net asset value and maximum offering price per share	$20.58

Class A:
Net assets, at value	$659,964,509

Shares outstanding	33,046,569

Net asset value per share[a]	$19.97

Maximum offering price per share (net asset value per share ÷ 94.25%)	$21.19

Class C:
Net assets, at value	$154,287,587

Shares outstanding	7,737,112

Net asset value and maximum offering price per share[a]	$19.94

Class R:
Net assets, at value	$877,424

Shares outstanding	44,800

Net asset value and maximum offering price per share	$19.59

Class R6:
Net assets, at value	$274,194,013

Shares outstanding	13,326,087

Net asset value and maximum offering price per share	$20.58

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$57,628,118
Interest:
Unaffiliated issuers	1,615,872

Total investment income	59,243,990

Expenses:
Management fees (Note 3a)	10,530,054
Distribution fees: (Note 3c)
Class A	872,642
Class C	845,495
Class R	2,114
Transfer agent fees: (Note 3e)
Class Z	928,569
Class A	491,267
Class C	119,010
Class R	597
Class R6	33,926
Custodian fees (Note 4)	127,659
Reports to shareholders	77,719
Registration and filing fees	59,947
Professional fees	74,303
Trustees’ fees and expenses	44,000
Other	36,383

Total expenses	14,243,685
Expense reductions (Note 4)	(5,954)
Expenses waived/paid by affiliates (Note 3f)	(5,910)

Net expenses	14,231,821

Net investment income	45,012,169

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	63,771,097
Foreign currency transactions	2,193
Forward exchange contracts	(39,050,563)
Futures contracts	9,551,522

Net realized gain (loss)	34,274,249

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(222,988,683)
Translation of other assets and liabilities denominated in foreign currencies	(586,336)
Forward exchange contracts	82,155,012
Futures contracts	18,921,283

Net change in unrealized appreciation (depreciation)	(122,498,724)

Net realized and unrealized gain (loss)	(88,224,475)

Net increase (decrease) in net assets resulting from operations	$(43,212,306)

*Foreign taxes withheld on dividends	$6,462,574

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FRANKLIN MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$45,012,169	$41,754,082
Net realized gain (loss)	34,274,249	(36,941,433)
Net change in unrealized appreciation (depreciation)	(122,498,724)	245,053,933

Net increase (decrease) in net assets resulting from operations	(43,212,306)	249,866,582

Distributions to shareholders from:
Net investment income:
Class Z	—	(17,540,243)
Class A	—	(7,669,484)
Class C	—	(661,962)
Class R	—	(7,585)
Class R6	—	(4,427,392)

Total distributions to shareholders	—	(30,306,666)

Capital share transactions: (Note 2)
Class Z	(81,213,673)	43,359,185
Class A	(43,348,215)	(118,591,024)
Class C	(21,526,252)	(47,346,696)
Class R	74,729	141,266
Class R6	(16,716,841)	(45,857,168)

Total capital share transactions	(162,730,252)	(168,294,437)

Net increase (decrease) in net assets	(205,942,558)	51,265,479
Net assets:
Beginning of period	2,518,140,711	2,466,875,232

End of period	$2,312,198,153	$2,518,140,711

Undistributed net investment income included in net assets:
End of period	$66,187,303	$21,175,134

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FRANKLIN MUTUAL EUROPEAN FUND

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual European Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2018, the Fund had no securities sold short.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

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FRANKLIN MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

e.  Income and Deferred Taxes (continued)

and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	10,461,559	$223,525,754	17,236,906	$350,944,087
Shares issued in reinvestment of distributions	—	—	789,963	16,435,905
Shares redeemed	(14,529,131)	(304,739,427)	(15,782,895)	(324,020,807)

Net increase (decrease)	(4,067,572)	$(81,213,673)	2,243,974	$43,359,185

Class A Shares:
Shares sold	2,649,305	$54,377,038	15,602,529	$310,200,219
Shares issued in reinvestment of distributions	—	—	287,521	5,802,513
Shares redeemed	(4,765,269)	(97,725,253)	(21,954,991)	(434,593,756)

Net increase (decrease)	(2,115,964)	$(43,348,215)	(6,064,941)	$(118,591,024)

Class C Shares:
Shares sold	314,123	$6,466,775	1,180,124	$23,513,530
Shares issued in reinvestment of distributions	—	—	32,119	639,507
Shares redeemed	(1,366,744)	(27,993,027)	(3,606,833)	(71,499,733)

Net increase (decrease)	(1,052,621)	$(21,526,252)	(2,394,590)	$(47,346,696)

Class R Shares:
Shares sold	6,988	$141,489	16,679	$329,815
Shares issued in reinvestment of distributions	—	—	382	7,585
Shares redeemed	(3,299)	(66,760)	(10,067)	(196,134)

Net increase (decrease)	3,689	$74,729	6,994	$141,266

Class R6 Shares:
Shares sold	558,334	$11,647,483	3,235,565	$65,830,080
Shares issued in reinvestment of distributions	—	—	185,294	3,853,120
Shares redeemed	(1,323,905)	(28,364,324)	(5,580,242)	(115,540,368)

Net increase (decrease)	(765,571)	$(16,716,841)	(2,159,383)	$(45,857,168)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.853% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$36,325
CDSC retained	$12,110

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e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $1,573,369, of which $562,062 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

g.  Other Affiliated Transactions

At June 30, 2018, one or more of the funds in Franklin Fund Allocator Series owned 9.6% of the Fund’s outstanding shares.

h.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2018, these purchase and sale transactions aggregated $1,820,107 and $—, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2018	$94,475
[b]Increase in projected benefit obligation	$1,035
Benefit payments made to retired trustees	$(1,280)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$82,846,650
Long term	171,281,334

Total capital loss carryforwards	$254,127,984

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,197,410,718

Unrealized appreciation	$353,256,995
Unrealized depreciation	(196,859,684)

Net unrealized appreciation (depreciation)	$156,397,311

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $358,396,119 and $362,294,174, respectively.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
16,127,149	Euro Wagon LP (Value is —% of Net Assets)	12/08/05 - 1/02/08	$6,282,509	$—

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10.  Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$8,087,656	[a]	Variation margin on futures contracts	$—
	Unrealized appreciation on OTC forward exchange contracts	56,646,071		Unrealized depreciation on OTC forward exchange contracts	602,369

Totals		$64,733,727			$602,369

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(39,050,563)	Forward exchange contracts	$82,155,012
	Futures contracts	9,551,522	Futures contracts	18,921,283

Totals		$(29,499,041)		$101,076,295

For the period ended June 30, 2018, the average month end notional amount of futures contracts represented $725,124,171. The average month end contract value of forward exchange contracts was $1,293,071,390.

At June 30, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$56,646,071	$602,369

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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10.   Other Derivative Information (continued)

At June 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$ 6,424,305	$ (38,033)	$ (6,386,272)	$ —	$ —
BONY	16,569,167	(36,938)	(16,532,229)	—	—
HSBK	8,779,606	(22,860)	(8,756,746)	—	—
SSBT	15,069,703	(10)	(15,069,693)	—	—
UBSW	9,803,290	(504,528)	(9,298,762)	—	—

Total	$56,646,071	$(602,369)	$(56,043,702)	$ —	$ —

At June 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ 38,033	$ (38,033)	$ —	$ —	$ —
BONY	36,938	(36,938)	—	—	—
HSBK	22,860	(22,860)	—	—	—
SSBT	10	(10)	—	—	—
UBSW	504,528	(504,528)	—	—	—

Total	$602,369	$(602,369)	$ —	$ —	$ —

aAt June 30, 2018, the Fund received U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 36.

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11.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Controlled Affiliates[a]
Euro Wagon LP (Value is —% of Net Assets)	16,127,149	—	—	16,127,149	$—	$—	$—	$—

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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13.  Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b] Machinery	$54,838,032	$8,857,450	$—		$63,695,482
All Other Equity Investments	2,080,799,554	—	—	[c]	2,080,799,554
Short Term Investments	138,061,549	7,100,000	—		145,161,549

Total Investments in Securities	$2,273,699,135	$15,957,450	$—		$2,289,656,585

Other Financial Instruments:
Futures Contracts	$8,087,656	$—	$—		$8,087,656
Forward Exchange Contracts	—	56,646,071	—		56,646,071

Total Other Financial Instruments	$8,087,656	$56,646,071	$—		$64,733,727

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$602,369	$—		$602,369

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 17, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank

HSBK	HSBC Bank PLC	USD	United States Dollar

SSBT	State Street Bank and Trust Co., N.A.

UBSW	UBS AG

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual European Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 17, 2018, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash

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for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2017. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of

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management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested supplemental information and additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, it was noted that senior management of FTI is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2017, and had annualized total returns for the three- and five-year periods in the lowest and second-lowest performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2017 was in the second-best performing quintile. The trustees discussed with management the reasons for the relative underperformance for the one- and three-year periods ended December 31, 2017. Taking into account such discussions and intending to continue to monitor future performance, the Board did not believe such comparative performance warranted any change in portfolio management, and concluded that the Fund had performed in an acceptable manner in the context of the Fund’s goals.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2017, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Mutual European Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

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Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	478 S 08/18

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter

June 30, 2018

Franklin Mutual Quest Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Quest Fund Shareholder:

Securities markets started 2018 with positive momentum. Investors began the year focused on global economic growth, strong corporate profits across most developed markets and the potential benefits of US corporate and personal tax cuts. However, volatility and market downturns emerged due to political risks and trade tariffs, a temporary deceleration in developed market economic activity during the first quarter, and higher bond yields amid potential signs of increasing inflation pressures and likely interest rate hikes. Although some risks faded, such as the first-quarter deceleration in economic growth, the potential for an escalating trade war between the US and its trading partners remained a meaningful uncertainty for investors. For the period ended June 30, 2018, US stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), produced a +2.65% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, returned +0.76%, while investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, had a -1.62% total return.1

Market performance was rather uneven during the period. Although the S&P 500 performed positively, most of the gains could be accounted for by a small number of companies. The list of those leading performers showed a concentration in information technology and internet-focused companies, or businesses that directly benefit from increased online commerce. It is no surprise, therefore, that growth stocks managed to outpace value stocks during the period. The Russell

1000® Growth Index returned +7.25%, while the Russell 1000® Value Index had a -1.69% total return.1

We do not know how long growth will continue to outpace value, but historically, periods of solid and steady economic growth have been a positive backdrop for value stocks. Low unemployment rates, increased business investment and solid consumer spending are all constructive signs for such a pace of economic growth. The US Federal Reserve’s efforts to gradually raise interest rates may be favorable for financial equities.

Value investing often requires an investor to be contrarian in nature. We continue to maintain a bottom-up stock-picking process that is disciplined, driven by rigorous fundamental analysis and attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

Although economic and investment fundamentals still appear to be favorable, the return of volatility is another reminder that securities markets are dynamic. As we enter into the second half of 2018, market sentiment may easily turn again given the uncertainty regarding an escalation in trade tensions, the upcoming US midterm elections, Brexit, the ability of US tax cuts to prolong the current economic expansion, and the pace of

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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inflation. Therefore, we believe active, professional investment management serves investors well.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual Quest Fund	3

Performance Summary	9

Your Fund’s Expenses	11

Financial Highlights and Statement of Investments	12

Financial Statements	25

Notes to Financial Statements	30

Shareholder Information	45

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Mutual Quest Fund

We are pleased to bring you Franklin Mutual Quest Fund’s semiannual report for the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests substantially to primarily in equity securities of US and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest a substantial portion, potentially up to 100% of its assets, in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares delivered a +3.02% cumulative total return for the six months ended June 30, 2018. In comparison, the Fund’s benchmark, the MSCI World Index (USD), which tracks stock performance in global developed markets, generated a total return of +0.76%.1 Also for comparison, the Fund’s secondary benchmark, the Bloomberg Barclays US Corporate High Yield Index, which measures the US corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s, posted a +0.16% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as measured by the MSCI All Country World Index (ACWI). During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

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six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Near period-end, an overall easing of tensions in the Korean peninsula relieved investors, but ongoing US trade disputes with its allies and China hindered global markets.

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter was negative, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in

2. Source: Bureau of Labor Statistics.

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bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. The current percentages of the Fund’s assets devoted to these investment strategies are listed in the Asset Allocation bar chart on this page. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In the first half of 2018, positive corporate fundamentals were overshadowed by political and economic concerns. Corporate profits in the US and other developed markets continued their impressive year-over-year pace of growth. In the US and other developed markets, economic activity moderated during the first quarter, but appeared to have recovered during the second quarter. Financial markets were also aided by improved industrial commodity prices, most notably crude oil. Nonetheless, investor sentiment became less upbeat and volatility returned to financial markets, after an historically calm 2017.

As investors entered 2018, overall US equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) were elevated relative to most historical benchmarks. The uneven equity market performance during the period and the strong pace of corporate earnings growth helped to reduce valuations somewhat. At the same time, the rise in volatility provided us with select opportunities to initiate or add to positions in companies that we believed were trading at undeservedly discounted prices.

A further escalation of trade-related rhetoric and tariffs, in our view, could have important consequences for the US and

Asset Allocation*

Based on Total Net Assets as of 6/30/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

abroad. We have already begun to see disruptions to global supply chains and added pressure on China’s financial and credit markets. Additional tariffs imposed by the US and its trading partners could rattle business confidence, curb corporate earnings growth, undermine favorable fundamentals in specific industries, provoke further financial market volatility and raise uncertainty regarding the solid pace of global growth.

Europe’s equity market overall was still trading at an attractively lower price-to-earnings multiple and higher dividend yield than the US equity market at period-end. However, in addition to trade tensions, we are paying close attention to Brexit negotiations, Italy’s new populist government, a potentially fraying relationship between Germany’s two conservative parties and the future of the international nuclear deal with Iran. As of period-end, we still believe Europe’s economic recovery is fairly resilient, but any of the aforementioned challenges has the potential to fuel volatility and even slow economic growth. In such an environment, we believe domestically oriented companies may fare relatively better.

In Asia, we have said for some time that China needs to address the high level of corporate leverage, and the People’s Bank of China has recently mandated that much of the debt residing in the shadow banking market be brought back onto bank balance sheets. The resulting burden may impair bank earnings in the short term, which, in our view, is underappreciated by many investors and could create some investment opportunities. Meanwhile, Japan’s government has proposed further amendments to its Corporate Governance Code. We believe the proposals have the potential to drive further improvements in capital allocation and operating discipline, which have long

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been a concern of investors. We have become more interested in finding opportunities to take advantage of this emerging trend.

Mergers and acquisitions (M&A) have remained active. In the first half of 2018, the market received some clarity regarding the regulatory environment when a federal judge ruled in favor of AT&T and Time Warner3, and against the US Department of Justice (DOJ) in its antitrust lawsuit. The judge decided the DOJ had failed to show the merger would be anti-competitive, and the deal closed promptly after the opinion was released. In response, the shares of companies involved in several other pending deals traded higher, indicating a higher expected probability of closing. The market also saw the development of a bidding war between Walt Disney and Comcast for control of Twenty-First Century Fox and Sky. As the year began, Disney had a deal to buy Fox and Fox had an offer pending to acquire the 61% of Sky it did not own. Comcast subsequently launched bids for both companies, and when Fox raised its bid for Sky, Comcast promptly raised its bid to a higher level. Comcast has indicated it will not bid further for Fox and, while Fox could raise its bid for Sky, it appears most likely that Comcast will purchase Sky. This bidding war showed the ongoing uncertainty in media, in which major media firms believe they need even more scale to compete with internet rivals that are experiencing significant growth. The Top 10 Sectors/Industries table on this page lists media and also other leading industries in which the Fund currently invests. We expect ongoing activity in M&A markets and, with the increased regulatory clarity provided by the Time Warner decision, further opportunities in merger arbitrage.

Finding mispriced risk in credit markets remains difficult due in part to the decline in debt covenants, which include terms that restrict financial activities by the borrower or set parameters for specific financial metrics. The search is also complicated by private equity firms involved in leveraged buyout transactions using increasingly liberal interpretations of credit agreements and bond indentures to potentially shift valuable assets beyond the reach of creditors. We have directed much of our focus on out-of-favor industries in pursuit of securities with the potential to benefit most from heightened M&A activity and other liquidity-enhancing events, such as asset sales, the ability to issue secured debt within existing agreements, and free-cash flow that could buy time for a company to weather its financial storm.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/18
% of Total Net Assets
Media	11.6%
Pharmaceuticals	8.0%
Insurance	6.3%
Oil, Gas & Consumable Fuels	4.9%
Diversified Telecommunication Services	3.9%
Wireless Telecommunication Services	3.7%
Communications Equipment	3.5%
Software	3.4%
Tobacco	3.3%
Equity Real Estate Investment Trusts (REITs)	2.1%

Fund Performance

Turning to Fund performance, top contributors included US-based phone, TV and internet services provider Frontier Communications; UK-based pharmaceutical company GlaxoSmithKline and France-based automaker Peugeot.

Frontier Communications provides phone, TV and internet services to business and residential customers. Our investment in Frontier consists of fixed income securities (CTF bonds) issued to purchase assets from Verizon4 in 2015. The bond prices appreciated during the period when Frontier was able to amend covenants (agreements that require or restrict certain actions by the bond issuer). As a result, Frontier was able to repurchase some existing bonds, including some held by the Fund, by issuing new debt with a later maturity date. The price Frontier paid to repurchase the bonds was above par (the price at issuance) and the trading price before the announcement. Frontier is attempting to gain more time to stabilize its business and achieve more synergies from the Verizon assets. The Fund continues to hold positions in the remaining CTF bonds, which have the tightest covenants, and is a member of an ad-hoc steering committee that holds greater than 66% of the bonds outstanding. We believe this positions us to negotiate the terms of any amendments to those restrictions if Frontier requires relief in the future.

Investors reacted positively to GlaxoSmithKline’s March announcements that it had pulled out of the auction for Pfizer’s4 consumer health business and agreed to buy Novartis out of its consumer health care joint venture for $13 billion. In our view, not purchasing the Pfizer consumer business at a high

3. Not held at period-end.

4. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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price demonstrated capital discipline and the ability to exercise restraint by not overpaying for strategically desirable assets, thus enhancing management credibility. In addition, not consummating the Pfizer consumer-asset deal eliminated concerns around a potential cut to the dividend to finance the deal, which had been a serious concern for investors. Also, investors have become more willing to give Glaxo some credit for research and development returns improving under the new management team.

Shares of Peugeot rose amid positive global economic fundamentals, as well as the announcements of strong full-year 2017 results in March 2018 and first-quarter 2018 results in April 2018 that showed a continuation of the positive trends from last year. Peugeot’s results were evidence, in our view, that its restructuring plan to improve production efficiency has been successful. In addition, the early returns from Peugeot’s integration and cost-cutting efforts related to its 2017 acquisition of General Motors’ European business (Opel Vauxhall) exceeded investors’ initial expectations. We believe the acquisition should enable Peugeot to increase its profit margins and cash flow through additional product development improvements, greater vehicle production efficiency and the utilization of better powertrains (engine, transmission, drive shaft and differential) in its Opel and Vauxhall vehicles.

During the period under review, Fund investments that detracted from performance included UK-based global mobile telecommunications company Vodafone Group, Netherlandsbased cable operator KPN and US-based industrials company General Electric3. Vodafone Group is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

In May 2018, Vodafone Group reported better-than-expected fiscal year-end results, but the outlook for fiscal year 2019 was below expectations with much of the growth forecast to come in the latter part of the year. In addition, Vodafone chief executive officer (CEO) Vittorio Colao announced his intention to retire in October 2018. The CEO’s decision was not a total surprise given his decade long tenure, but the timing was unexpected given Vodafone’s purchase of certain Liberty Global4 assets that is still being reviewed by government regulators. We believe that Vodafone will receive regulatory approval. In addition, the naming of Nick Read, the current chief financial officer (CFO), as the new CEO, and promoting the deputy CFO, signal the board’s focus on operating performance after a period of addressing the major strategic issues facing the company.

Top 10 Equity Holdings
6/30/18
Company Sector Industry, Country	% of Total Net Assets
Twenty-First Century Fox Inc. Media, U.S.	3.6%
Sorenson Communications LLC Communications Equipment, U.S.	3.5%
British American Tobacco PLC Tobacco, U.K.	3.3%
Vodafone Group PLC Wireless Telecommunication Services, U.K.	3.0%
The Hartford Financial Services Group Inc. Insurance, U.S.	2.5%
Novartis AG Pharmaceuticals, Switzerland	2.3%
JXTG Holdings Inc. Oil, Gas & Consumable Fuels, Japan	2.2%
Check Point Software Technologies Ltd. Software, Israel	2.2%
Charter Communications Inc. Media, U.S.	2.1%
Vornado Realty Trust Equity Real Estate Investment Trusts (REITs), U.S.	2.1%

Multiple factors hurt shares of KPN during the period. Quarterly earnings reported in January were in line with expectations, but the outlook for another year of flat earnings in 2018 was disappointing. In February, the Authority of Consumers and Markets (ACM), a Dutch regulator, proposed new rules for cable operators. The proposal would not change KPN’s current regulatory framework, but could reduce its wholesale revenues. Although the ACM’s proposal is disappointing and the European Union has recently softened its opposition to cable regulation, the impact of the proposals would likely be modest as cable’s wholesale access rates are unlikely to be more attractive than KPN’s existing rates. We continue to hold a favorable view of KPN. Free cash flow growth has been strong, and we have begun to see a recovery in the business-to-business segment, which had been a drag on revenues and earnings.

In January 2018, General Electric (GE) announced a greater-than-expected $6.2 billion after-tax charge related to its insurance subsidiary at GE Capital. Management also moved ahead with what amounts to a breakup of GE. In May 2018, the company announced the merger of its transportation operations into Wabtec4, and in June 2018 it announced a plan to spin off its health care division and divest its stake in oil-services firm Baker Hughes4. Once completed, we believe the moves will streamline GE and enable the company to reduce debt and build

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FRANKLIN MUTUAL QUEST FUND

up a cash buffer, as well as help management better focus on its key aviation, power and renewable energy divisions.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

Shawn M. Tumulty Co-Portfolio Manager

Keith Luh, CFA Co-Portfolio Manager

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Shawn Tumulty has been a portfolio manager for Franklin Mutual Quest Fund since 2003 and a co-portfolio manager since 2010. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

Keith Luh has been a co-portfolio manager for Franklin Mutual Quest Fund since 2010. He is also head of cross asset investing for Franklin Mutual Series with a value and event-driven focus across equity and fixed income investments, globally. Prior to joining in 2005, Mr. Luh was a senior analyst in global investment research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor in Finance and Economics at the Graduate School of Business, Columbia University.

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FRANKLIN MUTUAL QUEST FUND

Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
6-Month	+3.02%[3]	+3.02%[3]
1-Year	+7.38%	+7.38%
5-Year	+41.36%	+7.17%
10-Year	+90.48%	+6.66%

A
6-Month	+2.87%[3]	-3.07%
1-Year	+7.08%	+0.93%
5-Year	+39.46%	+5.62%
10-Year	+85.00%	+5.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN MUTUAL QUEST FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class
Z	0.79%
A	1.04%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/17 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MUTUAL QUEST FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$1,033.50	$3.98	$1,020.88	$3.96	0.79%
A	$1,000	$1,032.70	$5.24	$1,019.64	$5.21	1.04%
C	$1,000	$1,028.00	$9.00	$1,015.92	$8.95	1.79%
R	$1,000	$1,031.20	$6.50	$1,018.40	$6.46	1.29%
R6	$1,000	$1,034.20	$3.63	$1,021.22	$3.61	0.72%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN MUTUAL QUEST FUND

Financial Highlights

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014	2013
Class Z
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.83	$15.52	$14.47		$16.21	$18.18	$16.55

Income from investment operations[a]:

Net investment income[b]	0.25	0.58	0.87	[c]	0.54	0.78 [d]	0.54

Net realized and unrealized gains (losses)	0.28	0.49	1.47		(1.45)	(0.16)	3.68

Total from investment operations	0.53	1.07	2.34		(0.91)	0.62	4.22

Less distributions from:

Net investment income	—	(0.63)	(1.01)		(0.68)	(0.85)	(0.56)

Net realized gains	—	(0.13)	(0.28)		(0.15)	(1.74)	(2.03)

Total distributions	—	(0.76)	(1.29)		(0.83)	(2.59)	(2.59)

Net asset value, end of period	$16.36	$15.83	$15.52		$14.47	$16.21	$18.18

Total return[e]	3.35%	6.92%	16.26%		(5.55)%	3.44%	25.97%

Ratios to average net assets[f]

Expenses[g,h]	0.79%	0.79%	0.79%	[i]	0.82% [i]	0.81%	0.84%

Expenses incurred in connection with securities sold short	—%	—%	0.01%		0.03%	0.04%	0.07%

Net investment income	3.10%	3.65%	5.74%	[c]	3.35%	4.18% [d]	2.93%

Supplemental data

Net assets, end of period (000’s)	$3,522,800	$3,667,351	$3,683,095		$3,577,696	$4,116,651	$4,270,828

Portfolio turnover rate	39.61%	32.90%	44.04%		30.51%	65.77%	63.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.42%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.73%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014	2013
Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.60	$15.32	$14.29		$16.02	$18.00	$16.41

Income from investment operations[a]:

Net investment income[b]	0.23	0.53	0.83	[c]	0.49	0.71 [d]	0.48

Net realized and unrealized gains (losses)	0.28	0.46	1.45		(1.43)	(0.15)	3.65

Total from investment operations	0.51	0.99	2.28		(0.94)	0.56	4.13

Less distributions from:

Net investment income	—	(0.58)	(0.97)		(0.64)	(0.80)	(0.51)

Net realized gains	—	(0.13)	(0.28)		(0.15)	(1.74)	(2.03)

Total distributions	—	(0.71)	(1.25)		(0.79)	(2.54)	(2.54)

Net asset value, end of period	$16.11	$15.60	$15.32		$14.29	$16.02	$18.00

Total return[e]	3.27%	6.54%	16.04%		(5.85)%	3.11%	25.61%

Ratios to average net assets[f]

Expenses[g,h]	1.04%	1.04%	1.04%	[i]	1.10% [i]	1.11%	1.14%

Expenses incurred in connection with securities sold short	—%	—%	0.01%		0.03%	0.04%	0.07%

Net investment income	2.85%	3.40%	5.49%	[c]	3.07%	3.88% [d]	2.63%

Supplemental data

Net assets, end of period (000’s)	$1,118,257	$1,153,870	$1,216,085		$1,203,508	$1,394,138	$1,371,789

Portfolio turnover rate	39.61%	32.90%	44.04%		30.51%	65.77%	63.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.17%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.43%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014	2013
Class C
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.35	$15.06	$14.08		$15.78	$17.76	$16.24

Income from investment operations[a]:

Net investment income[b]	0.16	0.41	0.70	[c]	0.36	0.57 [d]	0.35

Net realized and unrealized gains (losses)	0.27	0.47	1.41		(1.39)	(0.14)	3.59

Total from investment operations	0.43	0.88	2.11		(1.03)	0.43	3.94

Less distributions from:

Net investment income	—	(0.46)	(0.85)		(0.52)	(0.67)	(0.39)

Net realized gains	—	(0.13)	(0.28)		(0.15)	(1.74)	(2.03)

Total distributions	—	(0.59)	(1.13)		(0.67)	(2.41)	(2.42)

Net asset value, end of period	$15.78	$15.35	$15.06		$14.08	$15.78	$17.76

Total return[e]	2.80%	5.89%	15.10%		(6.49)%	2.42%	24.74%

Ratios to average net assets[f]

Expenses[g,h]	1.79%	1.79%	1.79%	[i]	1.82% [i]	1.81%	1.84%

Expenses incurred in connection with securities sold short	—%	—%	0.01%		0.03%	0.04%	0.07%

Net investment income	2.10%	2.65%	4.74%	[c]	2.35%	3.18% [d]	1.93%

Supplemental data

Net assets, end of period (000’s)	$290,782	$309,160	$343,624		$337,974	$397,963	$406,304

Portfolio turnover rate	39.61%	32.90%	44.04%		30.51%	65.77%	63.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.42%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.73%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014	2013
Class R
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.40	$15.14	$14.14		$15.87	$17.84	$16.33

Income from investment operations[a]:

Net investment income[b]	0.21	0.50	0.78	[c]	0.44	0.65 [d]	0.50

Net realized and unrealized gains (losses)	0.27	0.46	1.43		(1.40)	(0.13)	3.56

Total from investment operations	0.48	0.96	2.21		(0.96)	0.52	4.06

Less distributions from:

Net investment income	—	(0.57)	(0.93)		(0.62)	(0.75)	(0.52)

Net realized gains	—	(0.13)	(0.28)		(0.15)	(1.74)	(2.03)

Total distributions	—	(0.70)	(1.21)		(0.77)	(2.49)	(2.55)

Net asset value, end of period	$15.88	$15.40	$15.14		$14.14	$15.87	$17.84

Total return[e]	3.12%	6.38%	15.69%		(6.03)%	2.94%	25.34%

Ratios to average net assets[f]

Expenses[g,h]	1.29%	1.29%	1.29%	[i]	1.32% [i]	1.31%	1.34%

Expenses incurred in connection with securities sold short	—%	—%	0.01%		0.03%	0.04%	0.07%

Net investment income	2.60%	3.15%	5.24%	[c]	2.85%	3.68% [d]	2.43%

Supplemental data

Net assets, end of period (000’s)	$2,703	$1,774	$880		$898	$675	$853

Portfolio turnover rate	39.61%	32.90%	44.04%		30.51%	65.77%	63.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 4.92%.

dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.23%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014	2013[a]
Class R6
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.81	$15.51	$14.45		$16.19	$18.19	$18.16

Income from investment operations[b]:

Net investment income[c]	0.25	0.64	0.88	[d]	0.55	0.51 [e]	0.36

Net realized and unrealized gains (losses)	0.29	0.43	1.48		(1.44)	0.10	2.28

Total from investment operations	0.54	1.07	2.36		(0.89)	0.61	2.64

Less distributions from:

Net investment income	—	(0.64)	(1.02)		(0.70)	(0.87)	(0.58)

Net realized gains	—	(0.13)	(0.28)		(0.15)	(1.74)	(2.03)

Total distributions	—	(0.77)	(1.30)		(0.85)	(2.61)	(2.61)

Net asset value, end of period	$16.35	$15.81	$15.51		$14.45	$16.19	$18.19

Total return[f]	3.42%	6.94%	16.44%		(5.54)%	3.53%	14.83%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.74%	0.72%	0.71%		0.74%	0.74%	2.00%

Expenses net of waiver and payments by affiliates	0.72%	0.72%	0.71%	[h]	0.74% [h]	0.74%	0.77%

Expenses incurred in connection with securities sold short	—%	—%	0.01%		0.03%	0.04%	0.07%

Net investment income	3.17%	3.72%	5.82%	[d]	3.43%	4.25% [e]	3.00%

Supplemental data

Net assets, end of period (000’s)	$122,160	$123,863	$52,277		$41,408	$44,340	$5

Portfolio turnover rate	39.61%	32.90%	44.04%		30.51%	65.77%	63.41%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 5.50%.

eNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

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FRANKLIN MUTUAL QUEST FUND

Statement of Investments, June 30, 2018 (unaudited)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 61.3%
	Auto Components 1.0%
	Cie Generale des Etablissements Michelin SCA	France	54,266	$6,612,795
	The Goodyear Tire & Rubber Co.	United States	1,692,672	39,422,331
a,b,c	International Automotive Components Group Brazil LLC	Brazil	2,548,299	57,943
a,b,c	International Automotive Components Group North America LLC	United States	19,924,658	5,965,224

				52,058,293

	Automobiles 0.5%
	Peugeot SA	France	1,187,394	27,135,427

	Banks 0.9%
	BNP Paribas SA	France	198,278	12,321,894
	Guaranty Bancorp	United States	347,127	10,344,385
	Wells Fargo & Co.	United States	409,124	22,681,835

				45,348,114

	Chemicals 0.4%
d	Advanced Emissions Solutions Inc.	United States	1,724,209	19,587,014
a,b,e	Dow Corning Corp., Contingent Distribution	United States	12,089,194	—

				19,587,014

	Communications Equipment 3.5%
a,b,c	Sorenson Communications LLC, Membership Interests	United States	224,279	178,301,724

	Consumer Finance 0.4%
	Capital One Financial Corp.	United States	228,800	21,026,720

	Diversified Consumer Services 0.1%
a,b	Affinion Group Inc., wts., 11/10/22	United States	549,716	5,968,573

	Diversified Financial Services 1.4%
	Voya Financial Inc.	United States	1,540,500	72,403,500

	Diversified Telecommunication Services 3.9%
	AT&T Inc.	United States	2,849,462	91,496,225
	Koninklijke KPN NV	Netherlands	38,263,977	104,164,322

				195,660,547

	Electric Utilities 0.3%
	PG&E Corp.	United States	320,300	13,631,968

	Electrical Equipment 0.2%
	Osram Licht AG	Germany	208,374	8,520,882

	Energy Equipment & Services 0.0%†
a	GulfMark Offshore Inc.	United States	158	5,293
a	GulfMark Offshore Inc., wts., 11/14/24	United States	1,712	3,801

				9,094

	Equity Real Estate Investment Trusts (REITs) 2.1%
	Vornado Realty Trust	United States	1,443,263	106,686,001

	Food & Staples Retailing 0.5%
a	Rite Aid Corp.	United States	15,422,700	26,681,271

	Health Care Equipment & Supplies 2.1%
	Medtronic PLC	United States	1,245,243	106,605,253

	Independent Power & Renewable Electricity Producers 1.1%
a	Vistra Energy Corp.	United States	2,433,367	57,573,463

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Insurance 6.3%
	ASR Nederland NV	Netherlands	1,843,213	$75,330,058
a	Brighthouse Financial Inc.	United States	1,319,855	52,886,590
	Everest Re Group Ltd.	United States	188,400	43,422,432
	The Hartford Financial Services Group Inc.	United States	2,502,890	127,972,766
	Lancashire Holdings Ltd.	United Kingdom	790,756	5,921,024
	RSA Insurance Group PLC	United Kingdom	1,201,439	10,779,498

				316,312,368

	Internet Software & Services 0.7%
a	Baidu Inc., ADR	China	145,593	35,379,099

	Machinery 0.8%
a	Navistar International Corp.	United States	930,393	37,885,603

	Media 11.6%
a	Charter Communications Inc., A	United States	365,900	107,285,539
f,g	Comcast Corp., A	United States	2,373,500	77,874,535
a	Cumulus Media Inc., A	United States	51,173	767,595
a	Cumulus Media Inc., B	United States	76,298	1,201,693
a	Cumulus Media Inc., wts., 6/04/38	United States	57,778	910,004
a	DISH Network Corp., A	United States	917,600	30,840,536
a,d	Lee Enterprises Inc./IA	United States	4,824,268	13,749,164
a,b,c,d	Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	1,328,592
d	New Media Investment Group Inc.	United States	4,154,565	76,776,361
	Sky PLC	United Kingdom	1,816,504	35,059,559
f,g	Twenty-First Century Fox Inc., A	United States	760,200	37,774,338
	Twenty-First Century Fox Inc., B	United States	2,951,300	145,410,551
f,g	The Walt Disney Co.	United States	543,800	56,995,678

				585,974,145

	Metals & Mining 0.2%
	Warrior Met Coal Inc.	United States	296,595	8,177,124

	Oil, Gas & Consumable Fuels 4.9%
	Crescent Point Energy Corp.	Canada	5,903,800	43,395,760
	JXTG Holdings Inc.	Japan	16,069,155	111,806,885
	Kinder Morgan Inc.	United States	3,697,670	65,337,829
	Royal Dutch Shell PLC, A	United Kingdom	755,788	26,287,652

				246,828,126

	Pharmaceuticals 7.1%
	Eli Lilly & Co.	United States	902,947	77,048,468
	GlaxoSmithKline PLC	United Kingdom	2,132,254	43,076,942
	Merck & Co. Inc.	United States	1,349,370	81,906,759
	Novartis AG, ADR	Switzerland	1,556,106	117,548,247
	Perrigo Co. PLC	United States	543,400	39,619,294

				359,199,710

	Semiconductors & Semiconductor Equipment 0.9%
a	Renesas Electronics Corp.	Japan	4,673,314	45,848,674

	Software 3.4%
a	Avaya Holdings Corp., wts., 12/15/22	United States	338,090	1,563,666
a	Check Point Software Technologies Ltd.	Israel	1,134,238	110,792,368
	Symantec Corp.	United States	2,942,657	60,765,867

				173,121,901

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FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Tobacco 3.3%
	British American Tobacco PLC	United Kingdom	3,298,559	$166,837,741

	Wireless Telecommunication Services 3.7%
a	T-Mobile U.S. Inc.	United States	613,000	36,626,750
	Vodafone Group PLC	United Kingdom	61,066,297	148,240,073

				184,866,823

	Total Common Stocks and Other Equity Interests (Cost $2,859,328,465)			3,097,629,158

	Convertible Preferred Stocks (Cost $86,875,212) 0.9%
	Pharmaceuticals 0.9%
	Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd.	Israel	104,000	47,268,000

	Preferred Stocks 1.4%
	Auto Components 0.1%
h	Schaeffler AG, 4.933%, pfd.	Germany	246,066	3,205,527

	Automobiles 0.5%
h	Volkswagen AG, 2.784%, pfd.	Germany	169,650	28,189,508

	Technology Hardware, Storage & Peripherals 0.8%
h	Samsung Electronics Co. Ltd., 3.397%, pfd.	South Korea	1,179,800	39,823,803

	Total Preferred Stocks (Cost $49,546,430)			71,218,838

			Principal Amount*
	Corporate Bonds, Notes and Senior Floating Rate Interests 16.4%
	Affinion Group Inc.,
	[i,j] senior note., 144A, PIK, 14.00%, 11/10/22	United States	$16,818,998	14,889,625
	[k,l] Term Loans, 9.807%, (1-month USD LIBOR + 7.75%), 5/10/22	United States	74,062,500	76,886,133
l	Belk Inc., second lien Term Loan, 10.50%, 6/12/23	United States	25,000,000	18,732,000
k,l	Bluestem Brands, Inc.,
	Initial Term Loan, 9.594%, (1-month USD LIBOR + 7.50%), 11/09/20	United States	38,246,824	25,242,904
	Initial Term Loan, 9.859%, (3-month USD LIBOR + 7.50%), 11/09/20	United States	23,187,937	15,304,038
i	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 144A, 5.75%, 2/15/26	United States	2,000,000	1,970,000
	senior bond, 144A, 5.50%, 5/01/26	United States	20,978,000	20,394,812
k,l	Cumulus Media New Holdings Inc., Term Loan, 6.60%, (1-month USD LIBOR + 4.50%), 5/13/22	United States	14,420,594	14,357,504
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	77,063,000	70,319,988
	senior note, 11.00%, 9/15/25	United States	41,812,000	33,646,116
d	Lee Enterprises Inc.,
	[l] Second Lien Term Loan, 12.00%, 12/15/22	United States	50,574,814	52,092,058
	[i] senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	97,050,000	101,781,188
i	Navistar International Corp., senior note, 144A, 6.625%, 11/01/25	United States	52,100,000	53,793,250
	Sorenson Communications LLC,
	[k,l] Initial Term Loan, 8.09%, (3-month USD LIBOR + 5.75%), 4/30/20	United States	139,899,497	140,511,558
	[i,j] secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	96,671,937	96,551,097

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FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Principal Amount*	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
i,j	Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.85%, 10/31/21	United States	$20,117,561	$20,721,088
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	18,290,000	19,077,567
	senior note, 6.00%, 3/01/23	United States	19,350,000	20,036,925
k,l	Toys R US-Delaware Inc., (DIP), 14.75%, (Prime + 9.75%), 1/18/19	United States	32,034,024	32,454,470

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $837,051,093)			828,762,321

	Corporate Notes and Senior Floating Rate Interests in Reorganization 2.8%
b,c,m	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	9,272	—
m	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	72,867,000	55,561,088
	[k,l] Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	46,662,631	35,714,411
	[k,l] Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	14,995,598	11,473,357
b,c,m	Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	Canada	17,873,000	3,931,763
k,l,m	Toys R US-Delaware Inc., Term B-4 Loan, 10.067%, (1-month USD LIBOR + 8.75%), 4/24/20	United States	73,423,169	37,235,826

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $211,949,014)			143,916,445

			Shares
	Companies in Liquidation 0.1%
a,b,e	Avaya Holdings Corp., Contingent Distribution	United States	82,902,380	—
a,b,e	Avaya Inc., Contingent Distribution	United States	60,987,607	—
a,b,e	NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000	—
a,e	Nortel Networks Corp., Contingent Distribution	Canada	31,192,000	1,013,740
a,e	Nortel Networks Ltd., Contingent Distribution	Canada	20,912,000	575,080
a,b,e	Tribune Media, Litigation Trust, Contingent Distribution	United States	1,534,137	—
a,e	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	144,840,133	1,176,826
a	Vistra Energy Corp., Litigation Trust, TRA	United States	2,433,367	1,581,689

	Total Companies in Liquidation (Cost $22,446,970)			4,347,335

		Number of Contracts	Notional Amount#
	Options Purchased 0.1%
	Calls - Exchange-Traded
	AT&T Inc., July Strike Price $36, Expires 7/20/18	5,000	500,000	10,000
	PG&E Corp., September Strike Price $45, Expires 9/21/18	5,000	500,000	1,500,000
	Twenty-First Century Fox Inc., A, August Strike Price $48, Expires 8/17/18	8,000	800,000	2,400,000

	Total Options Purchased (Cost $4,154,480)			3,910,000

	Total Investments before Short Term Investments (Cost $4,071,351,664)			4,197,052,097

20	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Principal Amount*	Value
	Short Term Investments 12.5%
	U.S. Government and Agency Securities 12.5%
n	FHLB, 7/02/18	United States	$5,600,000	$5,600,000
n	U.S. Treasury Bill,
	9/20/18	United States	56,000,000	55,766,978
	9/27/18	United States	110,000,000	109,499,568
	[g]11/15/18	United States	50,000,000	49,623,167
	7/05/18 - 12/06/18	United States	415,500,000	413,640,604

	Total U.S. Government and Agency Securities (Cost $634,042,608)			634,130,317

	Total Investments (Cost $4,705,394,272) 95.5% Options Written (0.1)%			4,831,182,414 (5,676,000)
	Securities Sold Short (0.1)%			(2,504,707)
	Other Assets, less Liabilities 4.7%			233,700,209

	Net Assets 100.0%			$5,056,701,916

		Number of Contracts	Notional Amount#
o	Options Written (0.1)%
	Calls - Exchange-Traded
	Comcast Corp., A, August Strike Price $35.00, Expires 8/17/18	4,000	400,000	(312,000)
	Twenty-First Century Fox Inc., A, August Strike Price $50, Expires 8/17/18	2,500	250,000	(400,000)
	The Walt Disney Co., August Strike Price $110, Expires 8/17/18	3,000	300,000	(435,000)

				(1,147,000)

	Puts - Exchange-Traded
	AT&T Inc., July Strike Price $33, Expires 7/20/18	8,500	850,000	(1,224,000)
	PG&E Corp., September Strike Price $37.50, Expires 9/21/18	8,000	800,000	(1,280,000)
	Twenty-First Century Fox Inc., A, August Strike Price $48, Expires 8/17/18	5,000	500,000	(340,000)
	The Walt Disney Co., August Strike Price $105, Expires 8/17/18	3,750	375,000	(1,372,500)
	The Walt Disney Co., July Strike Price $105, Expires 7/20/18	1,250	125,000	(312,500)

				(4,529,000)

	Total Options Written (Premiums Received $5,300,047)			$(5,676,000)

		Country	Shares
p	Securities Sold Short (Proceeds $2,695,461) (0.1)%
	Common Stocks (0.1)%
	Energy Equipment & Services (0.1)%
	McDermott International Inc	United States	127,466	(2,504,707)

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FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 14 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dSee Note 12 regarding holdings of 5% voting securities.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fA portion or all of the security is held in connection with written option contracts open at period end.

gA portion or all of the security has been segregated as collateral for securities sold short and open written options contracts. At June 30, 2018, the aggregate value of these securities pledged amounted to $82,860,139, representing 1.6% of net assets.

hVariable rate security. The rate shown represents the yield at period end.

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $310,101,060, representing 6.1% of net assets.

jIncome may be received in additional securities and/or cash.

kThe coupon rate shown represents the rate at period end.

lSee Note 1(e) regarding senior floating rate interests.

mSee Note 8 regarding credit risk and defaulted securities.

nThe security was issued on a discount basis with no stated coupon rate.

oSee Note 1(c) regarding written options.

pSee Note 1(d) regarding securities sold short.

At June 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	814	$119,418,888	9/17/18	$1,129,322
GBP/USD	Short	955	79,002,375	9/17/18	1,214,243

Total Futures Contracts					$2,343,565

*As of period end.

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FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	1,798,421	$2,084,872	7/12/18	$18,352	$—
Euro	BOFA	Buy	9,248,482	10,930,763	7/12/18	—	(114,809)
Euro	BOFA	Sell	61,719	75,035	7/12/18	2,855	—
Euro	BONY	Buy	19,180,862	22,793,547	7/12/18	—	(361,836)
Euro	HSBK	Buy	1,769,820	2,050,939	7/12/18	18,838	—
Euro	HSBK	Sell	19,625,185	23,810,783	7/12/18	859,440	—
Euro	SSBT	Buy	2,307,169	2,698,719	7/12/18	—	(521)
Euro	SSBT	Sell	62,728	76,037	7/12/18	2,678	—
Euro	UBSW	Buy	1,501,613	1,740,125	7/12/18	15,988	—
Euro	UBSW	Buy	3,506,731	4,135,866	7/12/18	—	(34,800)
Euro	UBSW	Sell	19,563,466	23,736,647	7/12/18	857,484	—
Euro	BONY	Buy	10,927,518	12,749,900	7/26/18	43,031	—
Euro	BONY	Sell	9,763,014	12,246,335	7/26/18	816,697	—
Euro	HSBK	Buy	4,739,852	5,534,545	7/26/18	14,437	—
Euro	HSBK	Sell	9,763,014	12,245,358	7/26/18	815,720	—
Euro	UBSW	Buy	875,313	1,033,412	7/26/18	—	(8,675)
Euro	UBSW	Buy	2,810,277	3,262,484	7/26/18	27,529	—
South Korean Won	HSBK	Buy	7,300,178,038	6,739,451	8/10/18	—	(186,447)
South Korean Won	HSBK	Sell	21,532,244,408	20,008,002	8/10/18	679,585	—
South Korean Won	UBSW	Sell	1,277,723,400	1,188,856	8/10/18	41,908	—
British Pound	BOFA	Buy	8,305,312	11,158,124	8/14/18	—	(166,732)
British Pound	BOFA	Sell	53,684,809	76,142,015	8/14/18	5,094,618	—
British Pound	BONY	Sell	8,108,816	11,328,756	8/14/18	597,410	—
British Pound	HSBK	Buy	4,357,144	5,794,618	8/14/18	—	(28,299)
British Pound	HSBK	Sell	5,823,113	8,157,585	8/14/18	451,177	—
British Pound	UBSW	Buy	7,667,549	10,179,555	8/14/18	—	(32,189)
British Pound	UBSW	Sell	9,409,867	13,162,674	8/14/18	709,495	—
Euro	BOFA	Buy	1,040,643	1,216,797	8/20/18	3,902	—
Euro	BONY	Sell	36,209,886	45,809,742	8/20/18	3,334,650	—
Euro	SSBT	Sell	36,209,887	45,795,549	8/20/18	3,320,456	—
Euro	BOFA	Sell	2,607,636	3,271,700	10/10/18	200,486	—
Euro	UBSW	Sell	267,441	332,859	10/10/18	17,873	—
Euro	BOFA	Sell	2,258,657	2,763,812	10/18/18	101,805	—
Euro	SSBT	Sell	2,072,040	2,603,581	10/18/18	161,516	—
Euro	UBSW	Sell	2,072,040	2,603,591	10/18/18	161,526	—
British Pound	BOFA	Sell	6,720,647	9,332,424	10/24/18	408,974	—
British Pound	BONY	Sell	2,870,600	3,922,426	10/24/18	110,940	—
British Pound	HSBK	Sell	3,000,000	4,005,906	10/24/18	22,606	—
British Pound	SSBT	Sell	27,226,967	38,499,749	10/24/18	2,348,691	—
British Pound	UBSW	Sell	2,702,405	3,808,797	10/24/18	220,634	—
Euro	SSBT	Sell	5,002,652	6,074,720	11/07/18	168,631	—
Euro	UBSW	Sell	5,002,652	6,073,519	11/07/18	167,430	—
South Korean Won	HSBK	Sell	16,817,109,927	15,704,400	11/09/18	549,370	—
South Korean Won	UBSW	Sell	11,325,700,303	10,579,329	11/09/18	372,976	—
British Pound	BONY	Sell	19,742,665	26,764,243	11/26/18	507,265	—

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FRANKLIN MUTUAL QUEST FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	UBSW	Sell	19,742,665	$26,762,327	11/26/18	$505,350	$—

Total Forward Exchange Contracts						$23,752,323	$(934,308)

Net unrealized appreciation (depreciation)						$22,818,015

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page 44.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,461,462,662
Cost - Non-controlled affiliates (Note 12)	243,931,610

Value - Unaffiliated issuers	$4,565,868,037
Value - Non-controlled affiliates (Note 12)	265,314,377
Cash	14,705,926
Foreign currency, at value (cost $24,214,522)	24,468,000
Receivables:
Investment securities sold	216,147,030
Capital shares sold	2,001,209
Dividends and interest	24,853,785
European Union tax reclaims	671,204
Deposits with brokers for:
Options written	354,596
Securities sold short	2,731,870
Futures contracts	3,667,860
Unrealized appreciation on OTC forward exchange contracts	23,752,323
Other assets	3,433

Total assets	5,144,539,650

Liabilities:
Payables:
Investment securities purchased	64,598,639
Capital shares redeemed	4,356,682
Management fees	2,809,468
Distribution fees	969,636
Transfer agent fees	905,583
Trustees’ fees and expenses	249,010
Variation margin on futures contracts	1,883,931
Due to brokers	2,474,436

Options written, at value (premiums received $5,300,047)	5,676,000
Securities sold short, at value (proceeds $2,695,461)	2,504,707
Unrealized depreciation on OTC forward exchange contracts	934,308
Accrued expenses and other liabilities	475,334

Total liabilities	87,837,734

Net assets, at value	$5,056,701,916

Net assets consist of:
Paid-in capital	$4,689,225,369
Undistributed net investment income	71,301,465
Net unrealized appreciation (depreciation)	150,754,676
Accumulated net realized gain (loss)	145,420,406

Net assets, at value	$5,056,701,916

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Class Z:
Net assets, at value	$3,522,800,000

Shares outstanding	215,317,712

Net asset value and maximum offering price per share	$16.36

Class A:
Net assets, at value	$1,118,256,966

Shares outstanding	69,418,624

Net asset value per share[a]	$16.11

Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.09

Class C:
Net assets, at value	$ 290,781,930

Shares outstanding	18,425,269

Net asset value and maximum offering price per share[a]	$15.78

Class R:
Net assets, at value	$ 2,702,583

Shares outstanding	170,219

Net asset value and maximum offering price per share	$15.88

Class R6:
Net assets, at value	$ 122,160,437

Shares outstanding	7,471,723

Net asset value and maximum offering price per share	$16.35

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$35,172,123
Non-controlled affiliates (Note 12)	4,573,379
Interest:
Unaffiliated issuers	49,333,300
Non-controlled affiliates (Note 12)	10,090,766

Total investment income	99,169,568

Expenses:
Management fees (Note 3a)	17,157,286
Distribution fees: (Note 3c)
Class A	1,400,583
Class C	1,490,744
Class R	5,589
Transfer agent fees: (Note 3e)
Class Z	1,598,438
Class A	505,474
Class C	134,506
Class R	1,009
Class R6	23,442
Custodian fees (Note 4)	77,448
Reports to shareholders	136,005
Registration and filing fees	101,133
Professional fees	298,475
Trustees’ fees and expenses	92,435
Other	57,617

Total expenses	23,080,184
Expense reductions (Note 4)	(21,269)
Expenses waived/paid by affiliates (Note 3f)	(11,206)

Net expenses	23,047,709

Net investment income	76,121,859

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	249,388,933
Non-controlled affiliates (Note 12)	(37,665,974)
Written options	1,491,167
Foreign currency transactions	(1,970,580)
Forward exchange contracts	(16,794,223)
Futures contracts	2,887,812
Securities sold short	6,180,121

Net realized gain (loss)	203,517,256

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(220,566,201)
Non-controlled affiliates (Note 12)	68,668,250
Translation of other assets and liabilities denominated in foreign currencies	(208,691)
Forward exchange contracts	34,231,750
Written options	(1,689,650)
Futures contracts	4,841,869

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2018 (unaudited)

Securities sold short	190,754
Change in deferred taxes on unrealized appreciation	680,769

Net change in unrealized appreciation (depreciation)	(113,851,150)

Net realized and unrealized gain (loss)	89,666,106

Net increase (decrease) in net assets resulting from operations	$165,787,965

*Foreign taxes withheld on dividends	$2,891,929
#Net of foreign taxes.	$153,779

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FRANKLIN MUTUAL QUEST FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 76,121,859	$ 188,827,274
Net realized gain (loss)	203,517,256	37,699,757
Net change in unrealized appreciation (depreciation)	(113,851,150)	122,317,207

Net increase (decrease) in net assets resulting from operations	165,787,965	348,844,238

Distributions to shareholders from:
Net investment income:
Class Z	—	(141,121,394)
Class A	—	(42,192,676)
Class C	—	(9,158,365)
Class R	—	(62,381)
Class R6	—	(4,613,009)
Net realized gains:
Class Z	—	(31,454,610)
Class A	—	(9,969,480)
Class C	—	(2,773,577)
Class R	—	(12,207)
Class R6	—	(303,983)

Total distributions to shareholders	—	(241,661,682)

Capital share transactions: (Note 2)
Class Z	(260,953,084)	(94,442,773)
Class A	(72,394,111)	(85,348,310)
Class C	(26,825,188)	(41,119,296)
Class R	869,319	879,482
Class R6	(5,801,186)	72,905,275

Total capital share transactions	(365,104,250)	(147,125,622)

Net increase (decrease) in net assets	(199,316,285)	(39,943,066)
Net assets:
Beginning of period	5,256,018,201	5,295,961,267

End of period	$5,056,701,916	$5,256,018,201

Undistributed net investment income included in net assets:
End of period	$ 71,301,465	$ —

Distributions in excess of net investment income included in net assets:
End of period	$ —	$ (4,820,394)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

FRANKLIN MUTUAL QUEST FUND

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Quest Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions,

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2018, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2018, the Fund received $25,620,459 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

g.  Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	6,696,200	$107,833,259	27,728,870	$439,840,070
Shares issued in reinvestment of distributions	—	—	10,319,549	163,868,714
Shares redeemed	(23,033,790)	(368,786,343)	(43,674,171)	(698,151,557)

Net increase (decrease)	(16,337,590)	$(260,953,084)	(5,625,752)	$(94,442,773)

Class A Shares:
Shares sold	3,640,333	$57,894,904	13,056,163	$204,059,076
Shares issued in reinvestment of distributions	—	—	3,269,611	51,185,442
Shares redeemed	(8,211,128)	(130,289,015)	(21,720,286)	(340,592,828)

Net increase (decrease)	(4,570,795)	$(72,394,111)	(5,394,512)	$(85,348,310)

Class C Shares:
Shares sold	820,669	$12,783,209	3,143,553	$48,265,137
Shares issued in reinvestment of distributions	—	—	767,506	11,797,949
Shares redeemed	(2,540,648)	(39,608,397)	(6,578,117)	(101,182,382)

Net increase (decrease)	(1,719,979)	$(26,825,188)	(2,667,058)	$(41,119,296)

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class R Shares:
Shares sold	71,989	$1,132,638	93,915	$1,451,999
Shares issued in reinvestment of distributions	—	—	4,829	74,588
Shares redeemed	(16,980)	(263,319)	(41,676)	(647,105)

Net increase (decrease)	55,009	$869,319	57,068	$879,482

Class R6 Shares:
Shares sold	881,577	$14,189,982	6,529,553	$105,932,665
Shares issued in reinvestment of distributions	—	—	310,142	4,916,992
Shares redeemed	(1,241,995)	(19,991,168)	(2,378,788)	(37,944,382)

Net increase (decrease)	(360,418)	$(5,801,186)	4,460,907	$72,905,275

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.674% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in

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FRANKLIN MUTUAL QUEST FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates (continued)

c.  Distribution Fees (continued)

subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$112,474
CDSC retained	$10,946

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $2,262,869, of which $985,322 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2018	$249,010
[b]Increase in projected benefit obligation	$2,083
Benefit payments made to retired trustees	$(2,640)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2017, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$18,751,585

Capital loss carryforwards not subject to expiration:
Short Term	9,021,376
Long Term	38,510,337

Total capital loss carryforwards	$66,283,298[a]

aIncludes $21,379,658 from the acquired Franklin Mutual Recovery Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$4,713,316,488

Unrealized appreciation	$533,936,055
Unrealized depreciation	(399,083,005)

Net unrealized appreciation (depreciation)	$134,853,050

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and defaulted securities.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2018, aggregated $1,717,052,550 and $2,116,219,384, respectively.

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8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $143,916,445, representing 2.8% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
9,272	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$9,272	$—
2,548,299	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,692,334	57,943
19,924,658	International Automotive Components Group North America LLC	1/02/06 - 3/18/13	16,305,945	5,965,224
1,110,000	[a] Lee Enterprises Inc., wts., 12/31/22	3/31/14	1,490,026	1,328,592
224,279	[b] Sorenson Communications LLC, Membership Interests	4/30/14	—	178,301,724
17,873,000	Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	8/04/14	17,706,373	3,931,763

	Total Restricted Securities (Value is 3.7% of Net Assets)		$37,203,950	$189,585,246

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $ 167,622,410 as of June 30, 2018.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $ 257,783,743 as of June 30, 2018.

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11.  Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$2,343,565	[a]	Variation margin on futures contracts	$—
	Unrealized appreciation on OTC forward exchange contracts	23,752,323		Unrealized depreciation on OTC forward exchange contracts	934,308
Equity contracts	Investments in securities, at value	3,910,000	[b]	Options written, at value	5,676,000

Totals		$30,005,888			$6,610,308

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(16,794,223)	Forward exchange contracts	$34,231,750
	Futures contracts	2,887,812	Futures contracts	4,841,869
Equity contracts	Investments	—	Investments	(231,193)[a]
	Written options	1,491,167	Written options	(1,689,650)

Totals		$(12,415,244)		$37,152,776

aPurchased option contracts are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2018, the average month end notional amount of futures contracts and options represented $204,832,463 and $847,143, respectively. The average month end contract value of forward exchange contracts was $ 504,581,005.

See Note 1(c) regarding derivative financial instruments.

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12.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Warrants/ Principal Amount Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares/ Warrants/ Principal Amount Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
						Dividends
Advanced Emissions Solutions Inc.	1,724,209	—	—	1,724,209	$19,587,014	$862,105	$—	$2,931,155
Eastman Kodak Co.	2,613,836	—	(2,613,836)	—	—	—	(35,037,722)	40,973,441
Eastman Kodak Co., wts., 9/03/18	48,582	—	(48,582)	—	—	—	(1,462,104)	1,558,221
Eastman Kodak Co., wts., 9/03/18	48,582	—	(48,582)	—	—	—	(1,296,546)	1,379,940
Lee Enterprises Inc./IA	4,824,268	—	—	4,824,268	13,749,164	—	—	2,412,134
Lee Enterprises Inc., wts., 12/31/22	1,110,000	—	—	1,110,000	1,328,592	—	—	839,870
New Media Investment Group Inc.	4,932,482	811,410	(1,589,327)	4,154,565	76,776,361	3,711,274	(946,516)	17,746,494

					$111,441,131	$4,573,379	$(38,742,888)	$67,841,255

						Interest
Eastman Kodak Co., Term Loan, 7.819%, (LIBOR + 6.25%), 9/03/19	37,302,241	—	(37,302,241)	—	$—	$254,019	$(786,094)	$3,495,088
Lee Enterprises Inc., Second Lien Term Loan, 12.00%, 12/15/22	56,941,414	—	(6,366,600)	50,574,814	52,092,058	1,603,707	94,097	(967,224)
Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	99,050,000	—	(2,000,000)	97,050,000	101,781,188	4,677,681	100,000	678,943
New Media Holdings II LLC, Fourth Amendment Replacement Term Loans, 8.127%, (LIBOR + 6.25%), 7/14/22	111,005,571	—	(111,005,571)	—	—	3,555,359	1,668,911	(2,379,812)

					$153,873,246	$10,090,766	$1,076,914	$826,995

Total Affiliated Securities (Value is 5.2% of Net Assets)					$265,314,377	$14,664,145	$(37,665,974)	$68,668,250

13.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

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14.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$49,240,653	$—	$6,023,167		$55,263,820
Communications Equipment	—	—	178,301,724		178,301,724
Diversified Consumer Services	—	—	5,968,573		5,968,573
Media	582,533,856	2,111,697	1,328,592		585,974,145
Software	171,558,235	1,563,666	—		173,121,901
All Other Equity Investments	2,217,485,833	—	—	[c]	2,217,485,833
Corporate Bonds, Notes and Senior Floating Rate Interests	—	828,762,321	—		828,762,321
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	139,984,682	3,931,763	[c]	143,916,445
Companies in Liquidation	—	4,347,335	—	[c]	4,347,335
Options Purchased	3,910,000	—	—		3,910,000
Short Term Investments	628,530,317	5,600,000	—		634,130,317

Total Investments in Securities	$3,653,258,894	$982,369,701	$195,553,819		$4,831,182,414

Other Financial Instruments:
Futures Contracts	$2,343,565	$—	$—		$2,343,565
Forward Exchange Contracts	—	23,752,323	—		23,752,323

Total Other Financial Instruments	$2,343,565	$23,752,323	$—		$26,095,888

Liabilities:
Other Financial Instruments:
Options Written	$5,676,000	$—	$—		$5,676,000
Securities Sold Short[a]	2,504,707	—	—		2,504,707
Forward Exchange Contracts	—	934,308	—		934,308

Total Other Financial Instruments	$8,180,707	$934,308	$—		$9,115,015

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks as well as other equity investments.

cIncludes securities determined to have no value at June 30, 2018.

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14.  Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At June 30, 2018, the reconciliation of assets, is as follows:

	Balance at Beginning of Period		Purchases (Sales)	Transfer Into (Out of) Level 3[a]	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$13,213,236		$—	$—	$—	$—	$(7,190,069)	$6,023,167		$(7,190,069)
Communications Equipment	160,414,954		—	—	—	—	17,886,770	178,301,724		17,886,770
Diversified Consumer Services	10,164,359		—	—	—	—	(4,195,786)	5,968,573		(4,195,786)
Media	488,722		—	—	—	—	839,870	1,328,592		839,870
Software	575,122		—	(1,234,029)	—	—	658,907	—		—
Corporate Notes and Senior Floating Rate Interests in Reorganization	8,657,697	[d]	—	—	—	—	(4,725,934)	3,931,763	[d]	(4,725,934)
Companies in Liquidation	1,680,146	[d]	—	(1,738,082)	(10,955)	10,955	57,936	—	[d]	—

Total	$195,194,236		$—	$(2,972,111)	$(10,955)	$10,955	$3,331,694	$195,553,819		$2,614,851

aThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes common stocks as well as other equity investments.

dIncludes securities determined to have no value.

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Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2018, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Input	Amount/ Weighting	Impact to Fair Value if Input Increases[a]

Assets:
Investments in Securities:
Equity Investments:
Auto Components	$5,965,224	Market comparables/ Discounted cash flow	EV / EBITDA multiple	3.7x	Increase
			Discount for lack of marketability	10%	Decrease
			Discount rate	10%	Decrease[b]
Communications Equipment	178,301,724	Market transaction	Transaction price weighting	50%	Increase
		Market comparables	EV / EBITDA multiple	5.8x	Increase[c]
Diversified Consumer Services	5,968,573	Market comparables	Discount for lack of marketability	25.1%	Decrease[b]
All Other Investments[d]	5,318,298
Total	$195,553,819

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cRepresents a significant impact to fair value and net assets.

dIncludes fair value of immaterial financial instruments and/or other assets developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

Abbreviations List
EBITDA Earnings before interest, taxes, depreciation and amortization
EV Enterprise value

15.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 17, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

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Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	DIP	Debtor-In-Possession
HSBK	HSBC Bank PLC	USD	United States Dollar	FHLB	Federal Home Loan Bank
SSBT	State Street Bank and Trust Co., N.A.			LIBOR	London InterBank Offered Rate
UBSW	UBS AG			PIK	Payment-In-Kind
				TRA	Tax Receivable Agreement Right

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Quest Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 17, 2018, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in

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establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods

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SHAREHOLDER INFORMATION

ended December 31, 2017. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested supplemental information and additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, it was noted that senior management of FTI is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional flexible portfolio funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2017, and had annualized total returns for the three- and five-year periods in the middle and best performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2017 was in the second-best performing quintile. The trustees were satisfied with such comparative performance. The trustees discussed with management the reasons for the relative underperformance for the one-year period ended December 31, 2017. While noting such discussions, overall, the trustees were satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were also in the middle quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2017, the most recent fiscal year-end of Franklin Resources, Inc. The trustees

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL QUEST FUND

SHAREHOLDER INFORMATION

reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Mutual Quest Fund

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

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Shareholder Services

(800) 632-2301 - (Class A, C, R & R6)

(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	475 S 08/18

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter

June 30, 2018

Franklin Mutual Shares Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Shares Fund Shareholder:

Securities markets started 2018 with positive momentum. Investors began the year focused on global economic growth, strong corporate profits across most developed markets and the potential benefits of US corporate and personal tax cuts. However, volatility and market downturns emerged due to political risks and trade tariffs, a temporary deceleration in developed market economic activity during the first quarter, and higher bond yields amid potential signs of increasing inflation pressures and likely interest rate hikes. Although some risks faded, such as the first-quarter deceleration in economic growth, the potential for an escalating trade war between the US and its trading partners remained a meaningful uncertainty for investors. For the period ended June 30, 2018, US stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), produced a +2.65% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, returned +0.76%, while investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, had a -1.62% total return.1

Market performance was rather uneven during the period. Although the S&P 500 performed positively, most of the gains could be accounted for by a small number of companies. The list of those leading performers showed a concentration in information technology and internet-focused companies, or businesses that directly benefit from increased online commerce. It is no surprise, therefore, that growth stocks managed to outpace value stocks during the period. The Russell

1000® Growth Index returned +7.25%, while the Russell 1000® Value Index had a -1.69% total return.1

We do not know how long growth will continue to outpace value, but historically, periods of solid and steady economic growth have been a positive backdrop for value stocks. Low unemployment rates, increased business investment and solid consumer spending are all constructive signs for such a pace of economic growth. The US Federal Reserve’s efforts to gradually raise interest rates may be favorable for financial equities.

Value investing often requires an investor to be contrarian in nature. We continue to maintain a bottom-up stock-picking process that is disciplined, driven by rigorous fundamental analysis and attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

Although economic and investment fundamentals still appear to be favorable, the return of volatility is another reminder that securities markets are dynamic. As we enter into the second half of 2018, market sentiment may easily turn again given the uncertainty regarding an escalation in trade tensions, the upcoming US midterm elections, Brexit, the ability of US tax cuts to prolong the current economic expansion, and the pace of

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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inflation. Therefore, we believe active, professional investment management serves investors well.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual Shares Fund	3

Performance Summary	9

Your Fund’s Expenses	11

Financial Highlights and Statement of Investments	12

Financial Statements	24

Notes to Financial Statements	29

Shareholder Information	41

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Mutual Shares Fund

This semiannual report for Franklin Mutual Shares Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in equity securities, primarily common stock, of US and foreign companies that the investment manager believes are available at market prices less than their intrinsic value. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a cumulative total return of -0.84% for the six months ended June 30, 2018. For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of US stock performance, posted a total return of +2.65%.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as measured by the MSCI All Country World Index (ACWI). During the period, global markets were aided by price gains in

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Near period-end, an overall easing of tensions in the Korean peninsula relieved investors, but ongoing US trade disputes with its allies and China hindered global markets.

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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consumer spending, exports, business investment and government spending. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter was negative, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate

2. Source: Bureau of Labor Statistics.

above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

In the first half of 2018, positive corporate fundamentals were overshadowed by political and economic concerns. Corporate profits in the US and other developed markets continued their

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What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

impressive year-over-year pace of growth. In the US and other developed markets, economic activity moderated during the first quarter, but appeared to have recovered during the second quarter. Financial markets were also aided by improved industrial commodity prices, most notably crude oil. Nonetheless, investor sentiment became less upbeat and volatility returned to financial markets, after an historically calm 2017.

As investors entered 2018, overall US equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) were elevated relative to most historical benchmarks. The uneven equity market performance during the period and the strong pace of corporate earnings growth helped to reduce valuations somewhat. At the same time, the rise in volatility provided us with select opportunities to initiate or add to positions in companies that we believed were trading at undeservedly discounted prices.

A further escalation of trade-related rhetoric and tariffs, in our view, could have important consequences for the US and abroad. We have already begun to see disruptions to global supply chains and added pressure on China’s financial and credit markets. Additional tariffs imposed by the US and its trading partners could rattle business confidence, curb corporate earnings growth, undermine favorable fundamentals in specific industries, provoke further financial market volatility and raise uncertainty regarding the solid pace of global growth.

Europe’s equity market overall was still trading at an attractively lower price-to-earnings multiple and higher dividend yield than the US equity market at period-end. However, in addition to trade tensions, we are paying close attention to Brexit negotiations, Italy’s new populist government, a potentially fraying relationship between Germany’s two conservative parties and the future of the international nuclear deal with Iran. As of period-end, we still believe Europe’s economic recovery is fairly resilient, but any of the aforementioned challenges has the potential to fuel volatility and even slow economic growth. In such an

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/18
% of Total Net Assets

Banks	10.1%

Oil, Gas & Consumable Fuels	8.7%

Pharmaceuticals	7.8%

Media	7.3%

Insurance	7.2%

Software	5.2%

Tobacco	3.5%

Health Care Equipment & Supplies	3.4%

Communications Equipment	3.1%

Food & Staples Retailing	2.6%

environment, we believe domestically oriented companies may fare relatively better.

Mergers and acquisitions (M&A) have remained active. In the first half of 2018, the market received some clarity regarding the regulatory environment when a federal judge ruled in favor of AT&T and Time Warner3, and against the US Department of Justice (DOJ) in its antitrust lawsuit. The judge decided the DOJ had failed to show the merger would be anti-competitive, and the deal closed promptly after the opinion was released. In response, the shares of companies involved in several other pending deals traded higher, indicating a higher expected probability of closing. The market also saw the development of a bidding war between Walt Disney and Comcast for control of Twenty-First Century Fox and Sky. As the year began, Disney had a deal to buy Fox and Fox had an offer pending to acquire the 61% of Sky it did not own. Comcast subsequently launched bids for both companies, and when Fox raised its bid for Sky, Comcast promptly raised its bid to a higher level. Comcast has indicated it will not bid further for Fox and, while Fox could raise its bid for Sky, it appears most likely that Comcast will purchase Sky. This bidding war showed the ongoing uncertainty in media, in which major media firms believe they need even more scale to compete with internet rivals that are experiencing significant growth. The Top 10 Sectors/Industries table on this page lists media and also other leading industries in which the Fund currently invests. We expect ongoing activity in M&A markets and, with the increased regulatory clarity provided by the Time Warner decision, further opportunities in merger arbitrage.

Finding mispriced risk in credit markets remains difficult due in part to the decline in debt covenants, which include terms

3. Not held at period-end.

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that restrict financial activities by the borrower or set parameters for specific financial metrics. The search is also complicated by private equity firms involved in leveraged buyout transactions using increasingly liberal interpretations of credit agreements and bond indentures to potentially shift valuable assets beyond the reach of creditors. We have directed much of our focus on out-of-favor industries in pursuit of securities with the potential to benefit most from liquidityenhancing events, such as asset sales, the ability to issue secured debt within existing agreements, and free-cash flow that could buy time for a company to weather its financial storm.

Fund Performance

Turning to Fund performance, top positive contributors included US-based oil and gas exploration and production company Anadarko Petroleum, multinational software company Microsoft and global insurer XL Group. Microsoft is listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Shares of Anadarko Petroleum were supported by rising crude oil prices, and continued disciplined capital allocation by management. Oil prices rose through the period, and in May 2018, Anadarko announced it would accelerate the completion of an existing $3 billion share buyback plan and consider further buybacks if the favorable operating environment persists and drives further increases in its free cash flow.

Microsoft continued to reap the rewards of its rapidly growing cloud computing business and its effort to move Microsoft Office software clients to its subscription-based services. In February and April 2018, Microsoft reported solid quarterly growth in revenues and earnings per share. The company also increased its operating margin estimate for 2018. We believe Microsoft’s cloud computing and subscription-based services can continue to grow at a strong pace, which may further lift its operating margin.

Shares of XL Group, a global insurance and reinsurance company, jumped in early March 2018 when it agreed to be acquired by French insurer AXA4. AXA has the ability to fully finance the acquisition from its current financial resources. In late March, the US Federal Trade Commission granted antitrust clearance and we believe other needed regulatory approvals are likely to be received.

Top 10 Equity Holdings
6/30/18

Company Sector/Industry, Country	% of Total Net Assets

Medtronic PLC Health Care Equipment & Supplies, U.S.	3.4%

Eli Lilly & Co. Pharmaceuticals, U.S.	3.0%

Merck & Co. Inc. Pharmaceuticals, U.S.	2.9%

Cisco Systems Inc. Communications Equipment, U.S.	2.1%

Microsoft Corp. Software, U.S.	2.1%

British American Tobacco PLC Tobacco, U.K.	2.1%

American International Group Inc. Insurance, U.S.	2.0%

Novartis AG Pharmaceuticals, Switzerland	2.0%

Wells Fargo & Co. Banks, U.S.	2.0%

JPMorgan Chase & Co. Banks, U.S.	2.0%

During the period under review, Fund investments that detracted from performance included British American Tobacco, US-based digital security and storage provider Symantec and US-based industrials company General Electric.

British American Tobacco’s stock price faced downward pressure due to the potential for additional regulation in the US and concerns regarding next generation products. In March 2018, the US Food and Drug Administration issued an Advance Notice of Proposed Rulemaking, which started the process of examining the possibility of regulating nicotine levels in combustible cigarettes. The process may not result in regulation, but if it does, many experts believe the review could take seven to 10 years before a rule is adopted in the marketplace. Meanwhile, JUUL, produced by JUUL Labs4 has emerged as a popular e-cigarette in the US. JUUL’s growth rate is high and its product is popular with young consumers. It is unclear to what degree JUUL is cannibalizing the combustible market, but it has hurt investor sentiment toward the industry.

Shares of Symantec tumbled in May 2018 when the company disclosed an internal investigation resulting from concerns raised by a former employee that could result in a restatement of prior financials, as well as lowered earnings guidance. The

4. Not a Fund Holding.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL SHARES FUND

stock partially recovered when Symantec’s management provided more information regarding the investigation and reassured investors that financial statements would likely not need to be restated.

In January 2018, General Electric (GE) announced a greater-than-expected $6.2 billion after-tax charge related to its insurance subsidiary at GE Capital. Management also moved ahead with what amounts to a breakup of GE. In May 2018, the company announced the merger of its transportation operations into Wabtec4, and in June 2018 it announced a plan to spin off its health care division and divest its stake in oil-services firm Baker Hughes. Once completed, we believe the moves will streamline GE and enable the company to reduce debt and build up a cash buffer, as well as help management better focus on its key aviation, power and renewable energy divisions.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

Peter A. Langerman Co-Portfolio Manager

F. David Segal, CFA Co-Portfolio Manager

Debbie A. Turner, CFA Assistant Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL SHARES FUND

Peter Langerman has been portfolio manager for Franklin Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

F. David Segal has been portfolio manager for Franklin Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999 to 2002.

Debbie Turner has been assistant portfolio manager for Franklin Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund’s former manager.

8	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

Z
6-Month	-0.84%	-0.84%
1-Year	+1.98%	+1.98%
5-Year	+46.88%	+7.99%
10-Year	+94.72%	+6.89%

A
6-Month	-0.95%	-6.68%
1-Year	+1.72%	-4.14%
5-Year	+44.89%	+6.43%
10-Year	+89.23%	+5.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	9

FRANKLIN MUTUAL SHARES FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses3

Share Class
Z	0.78%
A	1.03%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

10	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$991.60	$3.85	$1,020.93	$3.91	0.78%
A	$1,000	$990.50	$5.08	$1,019.69	$5.16	1.03%
C	$1,000	$986.80	$8.77	$1,015.97	$8.90	1.78%
R	$1,000	$989.40	$6.31	$1,018.45	$6.41	1.28%
R6	$1,000	$992.00	$3.41	$1,021.37	$3.46	0.69%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	11

FRANKLIN MUTUAL SHARES FUND

Financial Highlights

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014		2013
Class Z
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$28.63	$28.22	$26.00		$29.52	$28.34		$22.48

Income from investment operations[a]:

Net investment income[b]	0.27	0.65 [c]	0.63	[d]	0.54	0.78	[e]	0.47

Net realized and unrealized gains (losses)	(0.51)	1.73	3.48		(1.71)	1.38		5.83

Total from investment operations	(0.24)	2.38	4.11		(1.17)	2.16		6.30

Less distributions from:

Net investment income	—	(0.68)	(0.64)		(0.59)	(0.98)		(0.44)

Net realized gains	—	(1.29)	(1.25)		(1.76)	—		—

Total distributions	—	(1.97)	(1.89)		(2.35)	(0.98)		(0.44)

Net asset value, end of period	$28.39	$28.63	$28.22		$26.00	$29.52		$28.34

Total return[f]	(0.84)%	8.49%	15.88%		(3.81)%	7.60%		28.10%

Ratios to average net assets[g]

Expenses[h,i]	0.78%	0.78%	0.80%	[j]	0.81%[j]	0.80%		0.79%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%		0.02%	0.03%		—% [k]

Net investment income	1.89%	2.23% [c]	2.33%	[d]	1.82%	2.67%	[e]	1.85%

Supplemental data

Net assets, end of period (000’s)	$5,916,996	$6,229,996	$7,681,881		$6,770,056	$7,363,765		$7,025,908

Portfolio turnover rate	8.37%	18.15%	20.56%		19.99%	19.24%		24.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.69%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.96%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.66%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014		2013
Class A
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$28.35	$27.97	$25.78		$29.29	$28.12		$22.32

Income from investment operations[a]:

Net investment income[b]	0.23	0.58 [c]	0.56	[d]	0.45	0.69	[e]	0.40

Net realized and unrealized gains (losses)	(0.50)	1.70	3.45		(1.69)	1.37		5.76

Total from investment operations	(0.27)	2.28	4.01		(1.24)	2.06		6.16

Less distributions from:

Net investment income	—	(0.61)	(0.57)		(0.51)	(0.89)		(0.36)

Net realized gains	—	(1.29)	(1.25)		(1.76)	—		—

Total distributions	—	(1.90)	(1.82)		(2.27)	(0.89)		(0.36)

Net asset value, end of period	$28.08	$28.35	$27.97		$25.78	$29.29		$28.12

Total return[f]	(0.95)%	8.21%	15.61%		(4.10)%	7.30%		27.74%

Ratios to average net assets[g]

Expenses[h,i]	1.03%	1.03%	1.05%	[j]	1.09%[j]	1.10%		1.09%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%		0.02%	0.03%		—% [k]

Net investment income	1.64%	1.98% [c]	2.08%	[d]	1.54%	2.37%	[e]	1.55%

Supplemental data

Net assets, end of period (000’s)	$4,064,130	$4,386,829	$4,737,576		$4,819,868	$5,392,130		$5,477,733

Portfolio turnover rate	8.37%	18.15%	20.56%		19.99%	19.24%		24.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.71%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.36%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014		2013
Class C
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$28.04	$27.68	$25.54		$29.02	$27.88		$22.13

Income from investment operations[a]:

Net investment income[b]	0.12	0.35 [c]	0.35	[d]	0.24	0.48	[e]	0.22

Net realized and unrealized gains (losses)	(0.49)	1.67	3.40		(1.67)	1.34		5.71

Total from investment operations	(0.37)	2.02	3.75		(1.43)	1.82		5.93

Less distributions from:

Net investment income	—	(0.37)	(0.36)		(0.29)	(0.68)		(0.18)

Net realized gains	—	(1.29)	(1.25)		(1.76)	—		—

Total distributions	—	(1.66)	(1.61)		(2.05)	(0.68)		(0.18)

Net asset value, end of period	$27.67	$28.04	$27.68		$25.54	$29.02		$27.88

Total return[f]	(1.32)%	7.37%	14.77%		(4.79)%	6.56%		26.82%

Ratios to average net assets[g]

Expenses[h,i]	1.78%	1.78%	1.80%	[j]	1.81%[j]	1.80%		1.79%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%		0.02%	0.03%		—% [k]

Net investment income	0.89%	1.23% [c]	1.33%	[d]	0.82%	1.67%	[e]	0.85%

Supplemental data

Net assets, end of period (000’s)	$879,965	$995,665	$1,114,760		$1,101,302	$1,240,845		$1,236,603

Portfolio turnover rate	8.37%	18.15%	20.56%		19.99%	19.24%		24.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.69%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.96%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.66%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014		2013
Class R
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$28.21	$27.83	$25.66		$29.14	$27.98		$22.20

Income from investment operations[a]:

Net investment income[b]	0.19	0.50 [c]	0.49	[d]	0.38	0.64	[e]	0.34

Net realized and unrealized gains (losses)	(0.49)	1.70	3.42		(1.67)	1.34		5.73

Total from investment operations	(0.30)	2.20	3.91		(1.29)	1.98		6.07

Less distributions from:

Net investment income	—	(0.53)	(0.49)		(0.43)	(0.82)		(0.29)

Net realized gains	—	(1.29)	(1.25)		(1.76)	—		—

Total distributions	—	(1.82)	(1.74)		(2.19)	(0.82)		(0.29)

Net asset value, end of period	$27.91	$28.21	$27.83		$25.66	$29.14		$27.98

Total return[f]	(1.06)%	7.96%	15.31%		(4.32)%	7.10%		27.47%

Ratios to average net assets[g]

Expenses[h,i]	1.28%	1.28%	1.30%	[j]	1.31% [j]	1.30%		1.29%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%		0.02%	0.03%		—% [k]

Net investment income	1.39%	1.73% [c]	1.83%	[d]	1.32%	2.17%	[e]	1.35%

Supplemental data

Net assets, end of period (000’s)	$96,863	$107,660	$123,013		$134,050	$172,938		$192,658

Portfolio turnover rate	8.37%	18.15%	20.56%		19.99%	19.24%		24.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.19%.

dNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.46%.

eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014		2013[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$28.61	$28.21	$25.98		$29.51	$28.33		$24.91

Income from investment operations[b]:

Net investment income[c]	0.28	0.70 [d]	0.66	[e]	0.57	0.82	[f]	0.38

Net realized and unrealized gains (losses)	(0.51)	1.71	3.49		(1.71)	1.37		3.51

Total from investment operations	(0.23)	2.41	4.15		(1.14)	2.19		3.89

Less distributions from:

Net investment income	—	(0.72)	(0.67)		(0.63)	(1.01)		(0.47)

Net realized gains	—	(1.29)	(1.25)		(1.76)	—		—

Total distributions	—	(2.01)	(1.92)		(2.39)	(1.01)		(0.47)

Net asset value, end of period	$28.38	$28.61	$28.21		$25.98	$29.51		$28.33

Total return[g]	(0.80)%	8.61%	16.05%		(3.71)%	7.72%		15.70%

Ratios to average net assets[h]

Expenses[i,j]	0.69% [k]	0.67%	0.68%	[k]	0.69% [k]	0.69%		0.67%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%		0.02%	0.03%		—%[l]

Net investment income	1.98%	2.34% [d]	2.45%	[e]	1.94%	2.78%	[f]	1.97%

Supplemental data

Net assets, end of period (000’s)	$3,654,494	$3,741,430	$1,896,497		$1,923,466	$2,249,991		$2,221,889

Portfolio turnover rate	8.37%	18.15%	20.56%		19.99%	19.24%		24.29%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

eNet investment income per share includes approximately $0.10 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.08%.

fNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.

gTotal return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

jBenefit of expense reduction rounds to less than 0.01%.

kBenefit of waiver and payments by affiliates rounds to less than 0.01%.

lRounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

Statement of Investments, June 30, 2018 (unaudited)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests 88.2%
	Aerospace & Defense 0.9%
	BAE Systems PLC	United Kingdom	15,885,498	$135,688,211

	Auto Components 0.5%
	The Goodyear Tire & Rubber Co.	United States	2,382,274	55,483,162
[a,b,c,d]	International Automotive Components Group Brazil LLC	Brazil	7,234,813	164,505
[a,b,c,d]	International Automotive Components Group North America LLC	United States	63,079,866	18,885,418

				74,533,085

	Automobiles 1.2%
	General Motors Co.	United States	4,507,470	177,594,318

	Banks 10.1%
	Barclays PLC	United Kingdom	38,190,870	95,321,886
	CIT Group Inc.	United States	2,759,673	139,115,116
	Citigroup Inc.	United States	3,362,406	225,012,210
	Citizens Financial Group Inc.	United States	6,757,671	262,873,402
	Columbia Banking System Inc.	United States	88,096	3,603,126
[a]	FCB Financial Holdings Inc., A	United States	1,647,570	96,877,116
	Guaranty Bancorp	United States	1,146,366	34,161,707
	JPMorgan Chase & Co.	United States	2,748,790	286,423,918
	State Bank Financial Corp.	United States	1,467,000	48,997,800
	Wells Fargo & Co.	United States	5,171,930	286,731,799

				1,479,118,080

	Beverages 0.9%
	PepsiCo Inc.	United States	1,185,449	129,059,833

	Building Products 0.9%
	Johnson Controls International PLC	United States	3,754,200	125,577,990

	Chemicals 0.0%
[a,c,e]	Dow Corning Corp., Contingent Distribution	United States	12,630,547	—

	Communications Equipment 3.1%
	Cisco Systems Inc.	United States	7,313,860	314,715,396
	Nokia OYJ, A	Finland	13,670,039	78,738,953
	Nokia OYJ, ADR	Finland	10,897,776	62,662,212

				456,116,561

	Construction & Engineering 0.8%
	Fluor Corp.	United States	2,399,827	117,063,561

	Construction Materials 0.7%
	LafargeHolcim Ltd., B	Switzerland	1,946,175	95,068,605

	Consumer Finance 1.6%
	Ally Financial Inc.	United States	2,870,838	75,416,914
	Capital One Financial Corp.	United States	1,763,405	162,056,920

				237,473,834

	Containers & Packaging 1.6%
	International Paper Co.	United States	3,276,637	170,647,255
	WestRock Co.	United States	1,125,212	64,159,588

				234,806,843

	Diversified Financial Services 1.1%
	Voya Financial Inc.	United States	3,413,030	160,412,410

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FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services 1.6%
	AT&T Inc.	United States	4,727,562	$151,802,016
	Koninklijke KPN NV	Netherlands	30,410,640	82,785,532

				234,587,548

	Electric Utilities 0.6%
	PG&E Corp.	United States	1,882,490	80,118,774

	Electrical Equipment 1.3%
[a]	Sensata Technologies Holding PLC	United States	4,067,870	193,549,255

	Energy Equipment & Services 1.2%
	Baker Hughes a GE Co., A	United States	3,663,252	120,997,214
[a]	GulfMark Offshore Inc.	United States	464	15,544
[a]	GulfMark Offshore Inc., wts., 11/14/24	United States	5,020	11,144
[a]	McDermott International Inc.	United States	2,645,956	51,993,035

				173,016,937

	Equity Real Estate Investment Trusts (REITs) 2.0%
[b]	Alexander’s Inc.	United States	326,675	124,995,655
	JBG SMITH Properties	United States	560,767	20,451,173
	Vornado Realty Trust	United States	2,036,522	150,539,706

				295,986,534

	Food & Staples Retailing 2.6%
	The Kroger Co.	United States	8,225,486	234,015,077
[a]	Rite Aid Corp.	United States	8,729,840	15,102,623
	Walgreens Boots Alliance Inc.	United States	2,283,129	137,021,987

				386,139,687

	Health Care Equipment & Supplies 3.4%
	Medtronic PLC	United States	5,800,058	496,542,965

	Health Care Providers & Services 1.3%
	CVS Health Corp.	United States	3,015,915	194,074,130

	Household Durables 0.2%
	Toll Brothers Inc.	United States	766,723	28,361,084

	Household Products 0.8%
	Energizer Holdings Inc.	United States	1,787,933	112,568,262

	Independent Power & Renewable Electricity Producers 0.8%
[a]	Vistra Energy Corp.	United States	4,927,428	116,582,946

	Industrial Conglomerates 1.9%
	General Electric Co.	United States	20,369,800	277,232,978

	Insurance 7.2%
	Alleghany Corp.	United States	377,389	216,987,353
	American International Group Inc.	United States	5,664,539	300,333,858
[a]	Brighthouse Financial Inc.	United States	1,615,600	64,737,092
	Chubb Ltd.	United States	1,169,358	148,531,853
	The Hartford Financial Services Group Inc.	United States	2,286,099	116,888,242
	MetLife Inc.	United States	3,551,930	154,864,148
	XL Group Ltd.	Bermuda	817,623	45,746,007

				1,048,088,553

	IT Services 1.6%
	Cognizant Technology Solutions Corp., A	United States	2,992,250	236,357,828

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FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Machinery 0.7%
	CNH Industrial NV	United Kingdom	4,351,332	$46,242,961
	CNH Industrial NV, special voting	United Kingdom	5,296,616	56,288,789

				102,531,750

	Media 7.3%
[a]	Charter Communications Inc., A	United States	865,529	253,781,758
	Comcast Corp., A	United States	5,111,400	167,705,034
[a]	Cumulus Media Inc., A	United States	151,572	2,273,580
[a]	Cumulus Media Inc., B	United States	225,990	3,559,343
[a]	Cumulus Media Inc., wts., 6/04/38	United States	171,135	2,695,376
[a]	DISH Network Corp., A	United States	2,879,437	96,777,878
	Sky PLC	United Kingdom	9,251,388	178,557,043
	Twenty-First Century Fox Inc., B	United States	1,557,900	76,757,733
	The Walt Disney Co.	United States	2,716,200	284,684,922

				1,066,792,667

	Metals & Mining 0.8%
	thyssenkrupp AG	Germany	3,973,743	96,661,486
	Warrior Met Coal Inc.	United States	795,602	21,934,747

				118,596,233

	Oil, Gas & Consumable Fuels 8.7%
	Anadarko Petroleum Corp.	United States	3,457,413	253,255,502
	BP PLC	United Kingdom	14,266,349	108,952,527
	Kinder Morgan Inc.	United States	11,533,040	203,788,817
	Marathon Oil Corp.	United States	7,854,723	163,849,522
	Plains All American Pipeline LP	United States	3,862,400	91,307,136
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	4,955,823	172,372,344
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	3,159,359	109,688,433
	The Williams Cos. Inc.	United States	6,351,184	172,180,598

				1,275,394,879

	Pharmaceuticals 7.8%
	Eli Lilly & Co.	United States	5,068,355	432,482,732
	Merck & Co. Inc.	United States	6,989,310	424,251,117
	Novartis AG, ADR	Switzerland	3,798,680	286,952,287

				1,143,686,136

	Professional Services 0.5%
	RELX PLC	United Kingdom	3,153,086	67,560,335

	Software 5.2%
[a]	Avaya Holdings Corp., wts., 12/15/22	United States	276,741	1,279,927
	CA Inc.	United States	5,174,940	184,486,611
[a]	Dell Technologies Inc., V	United States	720,878	60,971,861
	Microsoft Corp.	United States	3,147,885	310,412,940
	Symantec Corp.	United States	9,445,251	195,044,433

				752,195,772

	Technology Hardware, Storage & Peripherals 2.3%
	Hewlett Packard Enterprise Co.	United States	7,491,354	109,448,682
	Samsung Electronics Co. Ltd.	South Korea	5,521,050	230,909,972

				340,358,654

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FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Tobacco 3.5%
	Altria Group Inc.	United States	2,351,460	$133,539,413
	British American Tobacco PLC	United Kingdom	4,377,848	221,427,075
	British American Tobacco PLC, ADR	United Kingdom	1,655,688	83,529,460
	Imperial Brands PLC	United Kingdom	1,751,865	65,287,331

				503,783,279

	Wireless Telecommunication Services 1.5%
[a]	T-Mobile U.S. Inc.	United States	2,480,000	148,180,000
	Vodafone Group PLC	United Kingdom	29,287,025	71,095,038

				219,275,038

	Total Common Stocks and Other Equity Interests (Cost $10,050,123,135)			12,885,895,555

	Management Investment Companies (Cost $78,163,804) 0.6%

	Diversified Financial Services 0.6%
[a]	Altaba Inc.	United States	1,192,700	87,317,567

			Principal Amount

	Corporate Notes and Senior Floating Rate Interests 1.8%
[f,g]	Cumulus Media New Holdings Inc., Term Loan, 6.60%, (1-month USD LIBOR + 4.50%), 5/13/22	United States	$42,712,936	42,526,067
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	82,365,000	75,158,063
	senior note, 11.00%, 9/15/25	United States	93,006,000	74,841,928
[h]	McDermott Technology Americas Inc., senior note, 144A, 10.625%, 5/01/24	United States	36,543,000	38,187,435
[f,g]	Toys R US-Delaware Inc., (DIP), 14.75%, (Prime + 9.75%), 1/18/19	United States	32,826,854	33,257,706

	Total Corporate Notes and Senior Floating Rate Interests (Cost $269,240,509)			263,971,199

	Corporate Notes and Senior Floating Rate Interests in Reorganization 1.3%
[c,d,i]	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	19,594	—
[i]	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	74,295,000	56,649,938
	[f,g] Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	94,620,526	72,420,185
	[f,g] Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	30,412,812	23,269,299
[f,g,i]	Toys R US-Delaware Inc., Term B-4 Loan, 10.067%, (1-month USD LIBOR + 8.75%), 4/24/20	United States	77,193,103	39,147,710

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $268,671,472)			191,487,132

			Shares

	Companies in Liquidation 0.0%†
[a,c,e]	Avaya Holdings Corp., Contingent Distribution	United States	67,859,000	—
[a,c,e]	Avaya Inc., Contingent Distribution	United States	131,491,379	—
[a,c,e]	Tribune Media, Litigation Trust, Contingent Distribution.	United States	1,006,784	—
[a,e]	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	292,849,556	2,379,403

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FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares	Value

	Companies in Liquidation (continued)
[a]	Vistra Energy Corp., Litigation Trust, TRA	United States	4,927,428	$3,202,828

	Total Companies in Liquidation (Cost $29,907,664)			5,582,231

	Total Investments before Short Term Investments (Cost $10,696,106,584)			13,434,253,684

			Principal Amount

	Short Term Investments 7.5%

	U.S. Government and Agency Securities 7.5%
[j]	FHLB, 7/02/18	United States	$239,700,000	239,700,000
[j]	U.S. Treasury Bill,
	[k] 7/12/18-11/01/18	United States	95,000,000	94,645,468
	7/05/18-12/27/18	United States	764,600,000	760,624,995

	Total U.S. Government and Agency Securities (Cost $1,094,831,328)			1,094,970,463

	Total Investments (Cost $11,790,937,912) 99.4%			14,529,224,147
	Securities Sold Short (0.5)%			(79,661,387)
	Other Assets, less Liabilities 1.1%			162,885,251

	Net Assets 100.0%			$14,612,448,011

			Shares

[l]	Securities Sold Short (Proceeds $75,362,089) (0.5)%
	Common Stocks (0.5)%
	Internet Software & Services (0.5)%
	Alibaba Group Holding Ltd., ADR	China	429,372	(79,661,387)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 11 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

dSee Note 9 regarding restricted securities.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fThe coupon rate shown represents the rate at period end.

gSee Note 1(e) regarding senior floating rate interests.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the value of this security was $38,187,435, representing 0.3% of net assets.

iSee Note 8 regarding credit risk and defaulted securities.

jThe security was issued on a discount basis with no stated coupon rate.

kA portion or all of the security has been segregated as collateral for securities sold short. At June 30, 2018, the aggregate value of these securities pledged amounted to $39,514,199, representing 0.3% of net assets.

lSee Note 1(d) regarding securities sold short.

franklintempleton.com	Semiannual Report	21

FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	1,533	$224,900,681	9/17/18	$2,301,268
GBP/USD	Short	3,891	321,882,975	9/17/18	4,903,097

Total Futures Contracts					$7,204,365

*As of period end.

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	1,617,305	$1,898,577	7/12/18	$—	$(7,165)
Euro	BOFA	Buy	7,711,041	8,958,881	7/12/18	59,059	—
Euro	BOFA	Sell	1,388,527	1,702,801	7/12/18	78,940	—
Euro	BONY	Buy	769,302	900,683	7/12/18	—	(996)
Euro	BONY	Buy	2,162,162	2,523,935	7/12/18	4,679	—
Euro	HSBK	Buy	12,709,560	14,772,044	7/12/18	91,584	—
Euro	HSBK	Sell	27,975,413	33,956,318	7/12/18	1,239,518	—
Euro	SSBT	Buy	2,162,162	2,521,338	7/12/18	7,276	—
Euro	SSBT	Sell	1,421,713	1,744,363	7/12/18	81,692	—
Euro	UBSW	Buy	769,302	900,416	7/12/18	—	(730)
Euro	UBSW	Buy	2,162,162	2,521,325	7/12/18	7,289	—
Euro	UBSW	Sell	26,586,887	32,258,269	7/12/18	1,165,327	—
British Pound	BOFA	Buy	3,844,283	5,162,449	7/16/18	—	(81,646)
British Pound	BOFA	Buy	11,475,932	15,134,893	7/16/18	32,290	—
British Pound	BOFA	Sell	5,873,515	8,316,316	7/16/18	553,575	—
British Pound	BONY	Buy	6,095,940	8,038,777	7/16/18	17,932	—
British Pound	BONY	Sell	3,444,140	4,955,945	7/16/18	403,992	—
British Pound	HSBK	Buy	2,100,000	2,791,421	7/16/18	—	(15,952)
British Pound	HSBK	Sell	8,585,736	11,885,956	7/16/18	538,604	—
British Pound	SSBT	Buy	1,162,993	1,533,447	7/16/18	3,625	—
British Pound	UBSW	Sell	6,775,756	9,297,209	7/16/18	342,020	—
Euro	BONY	Sell	36,507,824	45,793,954	7/26/18	3,053,956	—
Euro	HSBK	Sell	36,507,825	45,790,305	7/26/18	3,050,306	—
South Korean Won	HSBK	Buy	8,049,690,900	7,335,198	8/10/18	—	(109,394)
South Korean Won	HSBK	Sell	84,985,464,351	79,180,856	8/10/18	2,893,657	—
South Korean Won	UBSW	Buy	24,779,257,047	22,972,917	8/10/18	—	(729,817)
South Korean Won	UBSW	Sell	63,025,698,677	59,089,500	8/10/18	2,514,486	—
British Pound	BOFA	Sell	17,294,714	24,233,391	8/14/18	1,345,269	—
British Pound	HSBK	Buy	2,242,997	2,965,729	8/14/18	2,692	—
British Pound	HSBK	Sell	19,988,189	27,973,011	8/14/18	1,520,300	—
British Pound	SSBT	Buy	2,500,067	3,300,744	8/14/18	7,888	—
British Pound	UBSW	Buy	3,663,060	4,838,210	8/14/18	9,546	—

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FRANKLIN MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	UBSW	Buy	12,002,648	$15,933,287	8/14/18	$—	$(48,777)
Euro	BONY	Sell	11,912,423	15,070,609	8/20/18	1,097,042	—
Euro	SSBT	Sell	11,912,424	15,065,940	8/20/18	1,092,372	—
Euro	BOFA	Sell	11,053,544	13,870,742	10/10/18	852,134	—
Euro	UBSW	Sell	930,160	1,157,682	10/10/18	62,161	—
Euro	BOFA	Sell	4,061,319	5,041,618	10/18/18	255,029	—
Euro	BONY	Sell	1,048,695	1,286,041	10/18/18	50,070	—
Euro	HSBK	Sell	17,288,524	21,104,760	10/18/18	728,855	—
Euro	SSBT	Sell	9,249,646	11,610,759	10/18/18	709,314	—
Euro	UBSW	Sell	16,184,229	20,023,942	10/18/18	949,537	—
British Pound	BOFA	Sell	5,714,307	7,820,532	10/24/18	233,266	—
British Pound	HSBK	Sell	267,630	371,317	10/24/18	15,967	—
British Pound	SSBT	Sell	177,981,605	251,671,329	10/24/18	15,353,297	—
British Pound	UBSW	Sell	2,192,665	3,006,106	10/24/18	94,759	—
Euro	SSBT	Sell	17,393,069	21,120,404	11/07/18	586,289	—
Euro	UBSW	Sell	17,393,070	21,116,231	11/07/18	582,114	—
South Korean Won	HSBK	Sell	80,180,590,398	74,873,804	11/09/18	2,617,665	—
South Korean Won	UBSW	Sell	64,126,544,521	59,900,560	11/09/18	2,111,805	—
Euro	HSBK	Sell	37,536,617	44,891,992	11/21/18	523,548	—
Euro	SSBT	Sell	37,536,617	44,901,301	11/21/18	532,857	—
British Pound	BONY	Sell	59,995,846	81,333,669	11/26/18	1,541,525	—
British Pound	UBSW	Sell	59,995,846	81,327,849	11/26/18	1,535,705	—

Total Forward Exchange Contracts						$50,550,813	$(994,477)

Net unrealized appreciation (depreciation)						$49,556,336

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page 40.

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FRANKLIN MUTUAL SHARES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,721,759,009
Cost - Non-controlled affiliates (Note 11)	69,178,903

Value - Unaffiliated issuers	$14,385,178,569
Value - Non-controlled affiliates (Note 11)	144,045,578
Cash	12,007,446
Foreign currency, at value (cost $16,382,490)	16,538,822
Receivables:
Investment securities sold	17,343,904
Capital shares sold	3,821,919
Dividends and interest	31,082,969
European Union tax reclaims	5,338,889
Deposits with brokers for:
Securities sold short	82,621,909
Futures contracts	11,027,040
Unrealized appreciation on OTC forward exchange contracts	50,550,813
Other assets	10,218

Total assets	14,759,568,076

Liabilities:
Payables:
Investment securities purchased	27,952,033
Capital shares redeemed	17,934,451
Management fees	7,907,033
Distribution fees	3,328,286
Transfer agent fees	2,716,956
Trustees’ fees and expenses	737,644
Variation margin on futures contracts	5,156,569
Securities sold short, at value (proceeds $75,362,089)	79,661,387
Unrealized depreciation on OTC forward exchange contracts	994,477
Accrued expenses and other liabilities	731,229

Total liabilities	147,120,065

Net assets, at value	$14,612,448,011

Net assets consist of:
Paid-in capital	$10,934,265,420
Undistributed net investment income	135,289,236
Net unrealized appreciation (depreciation)	2,790,645,962
Accumulated net realized gain (loss)	752,247,393

Net assets, at value	$14,612,448,011

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FRANKLIN MUTUAL SHARES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Class Z:
Net assets, at value	$5,916,995,929

Shares outstanding	208,403,191

Net asset value and maximum offering price per share	$28.39

Class A:
Net assets, at value	$4,064,129,657

Shares outstanding	144,730,613

Net asset value per share[a]	$28.08

Maximum offering price per share (net asset value per share ÷ 94.25%)	$29.79

Class C:
Net assets, at value	$879,965,221

Shares outstanding	31,797,360

Net asset value and maximum offering price per share[a]	$27.67

Class R:
Net assets, at value	$96,862,762

Shares outstanding	3,470,879

Net asset value and maximum offering price per share	$27.91

Class R6:
Net assets, at value	$3,654,494,442

Shares outstanding	128,755,921

Net asset value and maximum offering price per share	$28.38

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL SHARES FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$170,968,576
Non-controlled affiliates (Note 11)	2,940,075
Interest:
Unaffiliated issuers	26,319,095

Total investment income	200,227,746

Expenses:
Management fees (Note 3a)	48,544,721
Distribution fees: (Note 3c)
Class A	5,246,965
Class C	4,710,797
Class R	254,024
Transfer agent fees: (Note 3e)
Class Z	3,206,571
Class A	2,226,019
Class C	499,668
Class R	54,086
Class R6	387,562
Custodian fees (Note 4)	197,520
Reports to shareholders	375,861
Registration and filing fees	114,554
Professional fees	274,266
Trustees’ fees and expenses	271,707
Dividends on securities sold short	550,622
Other	131,551

Total expenses	67,046,494
Expense reductions (Note 4)	(35,107)
Expenses waived/paid by affiliates (Note 3f)	(18,453)

Net expenses	66,992,934

Net investment income	133,234,812

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	780,940,232
Controlled affiliates (Note 11)	27,760
Non-controlled affiliates (Note 11)	30,054
Foreign currency transactions	(1,234,060)
Forward exchange contracts	(40,714,886)
Futures contracts	6,626,833
Securities sold short	3,081,811

Net realized gain (loss)	748,757,744

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,072,198,513)
Non-controlled affiliates (Note 11)	(27,072,205)
Translation of other assets and liabilities denominated in foreign currencies	(380,180)
Forward exchange contracts	81,695,737
Futures contracts	13,707,824
Securities sold short	(5,259,691)

Net change in unrealized appreciation (depreciation)	(1,009,507,028)

Net realized and unrealized gain (loss)	(260,749,284)

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FRANKLIN MUTUAL SHARES FUND

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2018 (unaudited)

Net increase (decrease) in net assets resulting from operations	$(127,514,472)

*Foreign taxes withheld on dividends	$5,218,415

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN MUTUAL SHARES FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$133,234,812	$329,366,264
Net realized gain (loss)	748,757,744	565,295,714
Net change in unrealized appreciation (depreciation)	(1,009,507,028)	361,422,610

Net increase (decrease) in net assets resulting from operations	(127,514,472)	1,256,084,588

Distributions to shareholders from:
Net investment income:
Class Z	—	(143,391,184)
Class A	—	(90,135,244)
Class C	—	(12,762,513)
Class R	—	(1,950,214)
Class R6	—	(87,386,307)
Net realized gains:
Class Z	—	(296,748,998)
Class A	—	(194,072,656)
Class C	—	(44,764,663)
Class R	—	(4,865,346)
Class R6	—	(134,490,114)

Total distributions to shareholders	—	(1,010,567,239)

Capital share transactions: (Note 2)
Class Z	(264,683,954)	(1,618,916,627)
Class A	(284,641,147)	(431,662,396)
Class C	(103,644,950)	(138,671,413)
Class R	(9,776,861)	(17,540,464)
Class R6	(58,870,243)	1,869,126,723

Total capital share transactions	(721,617,155)	(337,664,177)

Net increase (decrease) in net assets	(849,131,627)	(92,146,828)
Net assets:
Beginning of period	15,461,579,638	15,553,726,466

End of period	$14,612,448,011	$15,461,579,638

Undistributed net investment income included in net assets:
End of period	$135,289,236	$2,054,424

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FRANKLIN MUTUAL SHARES FUND

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2018, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2018, the Fund received $57,480,916 in U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

e.  Senior Floating Rate Interests (continued)

generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	3,986,348	$114,396,530	23,691,795	$696,267,462
Shares issued in reinvestment of distributions	—	—	13,747,109	395,547,594

Shares redeemed	(13,191,719)	(379,080,484)	(92,023,346)	(2,710,731,683)

Net increase (decrease)	(9,205,371)	$(264,683,954)	(54,584,442)	$(1,618,916,627)

Class A Shares:
Shares sold	4,333,347	$122,857,607	17,964,808	$522,017,079
Shares issued in reinvestment of distributions	—	—	9,145,140	260,399,623

Shares redeemed	(14,338,995)	(407,498,754)	(41,761,357)	(1,214,079,098)

Net increase (decrease)	(10,005,648)	$(284,641,147)	(14,651,409)	$(431,662,396)

Class C Shares:
Shares sold	936,208	$26,345,999	2,533,117	$72,481,356
Shares issued in reinvestment of distributions	—	—	2,024,489	56,971,259

Shares redeemed	(4,641,881)	(129,990,949)	(9,333,970)	(268,124,028)

Net increase (decrease)	(3,705,673)	$(103,644,950)	(4,776,364)	$(138,671,413)

Class R Shares:
Shares sold	222,964	$6,284,052	622,054	$17,981,440
Shares issued in reinvestment of distributions	—	—	239,266	6,777,153

Shares redeemed	(568,447)	(16,060,913)	(1,464,599)	(42,299,057)

Net increase (decrease)	(345,483)	$(9,776,861)	(603,279)	$(17,540,464)

Class R6 Shares:
Shares sold	8,166,391	$233,888,049	63,378,950	$1,870,087,713
Shares issued in reinvestment of distributions	—	—	7,729,991	221,874,105

Shares redeemed	(10,192,481)	(292,758,292)	(7,551,970)	(222,835,095)

Net increase (decrease)	(2,026,090)	$(58,870,243)	63,556,971	$1,869,126,723

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.648% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$188,159
CDSC retained	$15,003

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $6,373,906, of which $2,867,866 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

g.  Other Affiliated Transactions

At June 30, 2018, one or more of the funds in Franklin Fund Allocator Series owned 11.3% of the Fund’s outstanding shares.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2018	$737,644
[b]Increase in projected benefit obligation	$6,039

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FRANKLIN MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5.  Independent Trustees’ Retirement Plan (continued)

Benefit payments made to retired trustees	$(7,765)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6.  Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred post-October capital losses of $26,175,568.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$11,692,947,700

Unrealized appreciation	$3,911,433,027
Unrealized depreciation	(1,098,038,213)

Net unrealized appreciation (depreciation)	$2,813,394,814

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2018, aggregated $1,181,449,938 and $2,011,726,994, respectively.

8.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $191,487,132, representing 1.3% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
19,594	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$19,594	$—
7,234,813	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	4,804,678	164,505
63,079,866	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	51,662,536	18,885,418

	Total Restricted Securities (Value is 0.1% of Net Assets)		$56,486,808	$19,049,923

10.  Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$7,204,365	[a]	Variation margin on futures contracts	$—
	Unrealized appreciation on OTC forward exchange contracts	50,550,813		Unrealized depreciation on OTC forward exchange contracts	994,477

Totals		$57,755,178			$994,477

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(40,714,886)	Forward exchange contracts	$81,695,737
	Futures contracts	6,626,833	Futures contracts	13,707,824

Totals		$(34,088,053)		$95,403,561

For the period ended June 30, 2018, the average month end notional amount of futures contracts represented $567,016,901. The average month end contract value of forward exchange contracts was $1,250,773,360.

See Note 1(c) regarding derivative financial instruments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)
Controlled Affiliates[a]
CB FIM Coinvestors LLC	43,105,703	—	(43,105,703)[b]	—	$—	$—	$27,760		$—

Non-Controlled Affiliates
Alexander’s Inc.	326,675	—	—	326,675	$124,995,655	$2,940,075	$30,054	[c]	$(4,318,644)
International Automotive Components Group Brazil LLC	7,234,813	—	—	7,234,813	164,505	—	—		(83,541)
International Automotive Components Group North America LLC	63,079,866	—	—	63,079,866	18,885,418	—	—		(22,670,020)

Total Non-Controlled Affiliates					$144,045,578	$2,940,075	$30,054		$(27,072,205)

Total Affiliated Securities (Value is 1.0% of Net Assets)					$144,045,578	$2,940,075	$57,814		$(27,072,205)

aIssuer in which the Fund owns 25% or more of the outstanding voting securities.

bGross reduction was the result of a corporate action.

cRealized gain distribution from REITs.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$55,483,162	$—	$19,049,923		$74,533,085
Machinery	46,242,961	56,288,789	—		102,531,750
Media	1,060,537,948	6,254,719	—		1,066,792,667
Software	750,915,845	1,279,927	—		752,195,772
All Other Equity Investments	10,977,159,848	—	—	[c]	10,977,159,848
Corporate Notes and Senior Floating Rate Interests	—	263,971,199	—		263,971,199
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	191,487,132	—	[c]	191,487,132
Companies in Liquidation	—	5,582,231	—	[c]	5,582,231
Short Term Investments	855,270,463	239,700,000	—		1,094,970,463

Total Investments in Securities	$13,745,610,227	$764,563,997	$19,049,923		$14,529,224,147

Other Financial Instruments:
Futures Contracts	$7,204,365	$—	$—		$7,204,365
Forward Exchange Contracts	—	50,550,813	—		50,550,813

Total Other Financial Instruments	$7,204,365	$50,550,813	$—		$57,755,178

Liabilities:
Other Financial Instruments:
Securities Sold Short[a]	$79,661,387	$—	$—		$79,661,387
Forward Exchange Contracts	—	994,477	—		994,477

Total Other Financial Instruments	$79,661,387	$994,477	$—		$80,655,864

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks and management investment companies as well as other equity investments.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 17, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	DIP	Debtor-In-Possession
HSBK	HSBC Bank PLC	USD	United States Dollar	FHLB	Federal Home Loan Bank
SSBT	State Street Bank and Trust Co., N.A.			LIBOR	London InterBank Offered Rate
UBSW	UBS AG			TRA	Tax Receivable Agreement Right

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FRANKLIN MUTUAL SERIES FUNDS

FRANKLIN MUTUAL SHARES FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Shares Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 17, 2018, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in

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establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods

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ended December 31, 2017. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested supplemental information and additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, it was noted that senior management of FTI is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional multi-cap value funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2017, and had annualized total returns for the three- and five-year periods in the lowest performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2017 was also in the lowest performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees discussed with management the reasons for the relative underperformance for the one-, three-, five- and 10-year periods ended December 31, 2017. While disappointed with the relative underperformance of the Fund, the Board did not believe that any changes with respect to the Fund were warranted at the time. The Board noted that it would continue to monitor future performance and, when available, would evaluate the results of the review being conducted by senior management of FTI.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the middle quintile of its Lipper expense group and its total expenses were also in the middle quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2017, the most recent fiscal year-end of Franklin Resources, Inc. The trustees

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reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Franklin Mutual Shares Fund
Investment Manager Franklin Mutual Advisers, LLC
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	474 S 08/18

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
and Shareholder Letter

June 30, 2018

Franklin Mutual Financial Services Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual Financial Services Fund Shareholder:

Securities markets started 2018 with positive momentum. Investors began the year focused on global economic growth, strong corporate profits across most developed markets and the potential benefits of US corporate and personal tax cuts. However, volatility and market downturns emerged due to political risks and trade tariffs, a temporary deceleration in developed market economic activity during the first quarter, and higher bond yields amid potential signs of increasing inflation pressures and likely interest rate hikes. Although some risks faded, such as the first-quarter deceleration in economic growth, the potential for an escalating trade war between the US and its trading partners remained a meaningful uncertainty for investors. For the period ended June 30, 2018, US stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), produced a +2.65% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, returned +0.76%, while investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, had a -1.62% total return.1

Value investing often requires an investor to be contrarian in nature. We continue to maintain a bottom-up stock-picking process that is disciplined, driven by rigorous fundamental analysis and attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

Although economic and investment fundamentals still appear to be favorable, the return of volatility is another reminder that securities markets are dynamic. As we enter into the second half of 2018, market sentiment may easily turn again given the uncertainty regarding an escalation in trade tensions, the upcoming US midterm elections, Brexit, the ability of US tax cuts to prolong the current economic expansion, and the pace of inflation. Therefore, we believe active, professional investment management serves investors well.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual Financial Services Fund	3
Performance Summary	8
Your Fund’s Expenses	10
Financial Highlights and Statement of Investments	11
Financial Statements	19
Notes to Financial Statements	23
Shareholder Information	35

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Mutual Financial Services Fund

This semiannual report for Franklin Mutual Financial Services Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of financial services companies that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest in foreign securities without limit. The Geographic Composition bar chart on this page lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a cumulative total return of -4.56% for the six months ended June 30, 2018. For comparison, the Fund’s primary benchmark, the MSCI World Financials Index (USD), which captures large and midcap representation across 23 developed markets countries, had a -5.79% total return, while its secondary benchmark, the Standard & Poor’s 500 (S&P 500®) Financials Index, which tracks financials stocks in the S&P 500 Index, had a -4.09% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

market stocks reached a new all-time high in January 2018, as measured by the MSCI All Country World Index (ACWI). During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world,

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Near period-end, an overall easing of tensions in the Korean peninsula relieved investors, but ongoing US trade disputes with its allies and China hindered global markets.

The US economy moderated in 2018’s first quarter due to a slowdown in consumer spending, exports, federal, state and local government spending, as well as a decline in residential fixed income investment. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter was negative, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The

2. Source: Bureau of Labor Statistics.

country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and merger arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is return on equity?

Return on equity is a measure of profitability, expressed as a percentage, calculated by dividing a company’s net income by total shareholder equity for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Despite an upbeat economic backdrop in the US and stabilizing economies in Europe in the first half of 2018, the financials

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sector underperformed the broader market due to geopolitical concerns resulting in a flattening yield curve. In the US, we continue to find value in the sector as we believe that a slow and steady rise in interest rates across the yield curve will improve the earnings prospects of the Fund’s holdings, specifically in the bank and life insurance names. In the bank sector, we continue to think the largest banks are attractive, as they have the scale to invest in technology and continually improve their franchises by competing on service rather than price. In addition, regional and smaller US banks have higher valuations thanks to increased merger and acquisition (M&A) activity. In Europe, we believe the banking industry offers some interesting opportunities, as we near the end of the restructuring process that took place in the US many years ago, thereby enabling the ECB to consider rate hikes. Globally, we continue to favor insurance companies that we view as having cheap valuations and unique catalysts to realize the value of the franchise. We expect the M&A cycle to be a tailwind and higher interest rates to relieve margin pressures. The Portfolio Composition table on this page lists banks, insurance and also other leading industries in which the Fund currently invests.

Fund Performance

Turning to Fund performance, top positive contributors included global insurer XL Group,3 US-based bank holding company State Bank Financial and international diversified insurer Ageas.

Shares of XL Group, a global insurance and reinsurance company, jumped in early March 2018 when it agreed to be acquired by French insurer AXA4. AXA has the ability to fully finance the acquisition from its current financial resources. In late March, the US Federal Trade Commission granted antitrust clearance and we believe other needed regulatory approvals are likely to be received.

The continued trend of industry consolidation was a significant catalyst for the positive performance of regional lenders, including State Bank Financial. In May, the company agreed to be acquired by Cadence Bancorp4. State Bank Financial also reported solid underlying quarterly results, including strong loan growth, an increase in the net interest margin and further progress on containing expenses. Passage of the Economic Growth, Regulatory Relief and Consumer Protection Act by the US Congress also had a broadly positive impact on bank stocks. The legislation included easing liquidity rules to include

Portfolio Composition*

Based on Total Net Assets as of 6/30/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

higher quality municipal securities as part of the liquidity calculation and making it easier for consumers to qualify for mortgages. Other notable changes within the legislation do not directly affect smaller banks, but an indirect impact could be more consolidation in the industry.

Ageas is a diversified insurance company with operations in Belgium, the UK, Portugal, Turkey and Asia. It announced a greater-than-expected dividend increase in February 2018 and solid quarterly results in May, despite investor concerns about potentially higher weather-related losses. Ageas has done a good job overall with improving its cash generation as well as increasing its regulatory capital base, which is a positive for further dividend increases.

During the period under review, Fund investments that detracted from performance included Italy-based bank Credito Valtellinese, Japan-based Shinsei Bank and Sweden-based Hoist Finance.

Credito Valtellinese (Creval) is an Italian bank that we helped to recapitalize in February 2018. The stock rallied significantly after a new share offering intended to raise capital and upon

3. Not held at period-end.

4. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

announcing the sale of a big block of non-performing exposures, which are loans, advances or debt securities that are more than 90 days past due and unlikely to be paid back. However, the stock subsequently sold off due to political uncertainty in Italy. Despite market concerns, Creval was able to sell off a second large block of non-performing exposures during the period under review, in line with its business plan, and undertook larger layoffs than it forecast. We believe the bank trades at a significant discount to book value at period-end and has a very large deferred tax asset off the balance sheet.

Similar to its Japanese peers, shares of Shinsei Bank fell as interest rates in Japan declined at the start of 2018. Also in January, Shinsei Bank announced quarterly results that showed credit costs related to its growing consumer loan business that hurt earnings and a share buyback plan that many investors viewed as somewhat underwhelming and lacking detail on future returns of capital to shareholders. The stock price regained some lost ground in May when Shinsei announced improved quarterly results, a dividend increase, another round of share buybacks and the cancelation of a large number of treasury shares. We believe the bank will keep pushing ahead with the process to remove the government as a shareholder, which may be a catalyst for additional shareholder returns over time.

Hoist Finance purchases and manages non-performing loans from international banks and other financial institutions. Investors became more cautious about potential return rates from its portfolio on non-performing loans and Hoist’s ability to operate more efficiently as it makes significant capital investments in its collections business, as well as potential regulatory changes in Italy, which if implemented, may make collecting on debts more difficult. We believe Hoist will continue to benefit from having the lowest funding costs in the industry, and that efforts to improve operating performance may hamper short-term financial results but yield potential margin improvements in the longer term.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Top 10 Equity Holdings
6/30/18
Company Sector/Industry, Country	% of Total Net Assets

Wells Fargo & Co. Banks, U.S.	3.8%

Alleghany Corp. Insurance, U.S.	3.8%

American International Group Inc. Insurance, U.S.	3.7%

NN Group NV Insurance, Netherlands	3.7%

The Hartford Financial Services Group Inc. Insurance, U.S.	3.3%

CIT Group Inc. Banks, U.S.	3.1%

Voya Financial Inc. Diversified Financial Services, U.S.	3.1%

Citigroup Inc. Banks, U.S.	3.1%

Capital One Financial Corp. Consumer Finance, U.S.	3.0%

JPMorgan Chase & Co. Banks, U.S.	2.9%

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

On August 15, 2018, subsequent to period-end, Richard Cetlin (Portfolio Manager) stepped off the Fund, prior to his planned departure from the firm on October 1, 2018. His responsibilities have been allocated to others in the portfolio management team.

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Thank you for your participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

Andrew Sleeman, CFA
Co-Portfolio Manager

Andrew B. Dinnhaupt, CFA
Co-Portfolio Manager

Richard Cetlin
Assistant Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Andrew Sleeman has been portfolio manager for Franklin Mutual Financial Services Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Andrew Dinnhaupt has been co-portfolio manager for Franklin Mutual Financial Services Fund since 2014 and was assistant portfolio manager since 2013. Mr. Dinnhaupt has been an analyst for Franklin Mutual Advisers since 2011, specializing in the global insurance industry. Previously, Mr. Dinnhaupt was a portfolio manager and senior analyst covering the global financial services sector for RBC Capital Markets. Prior to RBC, Mr. Dinnhaupt worked at several hedge funds where he was responsible for analyzing and managing portfolios in the financial services sector. Before that, he worked at Mitchell Hutchins Asset Management where he covered the financial services industry.

Richard Cetlin has been assistant portfolio manager for Franklin Mutual Financial Services Fund since 2010 with primary coverage of European banks. Prior to joining Franklin Templeton Investments in 2010, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for US banking and specialty finance.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return	[2]

Z
6-Month	-4.56%		-4.56%
1-Year	+2.75%		+2.75%
5-Year	+65.76%		+10.64%
10-Year	+99.45%		+7.15%

A
6-Month	-4.71%		-10.16%
1-Year	+2.49%		-3.41%
5-Year	+63.52%		+9.04%
10-Year	+93.80%		+6.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses3

Share Class
Z	1.09%
A	1.34%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]
Z	$1,000	$954.40	$5.19	$1,019.49	$5.36	1.07%
A	$1,000	$952.90	$6.39	$1,018.25	$6.61	1.32%
C	$1,000	$949.80	$10.01	$1,014.53	$10.34	2.07%
R6	$1,000	$955.10	$4.61	$1,020.08	$4.76	0.95%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Six Months Ended June 30, 2018 (unaudited)		Year Ended December 31,
			2017	2016		2015		2014	2013
Class Z

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.14		$21.65	$19.63		$18.40		$16.90	$13.59

Income from investment operations[a]:

Net investment income[b]	0.26	[c]	0.22	0.31	[d]	0.30	[e]	0.25	0.24

Net realized and unrealized gains (losses)	(1.36)		2.76	2.00		1.23		1.62	3.24

Total from investment operations	(1.10)		2.98	2.31		1.53		1.87	3.48

Less distributions from net investment income	—		(0.49)	(0.29)		(0.30)		(0.37)	(0.17)

Net asset value, end of period	$23.04		$24.14	$21.65		$19.63		$18.40	$16.90

Total return[f]	(4.56)%		13.77%	11.79%		8.34%		11.07%	25.67%

Ratios to average net assets[g]

Expenses[h]	1.07%	[i]	1.09%	1.13%	[i]	1.13%		1.14%	1.16%

Net investment income	2.17%	[c]	0.95%	1.64%	[d]	1.53%	[e]	1.44%	1.51%

Supplemental data

Net assets, end of period (000’s)	$199,166		$210,825	$162,687		$178,157		$112,156	$105,279

Portfolio turnover rate	19.12%		67.89%	34.58%		25.43%		33.69%	25.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.67%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)		Year Ended December 31,
			2017	2016		2015		2014	2013
Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.21		$21.70	$19.69		$18.46		$16.96	$13.64

Income from investment operations[a]:

Net investment income[b]	0.23	[c]	0.16	0.26	[d]	0.25	[e]	0.20	0.19

Net realized and unrealized gains (losses)	(1.37)		2.78	1.99		1.23		1.61	3.26

Total from investment operations	(1.14)		2.94	2.25		1.48		1.81	3.45

Less distributions from net investment income	—		(0.43)	(0.24)		(0.25)		(0.31)	(0.13)

Net asset value, end of period	$23.07		$24.21	$21.70		$19.69		$18.46	$16.96

Total return[f]	(4.71)%		13.55%	11.46%		8.05%		10.71%	25.32%

Ratios to average net assets[g]

Expenses[h]	1.32%	[i]	1.34%	1.38%	[i]	1.41%		1.44%	1.46%

Net investment income	1.92%	[c]	0.70%	1.39%	[d]	1.25%	[e]	1.14%	1.21%

Supplemental data

Net assets, end of period (000’s)	$347,586		$368,850	$346,008		$360,278		$255,242	$240,529

Portfolio turnover rate	19.12%		67.89%	34.58%		25.43%		33.69%	25.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.42%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.53%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)		Year Ended December 31,
			2017	2016		2015		2014	2013
Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.08		$21.60	$19.61		$18.41		$16.92	$13.61

Income from investment operations[a]:

Net investment income (loss)[b]	0.14	[c]	(0.01)	0.12	[d]	0.10	[e]	0.08	0.08

Net realized and unrealized gains (losses)	(1.35)		2.74	1.96		1.24		1.60	3.25

Total from investment operations	(1.21)		2.73	2.08		1.34		1.68	3.33

Less distributions from net investment income	—		(0.25)	(0.09)		(0.14)		(0.19)	(0.02)

Net asset value, end of period	$22.87		$24.08	$21.60		$19.61		$18.41	$16.92

Total return[f]	(5.02)%		12.66%	10.64%		7.30%		9.93%	24.50%

Ratios to average net assets[g]

Expenses[h]	2.07%	[i]	2.09%	2.13%	[i]	2.13%		2.14%	2.16%

Net investment income (loss)	1.17%	[c]	(0.05)%	0.64%	[d]	0.53%	[e]	0.44%	0.51%

Supplemental data

Net assets, end of period (000’s)	$121,598		$134,117	$128,766		$132,975		$89,341	$86,370

Portfolio turnover rate	19.12%		67.89%	34.58%		25.43%		33.69%	25.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.67%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.38%.

eNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.19)%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)		Year Ended December 31,
			2017	2016		2015		2014	2013[a]
Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.30		$21.79	$19.76		$18.52		$16.88	$14.89

Income from investment operations[b]:

Net investment income[c]	0.28	[d]	0.25	0.32	[e]	0.07	[f]	0.25	0.13

Net realized and unrealized gains (losses)	(1.37)		2.78	2.03		1.49		1.66	2.07

Total from investment operations	(1.09)		3.03	2.35		1.56		1.91	2.20

Less distributions from net investment income .	—		(0.52)	(0.32)		(0.32)		(0.27)	(0.21)

Net asset value, end of period	$23.21		$24.30	$21.79		$19.76		$18.52	$16.88

Total return[g]	(4.49)%		13.92%	11.93%		8.55%		11.23%	14.86%

Ratios to average net assets[h]

Expenses before waiver and payments by affiliates	1.01%		0.97%	0.99%		1.16%		2.61%	2.18%

Expenses net of waiver and payments by affiliates[i]	0.95%		0.95%	0.96%		0.96%		0.97%	0.97%

Net investment income	2.29%	[d]	1.09%	1.81%	[e]	1.70%	[f]	1.61%	1.70%

Supplemental data

Net assets, end of period (000’s)	$4,267		$4,523	$2,601		$1,421		$12	$6

Portfolio turnover rate	19.12%		67.89%	34.58%		25.43%		33.69%	25.73%

aFor the period May 1, 2013 (effective date) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

eNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.

fNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

gTotal return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Statement of Investments, June 30, 2018 (unaudited)

		Country	Shares	Value

	Common Stocks 93.7%
	Banks 37.9%
a,b	AB&T Financial Corp.	United States	226,100	$143,573
	AIB Group PLC	Ireland	1,627,776	8,843,426
	Barclays PLC	United Kingdom	3,329,942	8,311,315
	CIT Group Inc.	United States	419,311	21,137,468
	Citigroup Inc.	United States	309,410	20,705,717
	Citizens Financial Group Inc.	United States	504,700	19,632,830
a	Credito Valtellinese SpA	Italy	117,345,631	13,230,225
a	FCB Financial Holdings Inc., A	United States	167,387	9,842,356
	First Horizon National Corp.	United States	425,229	7,586,085
	Guaranty Bancorp	United States	215,561	6,423,718
	HSBC Holdings PLC	United Kingdom	1,823,653	17,115,902
	JPMorgan Chase & Co.	United States	188,880	19,681,296
	Shinsei Bank Ltd.	Japan	1,134,000	17,476,887
	Societe Generale SA	France	309,549	13,061,408
	Southern National Bancorp of Virginia Inc.	United States	649,760	11,591,718
	Standard Chartered PLC	United Kingdom	1,562,466	14,291,056
	State Bank Financial Corp.	United States	402,960	13,458,864
	UniCredit SpA	Italy	404,554	6,757,157
	Wells Fargo & Co.	United States	457,170	25,345,505

				254,636,506

	Capital Markets 7.0%
	Credit Suisse Group AG	Switzerland	719,393	10,859,173
	Deutsche Bank AG	Germany	755,974	8,145,260
	Guotai Junan Securities Co. Ltd.	China	3,217,063	6,839,188
	Oslo Bors VPS Holding ASA.	Norway	911,000	12,862,492
	UBS Group AG	Switzerland	555,037	8,588,391

				47,294,504

	Consumer Finance 6.9%
	Capital One Financial Corp.	United States	218,510	20,081,069
c	Hoist Finance AB, 144A	Sweden	1,228,219	8,986,533
a	PPDAI Group Inc., ADR	China	851,710	5,067,675
a	Qudian Inc., ADR	China	526,847	4,667,864
	Sun Hung Kai & Co. Ltd.	Hong Kong	14,145,704	7,950,823

				46,753,964

	Diversified Financial Services 3.1%
	Voya Financial Inc.	United States	449,050	21,105,350

	Household Durables 2.0%
a	Cairn Homes PLC	Ireland	3,177,704	6,593,703
a,c	Neinor Homes SA, 144A	Spain	380,000	7,121,327

				13,715,030

	Insurance 35.0%
	Ageas	Belgium	202,418	10,218,952
	Alleghany Corp.	United States	43,937	25,262,457
	American International Group Inc.	United States	469,958	24,917,173
	ASR Nederland NV	Netherlands	460,370	18,814,808
a	Brighthouse Financial Inc.	United States	152,300	6,102,661
	China Pacific Insurance Group Co. Ltd., H	China	3,456,540	13,370,548
	Chubb Ltd.	United States	64,950	8,249,949
	Direct Line Insurance Group PLC	United Kingdom	2,785,939	12,615,671
	Everest Re Group Ltd.	United States	29,900	6,891,352
	The Hartford Financial Services Group Inc.	United States	439,772	22,485,543

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS, (UNAUDITED)

		Country	Shares	Value

	Common Stocks (continued)
	Insurance (continued)
	Just Group PLC.	United Kingdom	138,731	$247,331
	Lancashire Holdings Ltd.	United Kingdom	1,404,769	10,518,632
	MetLife Inc.	United States	352,070	15,350,252
	NN Group NV	Netherlands	605,115	24,631,396
	RSA Insurance Group PLC	United Kingdom	1,347,824	12,092,887
a	Sabre Insurance Group PLC	United Kingdom	3,137,265	11,227,725
	T&D Holdings Inc.	Japan	812,169	12,212,433

				235,209,770

	Real Estate Management & Development 0.1%
a	Dolphin Capital Investors Ltd.	Greece	3,979,650	354,748

	Thrifts & Mortgage Finance 1.7%
	Indiabulls Housing Finance Ltd.	India	677,412	11,305,042

	Total Common Stocks (Cost $625,236,253)			630,374,914

			Principal Amount
	Short Term Investments 4.8%
	U.S. Government and Agency Securities 4.8%
d	FHLB, 7/02/18	United States	$1,000,000	1,000,000
d	U.S. Treasury Bill, 7/12/18—12/06/18	United States	31,100,000	30,936,406

	Total U.S. Government and Agency Securities (Cost $31,931,168)			31,936,406

	Total Investments (Cost $657,167,421) 98.5%			662,311,320
	Other Assets, less Liabilities 1.5%			10,306,273

	Net Assets 100.0%			$672,617,593

aNon-income producing.

bSee Note 10 regarding holdings of 5% voting securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $16,107,860, representing 2.4% of net assets.

dThe security was issued on a discount basis with no stated coupon rate.

16	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	163	$23,913,119		9/17/18	$233,074
GBP/USD	Short	166	13,732,350		9/17/18	209,627

Total Futures Contracts						$442,701

*As of period end.

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Swiss Franc	BONY		Buy	151,000	$151,991	7/09/18	$604	$—
Swiss Franc	UBSW		Buy	432,222	440,003	7/09/18	—	(3,215)
Swiss Franc	UBSW		Buy	468,305	472,473	7/09/18	780	—
Swiss Franc	UBSW		Sell	11,782,560	11,850,940	7/09/18	—	(56,108)
Euro	BOFA		Buy	1,476,758	1,735,037	7/12/18	—	(7,993)
Euro	BOFA		Buy	1,608,290	1,862,648	7/12/18	18,222	—
Euro	BOFA		Sell	3,000,000	3,750,468	7/12/18	242,016	—
Euro	BONY		Buy	3,980	4,621	7/12/18	34	—
Euro	BONY		Buy	1,069,102	1,262,644	7/12/18	—	(12,347)
Euro	HSBK		Buy	1,569,402	1,821,355	7/12/18	14,036	—
Euro	HSBK		Sell	1,975,376	2,396,655	7/12/18	86,484	—
Euro	SSBT		Buy	238,769	277,200	7/12/18	2,036	—
Euro	UBSW		Buy	984,450	1,140,817	7/12/18	10,482	—
Euro	UBSW		Sell	1,975,374	2,396,751	7/12/18	86,582	—
British Pound	BOFA		Buy	47,758	64,016	7/16/18	—	(896)
British Pound	BOFA		Sell	100,000	137,625	7/16/18	5,460	—
British Pound	HSBK		Buy	750,000	996,936	7/16/18	—	(5,697)
British Pound	HSBK		Sell	3,217,536	4,392,901	7/16/18	140,440	—
British Pound	SSBT		Sell	606,805	851,508	7/16/18	49,523	—
British Pound	UBSW		Sell	3,112,667	4,242,634	7/16/18	128,772	—
Norwegian Krone	BONY		Buy	3,425,000	426,260	7/25/18	—	(5,307)
Norwegian Krone	BONY		Buy	6,378,000	783,326	7/25/18	568	—
Norwegian Krone	BONY		Sell	114,202,746	14,531,964	7/25/18	495,767	—
Euro	BOFA		Buy	188,940	220,789	7/26/18	405	—
Euro	BONY		Buy	238,693	278,421	7/26/18	1,019	—
Euro	BONY		Sell	5,554,706	6,967,601	7/26/18	464,663	—
Euro	HSBK		Buy	188,940	220,368	7/26/18	826	—
Euro	HSBK		Sell	5,554,706	6,967,046	7/26/18	464,107	—
Euro	SSBT		Buy	1,377,744	1,602,181	7/26/18	10,756	—
Euro	UBSW		Buy	196,441	229,309	7/26/18	666	—
Swedish Krona	BONY		Buy	1,549,600	179,708	7/31/18	—	(6,186)
Swedish Krona	BONY		Sell	4,543,385	507,490	7/31/18	—	(1,275)

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Swedish Krona	BONY		Sell	16,577,290	$1,874,986	7/31/18	$18,670	$—
Swedish Krona	SSBT		Buy	2,180,657	249,535	7/31/18	—	(5,346)
Swedish Krona	SSBT		Sell	187,278	20,967	7/31/18	—	(5)
Swedish Krona	SSBT		Sell	60,081,917	7,035,703	7/31/18	307,768	—
South Korean Won	HSBK		Buy	2,125,574,818	1,993,654	8/10/18	—	(85,631)
South Korean Won	HSBK		Sell	2,125,574,818	1,966,122	8/10/18	58,100	—
South Korean Won	UBSW		Buy	2,419,175,321	2,277,656	8/10/18	—	(106,084)
South Korean Won	UBSW		Sell	2,419,175,321	2,267,646	8/10/18	96,074	—
British Pound	BOFA		Sell	990,000	1,399,118	8/14/18	88,935	—
British Pound	BONY		Sell	11,960,892	16,634,611	8/14/18	805,361	—
British Pound	UBSW		Sell	11,960,891	16,634,370	8/14/18	805,122	—
Euro	BOFA		Sell	9,576,182	11,957,625	8/20/18	724,527	—
Euro	BONY		Sell	10,901,031	13,764,261	8/20/18	977,081	—
Euro	SSBT		Sell	8,560,328	10,826,461	8/20/18	784,984	—
Japanese Yen	HSBK		Sell	3,343,755,919	30,402,065	8/20/18	84,473	—
Japanese Yen	UBSW		Buy	58,162,675	531,845	8/20/18	—	(4,488)
Euro	BOFA		Sell	3,285,077	4,121,576	10/10/18	252,489	—
Euro	BONY		Sell	3,550,725	4,439,131	10/10/18	257,170	—
Euro	UBSW		Sell	344,215	428,412	10/10/18	23,003	—
Euro	BOFA		Sell	1,546,363	1,936,584	10/18/18	114,073	—
Euro	HSBK		Sell	268,307	336,354	10/18/18	20,133	—
Euro	SSBT		Sell	2,603,880	3,271,853	10/18/18	202,973	—
Euro	UBSW		Sell	2,959,389	3,718,727	10/18/18	230,851	—
British Pound	BOFA		Sell	1,619,114	2,257,753	10/24/18	107,948	—
British Pound	BONY		Sell	967,583	1,352,771	10/24/18	68,047	—
British Pound	SSBT		Sell	333,333	451,980	10/24/18	9,391	—
British Pound	UBSW		Sell	870,766	1,222,475	10/24/18	66,300	—
Euro	SSBT		Sell	2,558,246	3,106,478	11/07/18	86,234	—
Euro	UBSW		Sell	8,506,284	10,200,351	11/07/18	157,902	—
Euro	HSBK		Sell	8,254,757	9,872,293	11/21/18	115,134	—
Euro	SSBT		Sell	8,254,756	9,874,339	11/21/18	117,182	—
British Pound	BONY		Sell	7,328,434	9,934,828	11/26/18	188,296	—
British Pound	UBSW		Sell	7,328,433	9,934,116	11/26/18	187,585	—

Total Forward Exchange Contracts							$9,180,054	$(300,578)

Net unrealized appreciation (depreciation)							$8,879,476

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page 34.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$654,940,666
Cost - Non-controlled affiliates (Note 3f and 10)	2,226,755

Value - Unaffiliated issuers	$662,167,747
Value - Non-controlled affiliates (Note 3f and 10)	143,573
Cash	302,255
Restricted cash for OTC derivative contracts (Note 1d)	260,000
Foreign currency, at value (cost $559,102)	558,984
Receivables:
Investment securities sold	166,971
Capital shares sold	776,446
Dividends	1,167,637
European Union tax reclaims	867,698
Deposits with brokers for:
Futures contracts	699,760
Unrealized appreciation on OTC forward exchange contracts	9,180,054
Other assets	92,505

Total assets	676,383,630

Liabilities:
Payables:
Investment securities purchased	776,092
Capital shares redeemed	912,851
Management fees	499,275
Distribution fees	366,572
Transfer agent fees	152,535
Trustees’ fees and expenses	23,816
Variation margin on futures contracts	357,850
Deposits from brokers for:
OTC derivative contracts	260,000
Unrealized depreciation on OTC forward exchange contracts	300,578
Accrued expenses and other liabilities	116,468

Total liabilities	3,766,037

Net assets, at value	$672,617,593

Net assets consist of:
Paid-in capital	$654,735,668
Distributions in excess of net investment income	(276,655)
Net unrealized appreciation (depreciation)	14,411,606
Accumulated net realized gain (loss)	3,746,974

Net assets, at value	$672,617,593

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Class Z:
Net assets, at value	$199,165,668

Shares outstanding	8,643,728

Net asset value and maximum offering price per share	$23.04

Class A:
Net assets, at value	$347,586,116

Shares outstanding	15,064,088

Net asset value per share[a]	$23.07

Maximum offering price per share (net asset value per share ÷ 94.25%)	$24.48

Class C:
Net assets, at value	$121,598,436

Shares outstanding	5,317,191

Net asset value and maximum offering price per share[a]	$22.87

Class R6:
Net assets, at value	$4,267,373

Shares outstanding	183,870

Net asset value and maximum offering price per share	$23.21

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$11,211,002
Interest:
Unaffiliated issuers	329,856
Income from securities loaned (net of fees and rebates)	29,874

Total investment income	11,570,732

Expenses:
Management fees (Note 3a)	3,125,700
Distribution fees: (Note 3c)
Class A	457,128
Class C	656,941
Transfer agent fees: (Note 3e)
Class Z	148,524
Class A	255,604
Class C	91,833
Class R6	1,768
Custodian fees (Note 4)	26,281
Reports to shareholders	43,747
Registration and filing fees	40,993
Professional fees	61,678
Trustees’ fees and expenses	11,586
Other	14,893

Total expenses	4,936,676
Expense reductions (Note 4)	(810)
Expenses waived/paid by affiliates (Note 3f and 3g)	(2,075)

Net expenses	4,933,791

Net investment income.	6,636,941

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	16,910,303
Foreign currency transactions	(175,004)
Forward exchange contracts	(5,286,344)
Futures contracts	509,101

Net realized gain (loss)	11,958,056

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(66,397,951)
Non-controlled affiliates (Note 3f and 10)	14,696
Translation of other assets and liabilities denominated in foreign currencies	(99,078)
Forward exchange contracts	12,488,138
Futures contracts	970,883
Change in deferred taxes on unrealized appreciation	646,818

Net change in unrealized appreciation (depreciation)	(52,376,494)

Net realized and unrealized gain (loss)	(40,418,438)

Net increase (decrease) in net assets resulting from operations	$(33,781,497)

*Foreign taxes withheld on dividends	$951,114

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKLIN MUTUAL FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 6,636,941	$ 4,252,474
Net realized gain (loss)	11,958,056	88,325,620
Net change in unrealized appreciation (depreciation)	(52,376,494)	(7,117,836)

Net increase (decrease) in net assets resulting from operations	(33,781,497)	85,460,258

Distributions to shareholders from:
Net investment income:
Class Z	—	(4,211,056)
Class A	—	(6,418,111)
Class C	—	(1,393,532)
Class R6	—	(93,577)

Total distributions to shareholders	—	(12,116,276)

Capital share transactions: (Note 2)
Class Z	(1,898,000)	27,417,572
Class A	(4,067,266)	(15,335,232)
Class C	(5,910,420)	(8,715,929)
Class R6	(41,555)	1,544,299

Total capital share transactions	(11,917,241)	4,910,710

Net increase (decrease) in net assets	(45,698,738)	78,254,692
Net assets:
Beginning of period	718,316,331	640,061,639

End of period	$672,617,593	$718,316,331

Distributions in excess of net investment income included in net assets:
End of period	$ (276,655)	$ (6,913,596)

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Financial Services Fund (Fund) is included in this report. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d.  Restricted Cash

At June 30, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

e.  Securities Lending (continued)

securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2018, the Fund had no securities on loan.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	1,160,001	$28,148,564	2,575,987	$58,323,294
Shares issued in reinvestment of distributions	—	—	156,102	3,762,873
Shares redeemed	(1,249,197)	(30,046,564)	(1,515,027)	(34,668,595)

Net increase (decrease)	(89,196)	$(1,898,000)	1,217,062	$27,417,572

Class A Shares:
Shares sold	1,510,612	$36,810,568	3,502,833	$79,651,690
Shares issued in reinvestment of distributions	—	—	257,411	6,217,199
Shares redeemed	(1,684,989)	(40,877,834)	(4,464,692)	(101,204,121)

Net increase (decrease)	(174,377)	$(4,067,266)	(704,448)	$(15,335,232)

Class C Shares:
Shares sold	428,359	$10,358,369	998,768	$22,519,991
Shares issued in reinvestment of distributions	—	—	56,775	1,357,536
Shares redeemed	(680,884)	(16,268,789)	(1,447,619)	(32,593,456)

Net increase (decrease)	(252,525)	$(5,910,420)	(392,076)	$(8,715,929)

Class R6 Shares:
Shares sold	44,919	$1,096,040	109,161	$2,521,815
Shares issued in reinvestment of distributions	—	—	3,853	93,577
Shares redeemed	(47,182)	(1,137,595)	(46,239)	(1,071,093)

Net increase (decrease)	(2,263)	$(41,555)	66,775	$1,544,299

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.875% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$58,299
CDSC retained	$5,510

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $497,729, of which $226,886 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	—	5,128,000	(5,128,000)	—	$—	$—	$—	$—

g.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class. Investor Services may discontinue this waiver in the future. Prior to May 1, 2018, the Class R6 transfer agent fees were limited to 0.01%.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2018	$23,816
[b]Increase in projected benefit obligation	$277
Benefit payments made to retired trustees	$(368)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2017, the Fund had capital loss carryforwards of $7,872,501 expiring in 2018.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$666,433,647

Unrealized appreciation	$ 78,672,653
Unrealized depreciation	(73,471,645)

Net unrealized appreciation (depreciation)	$ 5,201,008

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $128,400,725 and $133,484,438, respectively.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$442,701	[a]	Variation margin on futures contracts	$—
	Unrealized appreciation on OTC forward exchange contracts	9,180,054		Unrealized depreciation on OTC forward exchange contracts	300,578

Totals		$9,622,755			$300,578

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(5,286,344)	Forward exchange contracts	$12,488,138
	Futures contracts	509,101	Futures contracts	970,883

Totals		$(4,777,243)		$13,459,021

For the period ended June 30, 2018, the average month end notional amount of futures contracts represented $38,856,013. The average month end contract value of forward exchange contracts was $262,130,723.

At June 30, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$9,180,054	$300,578

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$1,554,075	$ (8,889)	$(1,545,186)	$ —	$ —
BONY	3,277,280	(25,115)	(3,252,165)	—	—
HSBK	983,733	(91,328)	(834,112)	—	58,293
SSBT	1,570,847	(5,351)	(1,565,496)	—	—
UBSW	1,794,119	(169,895)	(1,364,224)	(260,000)	—

Total	$9,180,054	$(300,578)	$(8,561,183)	$(260,000)	$58,293

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9.  Other Derivative Information (continued)

At June 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ 8,889	$ (8,889)	$ —	$ —	$ —
BONY	25,115	(25,115)	—	—	—
HSBK	91,328	(91,328)	—	—	—
SSBT	5,351	(5,351)	—	—	—
UBSW	169,895	(169,895)	—	—	—

Total	$300,578	$(300,578)	$ —	$ —	$ —

aAt June 30, 2018, the Fund received U.K. Treasury Bonds and U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 34.

10.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
AB&T Financial Corp. (Value is 0.0%[a] of Net Assets).	226,100	—	—	226,100	$143,573	$ —	$ —	$14,696

aRounds to less than 0.1% of net assets.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$630,374,914	$ —	$ —	$630,374,914
Short Term Investments	30,936,406	1,000,000	—	31,936,406

Total Investments in Securities	$661,311,320	$1,000,000	$ —	$662,311,320

Other Financial Instruments:
Futures Contracts	$ 442,701	$ —	$ —	$ 442,701
Forward Exchange Contracts	—	9,180,054	—	9,180,054

Total Other Financial Instruments	$ 442,701	$9,180,054	$ —	$ 9,622,755

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$ —	$ 300,578	$ —	$ 300,578

aFor detailed categories, see the accompanying Statement of Investments.

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 17, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual Financial Services Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 17, 2018, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in

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establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods

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ended December 31, 2017. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested supplemental information and additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, it was noted that senior management of FTI is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global financial services funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2017, and had annualized total returns for the three- and five-year periods in the best and second-best performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2017 was in the second-best performing quintile. The trustees discussed with management the reasons for the relative underperformance for the one-year period ended December 31, 2017. While noting such discussions, overall, the trustees were satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s goals.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the renewal process, the trustees explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the second-least expensive quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 3 basis points of its Lipper expense group median. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the

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12-month period ended September 30, 2017, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability

Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee and that the Board regularly evaluates whether additional breakpoints are appropriate. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Franklin Mutual Financial Services Fund
Investment Manager Franklin Mutual Advisers, LLC
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services (800) 632-2301 - (Class A, C & R6) (800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	479 S 08/18

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter

June 30, 2018

Franklin Mutual International Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Mutual International Fund Shareholder:

Securities markets started 2018 with positive momentum. Investors began the year focused on global economic growth, strong corporate profits across most developed markets and the potential benefits of US corporate and personal tax cuts. However, volatility and market downturns emerged due to political risks and trade tariffs, a temporary deceleration in developed market economic activity during the first quarter, and higher bond yields amid potential signs of increasing inflation pressures and likely interest rate hikes. Although some risks faded, such as the first-quarter deceleration in economic growth, the potential for an escalating trade war between the US and its trading partners remained a meaningful uncertainty for investors. For the period ended June 30, 2018, US stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), produced a +2.65% total return.1 Stocks in global developed markets, as measured by the MSCI World Index, returned +0.76%, while investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, had a -1.62% total return.1

Market performance was rather uneven during the period. Although the S&P 500 performed positively, most of the gains could be accounted for by a small number of companies. The list of those leading performers showed a concentration in information technology and internet-focused companies, or businesses that directly benefit from increased online commerce. It is no surprise, therefore, that growth stocks managed to outpace value stocks during the period. The Russell

1000® Growth Index returned +7.25%, while the Russell 1000® Value Index had a -1.69% total return.1

We do not know how long growth will continue to outpace value, but historically, periods of solid and steady economic growth have been a positive backdrop for value stocks. Low unemployment rates, increased business investment and solid consumer spending are all constructive signs for such a pace of economic growth. The US Federal Reserve’s efforts to gradually raise interest rates may be favorable for financial equities.

Value investing often requires an investor to be contrarian in nature. We continue to maintain a bottom-up stock-picking process that is disciplined, driven by rigorous fundamental analysis and attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

Although economic and investment fundamentals still appear to be favorable, the return of volatility is another reminder that securities markets are dynamic. As we enter into the second half of 2018, market sentiment may easily turn again given the uncertainty regarding an escalation in trade tensions, the upcoming US midterm elections, Brexit, the ability of US tax cuts to prolong the current economic expansion, and the pace of

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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inflation. Therefore, we believe active, professional investment management serves investors well.

We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

On the following pages, the Fund’s portfolio management team reviews investment decisions that pertain to performance during the past six months in light of the economic environment and other factors. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chairman, President and Chief Executive Officer

Franklin Mutual Advisers, LLC

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents

Semiannual Report

Franklin Mutual International Fund	3

Performance Summary	9

Your Fund’s Expenses	11

Financial Highlights and Statement of Investments	12

Financial Statements	22

Notes to Financial Statements	26

Shareholder Information	38

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Mutual International Fund

This semiannual report for Franklin Mutual International Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of non-US issuers, primarily Asian and European companies. The investment manager focuses the Fund’s investments on securities believed to be available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stocks, with a current focus on mid- and large-cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Geographic Composition bar chart on page 4 lists the leading countries where the Fund invests.

Performance Overview

The Fund’s Class Z shares had a -3.20% cumulative total return for the six months ended June 30, 2018. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Net Return (Local Currency), which is a free float-adjusted,1 market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, had a -1.25% total return.2 Also for comparison, the Fund’s secondary benchmark, the MSCI ACWI ex USA Net Return (US dollar) had a -3.77% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as measured by the MSCI All Country World Index (ACWI). During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.2

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Near period-end, an overall easing of tensions in the Korean peninsula relieved investors, but ongoing US trade disputes with its allies and China hindered global markets.

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and

1. A “free float-adjusted” index means that companies with larger proportions of their shares being actively traded, rather than being held by company insiders, governments or cross held by other companies, receive higher weightings within the index.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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government spending. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.3 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter was negative, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our

3. Source: Bureau of Labor Statistics.

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but also reduces the risk of substantial declines, in our opinion. While

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the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky. In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In the first half of 2018, positive corporate fundamentals were overshadowed by political and economic concerns. Corporate profits in the US and other developed markets continued their impressive year-over-year pace of growth. In the US and other developed markets, economic activity moderated during the first quarter, but appeared to have recovered during the second quarter. Financial markets were also aided by improved industrial commodity prices, most notably crude oil. Nonetheless, investor sentiment became less upbeat and volatility returned to financial markets, after an historically calm 2017. These times present an opportunity for us as bottom-up stock pickers to find stocks that we view as unreasonably caught up in broader market weakness. The Top 10 Sectors/Industries table on this page lists insurance; oil, gas

Top 10 Sectors/Industries

Based on Equity Securities as of 6/30/18
% of Total Net Assets

Insurance	16.1%

Oil, Gas & Consumable Fuels	10.0%

Banks	8.9%

Pharmaceuticals	4.4%

Automobiles	4.3%

Auto Components	3.9%

Hotels, Restaurants & Leisure	3.7%

Capital Markets	3.5%

Beverages	3.3%

Internet Software & Services	3.2%

and consumable fuels; and also other leading industries in which the Fund currently invests.

As investors entered 2018, overall US equity market valuations

(e.g., price-to-earnings, price-to-book or price-to-sales) were elevated relative to most historical benchmarks. The uneven equity market performance during the period and the strong pace of corporate earnings growth helped to reduce valuations somewhat. At the same time, the rise in volatility provided us with select opportunities to initiate or add to positions in companies that we believed were trading at undeservedly discounted prices.

A further escalation of trade-related rhetoric and tariffs, in our view, could have important consequences for the US and abroad. We have already begun to see disruptions to global supply chains and added pressure on China’s financial and credit markets. Additional tariffs imposed by the US and its trading partners could rattle business confidence, curb corporate earnings growth, undermine favorable fundamentals in specific industries, provoke further financial market volatility and raise uncertainty regarding the solid pace of global growth.

Europe’s equity market overall was still trading at an attractively lower price-to-earnings multiple and higher dividend yield than the US equity market at period-end. However, in addition to trade tensions, we are paying close attention to Brexit negotiations, Italy’s new populist government, a potentially fraying relationship between Germany’s two conservative parties and the future of the international nuclear deal with Iran. As of period-end, we still believe Europe’s economic recovery is fairly resilient, but any of the aforementioned challenges has the potential to fuel volatility and even slow economic growth. In such an

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environment, we believe domestically oriented companies may fare relatively better.

In Asia, we have said for some time that China needs to address the high level of corporate leverage, and the People’s Bank of China has recently mandated that much of the debt residing in the shadow banking market be brought back onto bank balance sheets. The resulting burden may impair bank earnings in the short term, which, in our view, is underappreciated by many investors and could create some investment opportunities. Meanwhile, Japan’s government has proposed further amendments to its Corporate Governance Code. We believe the proposals have the potential to drive further improvements in capital allocation and operating discipline, which have long been a concern of investors. We have become more interested in finding opportunities to take advantage of this emerging trend. Coca-Cola Bottlers Japan Holdings and JXTG Holdings are two Japan-based companies listed among the Fund’s largest positions in the Top 10 Equity Holdings table on this page.

Fund Performance

Turning to Fund performance, top contributors included China-based wind farm operator China Longyuan Power Group, Netherlands-based Koninklijke Philips4 and Finland-based global communications and information technology company Nokia.

China Longyuan Power Group is the largest wind farm operator in China. The company’s stock reacted positively during the period to a Chinese government announcement of a policy draft that demonstrated its support of and removed some uncertainties for renewable energy. In addition, Longyuan reported good quarterly results in April 2018 with net profit increasing by more than 60% on a year-over-year basis. The strong result was primarily driven by utilization improvement of its wind farms.

Koninklijke Philips is near the end of its restructuring efforts. In line with our initial investment thesis, the company has almost fully pivoted its business model from being an industrial conglomerate to becoming a focused health care technology company. In April, Philips reported better-than-expected results, particularly strong order growth overall and sales growth within its diagnostics and treatment business. Recent positive results have increased our confidence in management’s ability to deliver on its long-term strategy and targets.

4. Not held at period-end.

Top 10 Equity Holdings
6/30/18
Company Sector/Industry, Country	% of Total Net Assets

Coca-Cola Bottlers Japan Holdings Inc. Beverages, Japan	3.3%

Enel SpA Electric Utilities, Italy	2.6%

Volkswagen AG Automobiles, Germany	2.4%

JXTG Holdings Inc. Oil, Gas & Consumable Fuels, Japan	2.2%

Accor SA Hotels, Restaurants & Leisure, France	2.2%

Novartis AG Pharmaceuticals, Switzerland	2.2%

GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.2%

ASR Nederland NV Insurance, Netherlands	2.1%

NN Group NV Insurance, Netherlands	2.1%

Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.1%

Nokia announced solid fourth-quarter and full-year 2017 results in February 2018, particularly better-than-expected profits for 2017 and significant improvement in cash flow. Management also issued a new earnings target for 2020 that was higher than many investors had anticipated. Subsequent quarterly results issued in April 2018 were weaker than expected, but management emphasized the company’s strong levels of new and existing orders and indicated that sales for full-year 2018 could exceed its previous guidance. We believe Nokia is serious about cutting costs and improving cash flow following its acquisition of Alcatel in 2016 to increase its dividend in 2018 and stay on course to reach its 2020 earnings target.

During the period under review, Fund investments that detracted from performance included UK-based global mobile telecommunications company Vodafone, Japan-based Toyo Tire & Rubber and Philippines-based Metro Pacific Investments.

Vodafone Group is a UK-based global mobile telecommunications company. In May 2018, it reported better-than-expected fiscal year-end results, but the outlook for fiscal year 2019 was below expectations with much of the growth forecast to come in the latter part of the year. In addition, Vodafone chief

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executive officer (CEO) Vittorio Colao announced his intention to retire in October 2018. The CEO’s decision was not a total surprise given his decade long tenure, but the timing was unexpected given Vodafone’s purchase of certain Liberty Global5 assets that is still being reviewed by government regulators. We believe that Vodafone will receive regulatory approval. In addition, the naming of Nick Read, the current chief financial officer (CFO), as the new CEO, and promoting the deputy CFO, signal the board’s focus on operating performance after a period of addressing the major strategic issues facing the company.

Toyo Tire & Rubber is a niche tire company with a focus on large, specialty tires for SUVs (sports utility vehicles) and pickup trucks. Investors reacted negatively to factors that we believe to be temporary. Weaker-than-expected fourth-quarter results were related to increased purchases in Japan before the period, due to an impending price increase for tires. Also, management’s announcement of higher costs in 2018 was largely driven by capacity expansion, which will bring benefits in 2019, in our view. Since then, Toyo Tire made steady progress by delivering solid first-quarter results in 2018. Although weak investor sentiment toward tire makers also weighed on the stock, we continue to like it because of its highly profitable specialty tires and what we consider cheap valuation.

Metro Pacific invests in utility, real estate and infrastructure projects in the Philippines. Shares of the company declined due in part to an ongoing rate dispute between the Philippine government and a water utility owned by Metro Pacific. In February 2018, the government appealed to an international tribunal to reverse a prior ruling. In the original decision, the tribunal stated that the Philippine government should not have rejected a rate increase request by the water utility and ordered the government to pay for lost revenue. A tribunal decision is expected by August 2018. Although the stock was trading below its intrinsic value at period-end, Metro Pacific’s impressive full-year 2017 results despite the ongoing dispute gave us further confidence in the company’s operational ability.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the US dollar versus the hedged currencies.

CFA® is a trademark owned by CFA Institute.

5. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual International Fund. We look forward to continuing to serve your investment needs.

Andrew Sleeman, CFA
Co-Portfolio Manager

Timothy Rankin, CFA
Co-Portfolio Manager

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The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Andrew Sleeman has been a co-portfolio manager for Franklin Mutual International Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Timothy Rankin rejoined the Franklin Mutual Series investment group in 2010 and currently serves as co-portfolio manager for Franklin Mutual International Fund, and as a research analyst, responsible for the analysis of the global energy and chemical industries. Mr. Rankin had previously worked at Franklin Mutual Series from 1997 through 2004. Mr. Rankin has over 20 years of experience in the investment management industry, including over 10 years with Franklin Mutual Series as a research analyst and portfolio manager. Before his most recent employment with Franklin Mutual Series, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Prior to his original employment with Franklin Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

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Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

Z
6-Month	-3.20%	-3.20%
1-Year	+1.35%	+1.35%
5-Year	+31.09%	+5.56%
Since Inception (5/1/09)	+105.51%	+8.18%

A
6-Month	-3.33%	-8.84%
1-Year	+1.08%	-4.76%
5-Year	+29.36%	+4.04%
Since Inception (5/1/09)	+100.32%	+7.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
Z	0.97%	1.17%
A	1.22%	1.42%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2,3]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2,3]	Net Annualized Expense Ratio[2,3]

Z	$1,000	$968.00	$4.88	$1,019.84	$5.01	1.00%
A	$1,000	$966.70	$6.10	$1,018.60	$6.26	1.25%
C	$1,000	$963.00	$9.73	$1,014.88	$9.99	2.00%
R	$1,000	$965.20	$7.31	$1,017.36	$7.50	1.50%
R6	$1,000	$968.70	$4.15	$1,020.58	$4.26	0.85%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

3. Effective February 1, 2018, the expense waivers for Classes Z, A, C, R and R6 changed and the new annualized net expense ratios for each class were: Class Z 0.97%, Class A 1.22%, Class C 1.97%, Class R 1.47% and Class R6 0.83%. Had such expense waivers been in effect for the full period, the Actual expenses paid for each share class would have been: Z $4.73, A $5.95, C $9.59, R $7.16 and R6 $4.05, and the Hypothetical expenses paid for each share class would have been: Z $4.86, A $6.11, C $9.84, R $7.35 and R6 $4.16.

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Financial Highlights

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Class Z
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$15.96	$14.32	$14.17	$14.59	$15.90	$13.58

Income from investment operations[a]:

Net investment income[b]	0.22	0.21	0.27 [c]	0.18 [d]	0.30 [e]	0.24

Net realized and unrealized gains (losses)	(0.73)	1.78	0.20	(0.17)	(0.57)	2.42

Total from investment operations	(0.51)	1.99	0.47	0.01	(0.27)	2.66

Less distributions from:

Net investment income	—	(0.35)	(0.27)	(0.16)	(0.43)	(0.24)

Net realized gains	—	—	(0.05)	(0.27)	(0.61)	(0.10)

Total distributions	—	(0.35)	(0.32)	(0.43)	(1.04)	(0.34)

Net asset value, end of period	$15.45	$15.96	$14.32	$14.17	$14.59	$15.90

Total return[f]	(3.20)%	13.99%	3.34%	0.15%	(1.63)%	19.71%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.17%	1.17%	1.22%	1.24%	1.39%	1.49%

Expenses net of waiver and payments by affiliates[h,i]	1.00%	1.16%	1.17%	1.15%	1.16%	1.17%

Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%[j]	—%

Net investment income	2.82%	1.41%	2.07%[c]	1.26%[d]	1.78%[e]	1.64%

Supplemental data

Net assets, end of period (000’s)	$78,136	$86,274	$40,875	$49,963	$19,940	$14,732

Portfolio turnover rate	14.02%	38.77%	24.87%	28.64%	54.78%	41.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.71%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$15.90	$14.25	$14.10	$14.54	$15.84	$13.54

Income from investment operations[a]:

Net investment income[b]	0.20	0.18	0.24 [c]	0.15 [d]	0.26 [e]	0.20

Net realized and unrealized gains (losses)	(0.73)	1.78	0.19	(0.19)	(0.57)	2.41

Total from investment operations	(0.53)	1.96	0.43	(0.04)	(0.31)	2.61

Less distributions from:

Net investment income	—	(0.31)	(0.23)	(0.13)	(0.38)	(0.21)

Net realized gains	—	—	(0.05)	(0.27)	(0.61)	(0.10)

Total distributions	—	(0.31)	(0.28)	(0.40)	(0.99)	(0.31)

Net asset value, end of period	$15.37	$15.90	$14.25	$14.10	$14.54	$15.84

Total return[f]	(3.33)%	13.67%	3.14%	(0.20)%	(1.89)%	19.34%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.42%	1.42%	1.47%	1.52%	1.69%	1.79%

Expenses net of waiver and payments by affiliates[h,i]	1.25%	1.41%	1.42%	1.43%	1.46%	1.47%

Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%[j]	—%

Net investment income	2.57%	1.16%	1.82%[c]	0.98%[d]	1.48%[e]	1.34%

Supplemental data

Net assets, end of period (000’s)	$70,677	$82,965	$82,626	$110,591	$39,810	$35,319

Portfolio turnover rate	14.02%	38.77%	24.87%	28.64%	54.78%	41.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.43%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.97%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$15.69	$14.08	$13.92	$14.38	$15.68	$13.41

Income from investment operations[a]:

Net investment income[b]	0.14	0.08	0.15 [c]	0.04 [d]	0.15 [e]	0.10

Net realized and unrealized gains (losses)	(0.72)	1.72	0.18	(0.18)	(0.56)	2.38

Total from investment operations	(0.58)	1.80	0.33	(0.14)	(0.41)	2.48

Less distributions from:

Net investment income	—	(0.19)	(0.12)	(0.05)	(0.28)	(0.11)

Net realized gains	—	—	(0.05)	(0.27)	(0.61)	(0.10)

Total distributions	—	(0.19)	(0.17)	(0.32)	(0.89)	(0.21)

Net asset value, end of period	$15.11	$15.69	$14.08	$13.92	$14.38	$15.68

Total return[f]	(3.70)%	12.79%	2.44%	(0.93)%	(2.58)%	18.54%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	2.17%	2.17%	2.22%	2.24%	2.39%	2.49%

Expenses net of waiver and payments by affiliates[h,i]	2.00%	2.16%	2.17%	2.15%	2.16%	2.17%

Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%[j]	—%

Net investment income	1.82%	0.41%	1.07% [c]	0.26% [d]	0.78% [e]	0.64%

Supplemental data

Net assets, end of period (000’s)	$23,521	$29,109	$25,860	$34,611	$14,794	$14,198

Portfolio turnover rate	14.02%	38.77%	24.87%	28.64%	54.78%	41.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.63%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.29)%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013
Class R
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$15.80	$14.19	$14.05	$14.51	$15.83	$13.54

Income from investment operations[a]:

Net investment income[b]	0.19	0.10	0.20 [c]	0.04 [d]	0.18 [e]	0.15

Net realized and unrealized gains (losses)	(0.74)	1.80	0.20	(0.10)	(0.52)	2.43

Total from investment operations	(0.55)	1.90	0.40	(0.06)	(0.34)	2.58

Less distributions from:

Net investment income	—	(0.29)	(0.21)	(0.13)	(0.37)	(0.19)

Net realized gains	—	—	(0.05)	(0.27)	(0.61)	(0.10)

Total distributions	—	(0.29)	(0.26)	(0.40)	(0.98)	(0.29)

Net asset value, end of period	$15.25	$15.80	$14.19	$14.05	$14.51	$15.83

Total return[f]	(3.48)%	13.43%	2.90%	(0.38)%	(2.13)%	19.13%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.67%	1.64%	1.72%	1.74%	1.89%	1.99%

Expenses net of waiver and payments by affiliates[h,i]	1.50%	1.63%	1.67%	1.65%	1.66%	1.67%

Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%[j]	—%

Net investment income	2.32%	0.94%	1.57%[c]	0.76%[d]	1.28%[e]	1.14%

Supplemental data

Net assets, end of period (000’s)	$1,998	$1,867	$694	$662	$112	$90

Portfolio turnover rate	14.02%	38.77%	24.87%	28.64%	54.78%	41.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.21%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$15.97	$14.32	$14.17	$14.59	$15.87	$14.26

Income from investment operations[b]:

Net investment income[c]	0.24	0.24	0.33 [d]	0.22 [e]	— [f,g]	0.15

Net realized and unrealized gains (losses)	(0.74)	1.78	0.17	(0.20)	(0.22)	1.83

Total from investment operations	(0.50)	2.02	0.50	0.02	(0.22)	1.98

Less distributions from:

Net investment income	—	(0.37)	(0.30)	(0.17)	(0.45)	(0.27)

Net realized gains	—	—	(0.05)	(0.27)	(0.61)	(0.10)

Total distributions	—	(0.37)	(0.35)	(0.44)	(1.06)	(0.37)

Net asset value, end of period	$15.47	$15.97	$14.32	$14.17	$14.59	$15.87

Total return[h]	(3.13)%	14.11%	3.58%	0.23%	(1.46)%	14.09%

Ratios to average net assets[i]

Expenses before waiver and payments by affiliates[j]	1.06%	1.03%	1.06%	1.06%	1.24%	2.89%

Expenses net of waiver and payments by affiliates[j,k]	0.85%	1.01%	1.00%	1.02%	1.00%	1.00%

Expenses incurred in connection with securities sold short	—%	—%	—%	—%	—%[l]	—%

Net investment income	2.97%	1.56%	2.24%[d]	1.39%[e]	1.94%[f]	1.81%

Supplemental data

Net assets, end of period (000’s)	$24,735	$25,697	$16,687	$23,793	$19,398	$6

Portfolio turnover rate	14.02%	38.77%	24.87%	28.64%	54.78%	41.47%

aFor the period May 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

eNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.84%.

fNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.42%.

gAmount rounds to less than $0.01 per share.

hTotal return is not annualized for periods less than one year.

iRatios are annualized for periods less than one year.

jIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

kBenefit of expense reduction rounds to less than 0.01%.

lRounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

Statement of Investments, June 30, 2018 (unaudited)

		Country	Shares	Value
	Common Stocks 86.6%
	Auto Components 3.0%
	Cie Generale des Etablissements Michelin SCA	France	14,989	$1,826,543
	Toyo Tire & Rubber Co. Ltd	Japan	280,051	4,101,023

				5,927,566

	Automobiles 2.0%
	Peugeot SA	France	176,908	4,042,865

	Banks 8.9%
	AIB Group PLC	Ireland	336,291	1,827,011
a	Credito Valtellinese SpA	Italy	28,038,943	3,161,273
	HSBC Holdings PLC	United Kingdom	235,534	2,210,605
	Shinsei Bank Ltd.	Japan	255,900	3,943,858
	Societe Generale SA	France	77,411	3,266,354
	Standard Chartered PLC	United Kingdom	366,605	3,353,143

				17,762,244

	Beverages 3.3%
	Coca-Cola Bottlers Japan Holdings Inc.	Japan	165,515	6,616,413

	Capital Markets 3.5%
	Credit Suisse Group AG	Switzerland	204,958	3,093,823
	Deutsche Bank AG	Germany	183,119	1,973,020
	Guotai Junan Securities Co. Ltd.	China	852,864	1,813,112

				6,879,955

	Communications Equipment 1.7%
	Nokia OYJ, A	Finland	356,803	2,055,173
	Nokia OYJ, ADR	Finland	227,640	1,308,930

				3,364,103

	Construction Materials 1.4%
	LafargeHolcim Ltd., B	Switzerland	57,170	2,792,694

	Consumer Finance 2.9%
b	Hoist Finance AB, 144A	Sweden	372,679	2,726,787
a	Qudian Inc., ADR	China	166,932	1,479,018
	Sun Hung Kai & Co. Ltd.	Hong Kong	2,877,748	1,617,486

				5,823,291

	Diversified Financial Services 1.6%
	Metro Pacific Investments Corp.	Philippines	36,164,200	3,117,399

	Diversified Telecommunication Services 3.0%
	Hellenic Telecommunications Organization SA	Greece	269,294	3,335,074
	Koninklijke KPN NV	Netherlands	969,692	2,639,750

				5,974,824

	Electric Utilities 2.6%
	Enel SpA	Italy	931,370	5,176,406

	Hotels, Restaurants & Leisure 3.7%
	Accor SA	France	89,097	4,374,134
	Sands China Ltd.	Hong Kong	546,000	2,919,265

				7,293,399

	Household Durables 2.1%
a	Cairn Homes PLC	Ireland	1,005,848	2,087,124
a,b	Neinor Homes SA, 144A	Spain	115,583	2,166,064

				4,253,188

franklintempleton.com	Semiannual Report	17

FRANKLIN MUTUAL INTERNATIONAL FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares	Value
	Common Stocks (continued)
	Independent Power & Renewable Electricity Producers 1.7%
	China Longyuan Power Group Corp.	China	4,208,700	$3,390,112

	Insurance 16.1%
	Ageas	Belgium	60,007	3,029,418
	ASR Nederland NV	Netherlands	104,987	4,290,701
	China Pacific Insurance Group Co. Ltd., H	China	879,045	3,400,312
	Direct Line Insurance Group PLC	United Kingdom	739,157	3,347,152
	Lancashire Holdings Ltd.	United Kingdom	388,658	2,910,194
	NN Group NV	Netherlands	103,498	4,212,919
	RSA Insurance Group PLC	United Kingdom	389,405	3,493,802
a	Sabre Insurance Group PLC	United Kingdom	1,028,590	3,681,144
	T&D Holdings Inc.	Japan	248,433	3,735,641

				32,101,283

	Internet Software & Services 3.2%
a	Baidu Inc., ADR	China	16,131	3,919,833
	Yahoo Japan Corp.	Japan	734,600	2,442,141

				6,361,974

	Media 0.3%
c	Clear Media Ltd.	Hong Kong	886,000	651,999

	Metals & Mining 0.7%
	thyssenkrupp AG	Germany	58,392	1,420,388

	Oil, Gas & Consumable Fuels 10.0%
	BP PLC	United Kingdom	495,900	3,787,203
	Crescent Point Energy Corp.	Canada	507,400	3,729,633
	Husky Energy Inc.	Canada	244,200	3,807,379
	JXTG Holdings Inc.	Japan	628,708	4,374,461
	Royal Dutch Shell PLC, B	United Kingdom	117,500	4,210,551

				19,909,227

	Pharmaceuticals 4.4%
	GlaxoSmithKline PLC	United Kingdom	213,777	4,318,838
	Novartis AG	Switzerland	57,144	4,343,498

				8,662,336

	Semiconductors & Semiconductor Equipment 1.5%
a	Renesas Electronics Corp	Japan	308,510	3,026,712

	Specialty Retail 2.6%
	Dufry AG	Switzerland	22,459	2,866,335
	Hornbach Holding AG & Co. KGaA	Germany	31,290	2,259,264

				5,125,599

	Technology Hardware, Storage & Peripherals 1.9%
	Samsung Electronics Co. Ltd.	South Korea	88,900	3,718,115

	Thrifts & Mortgage Finance 1.6%
	Indiabulls Housing Finance Ltd.	India	187,229	3,124,586

	Trading Companies & Distributors 1.3%
	Rexel SA	France	180,233	2,593,234

	Wireless Telecommunication Services 1.6%
	Vodafone Group PLC	United Kingdom	1,324,860	3,216,133

	Total Common Stocks (Cost $168,228,196)			172,326,045

18	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Country	Shares	Value
	Preferred Stocks 3.2%
	Auto Components 0.9%
d	Schaeffler AG, 4.933%, pfd.	Germany	133,577	$1,740,121

	Automobiles 2.3%
d	Volkswagen AG, 2.784%, pfd.	Germany	28,352	4,711,046

	Total Preferred Stocks (Cost $6,559,548)			6,451,167

	Total Investments before Short Term Investments (Cost $174,787,744)			178,777,212

			Principal Amount
	Short Term Investments 7.2%
	U.S. Government and Agency Securities 7.2%
e	FHLB, 7/02/18	United States	$8,800,000	8,800,000
e	U.S. Treasury Bill,
	7/26/18	United States	2,000,000	1,997,703
	7/05/18 - 9/20/18	United States	3,598,000	3,591,369

	Total U.S. Government and Agency Securities (Cost $14,388,071)			14,389,072

	Total Investments (Cost $189,175,815) 97.0%			193,166,284
	Other Assets, less Liabilities 3.0%			5,901,611

	Net Assets 100.0%			$199,067,895

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $4,892,851, representing 2.5% of net assets.

cFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

dVariable rate security. The rate shown represents the yield at period end.

eThe security was issued on a discount basis with no stated coupon rate.

At June 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	137	$20,098,756	9/17/18	$185,947
GBP/USD	Short	68	5,625,300	9/17/18	86,680

Total Futures Contracts					$272,627

*As of period end.

franklintempleton.com	Semiannual Report	19

FRANKLIN MUTUAL INTERNATIONAL FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Swiss Franc	BONY	Buy	36,255	$36,493	7/09/18	$145	$—
Swiss Franc	UBSW	Buy	69,988	71,279	7/09/18	—	(552)
Swiss Franc	UBSW	Buy	112,895	113,885	7/09/18	203	—
Swiss Franc	UBSW	Sell	465,000	473,174	7/09/18	3,261	—
Swiss Franc	UBSW	Sell	2,811,456	2,827,772	7/09/18	—	(13,387)
Euro	BOFA	Buy	364,127	428,260	7/12/18	—	(2,420)
Euro	BOFA	Buy	2,267,269	2,633,299	7/12/18	18,237	—
Euro	BONY	Buy	310,265	359,227	7/12/18	3,622	—
Euro	BONY	Buy	321,104	379,234	7/12/18	—	(3,709)
Euro	HSBK	Buy	90,785	107,531	7/12/18	—	(1,359)
Euro	HSBK	Buy	2,826,939	3,285,986	7/12/18	20,073	—
Euro	HSBK	Sell	10,097,025	12,250,367	7/12/18	442,056	—
Euro	SSBT	Buy	354,693	414,888	7/12/18	—	(80)
Euro	SSBT	Buy	1,730,580	2,015,770	7/12/18	8,115	—
Euro	UBSW	Buy	551,418	639,294	7/12/18	5,581	—
Euro	UBSW	Sell	10,097,026	12,250,873	7/12/18	442,562	—
South Korean Won	HSBK	Buy	336,194,908	308,444	7/13/18	—	(6,919)
South Korean Won	HSBK	Sell	1,690,548,424	1,565,685	7/13/18	49,471	—
South Korean Won	UBSW	Sell	2,823,946,484	2,617,832	7/13/18	85,099	—
British Pound	BOFA	Buy	207,918	278,695	7/16/18	—	(3,900)
British Pound	BOFA	Sell	331,723	465,118	7/16/18	26,696	—
British Pound	BONY	Sell	19,162	27,573	7/16/18	2,248	—
British Pound	HSBK	Buy	115,000	152,864	7/16/18	—	(874)
British Pound	HSBK	Sell	2,388,991	3,261,902	7/16/18	104,487	—
British Pound	SSBT	Sell	75,975	106,613	7/16/18	6,201	—
British Pound	UBSW	Buy	1,515,685	2,030,885	7/16/18	—	(27,676)
British Pound	UBSW	Sell	2,312,705	3,153,199	7/16/18	96,609	—
Euro	BONY	Sell	4,683,042	5,874,221	7/26/18	391,746	—
Euro	HSBK	Sell	4,683,041	5,873,751	7/26/18	391,278	—
Swedish Krona	BONY	Buy	390,119	45,243	7/31/18	—	(1,558)
Swedish Krona	BONY	Sell	3,633,599	405,868	7/31/18	—	(1,020)
Swedish Krona	BONY	Sell	5,466,296	618,094	7/31/18	5,983	—
Swedish Krona	SSBT	Buy	548,217	62,733	7/31/18	—	(1,343)
Swedish Krona	SSBT	Sell	149,720	16,762	7/31/18	—	(4)
Swedish Krona	SSBT	Sell	15,125,111	1,771,178	7/31/18	77,478	—
Philippine Peso	BONY	Buy	10,544,291	196,550	8/07/18	429	—
Philippine Peso	BONY	Sell	175,995,506	3,328,206	8/07/18	40,414	—
British Pound	BOFA	Sell	288,582	407,329	8/14/18	25,415	—
British Pound	BONY	Sell	2,765,198	3,856,364	8/14/18	196,853	—
British Pound	UBSW	Sell	2,502,535	3,481,050	8/14/18	169,153	—
Euro	BOFA	Sell	2,300,000	2,871,973	8/20/18	174,016	—
Japanese Yen	HSBK	Sell	1,869,434,186	16,997,251	8/20/18	47,227	—
Japanese Yen	UBSW	Buy	46,867,728	428,919	8/20/18	—	(3,973)
Euro	BOFA	Sell	70,353	87,975	10/10/18	5,115	—
Euro	UBSW	Sell	33,388	41,555	10/10/18	2,231	—
Euro	BOFA	Sell	474,977	594,640	10/18/18	34,841	—
Euro	SSBT	Sell	32,732	41,128	10/18/18	2,551	—
Euro	UBSW	Sell	90,319	113,514	10/18/18	7,066	—
British Pound	BOFA	Sell	771,718	1,077,963	10/24/18	53,301	—

20	Semiannual Report	franklintempleton.com

FRANKLIN MUTUAL INTERNATIONAL FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	SSBT	Sell	4,346,468	$6,146,036	10/24/18	$ 374,941	$ —
British Pound	UBSW	Sell	603,440	847,331	10/24/18	46,104	—
Euro	SSBT	Sell	1,367,024	1,659,977	11/07/18	46,080	—
Euro	UBSW	Sell	1,367,024	1,659,649	11/07/18	45,752	—
Euro	HSBK	Sell	6,946,092	8,307,193	11/21/18	96,882	—
Euro	SSBT	Sell	6,946,093	8,308,916	11/21/18	98,604	—
British Pound	BONY	Sell	3,732,914	5,060,544	11/26/18	95,913	—
British Pound	UBSW	Sell	3,732,915	5,060,183	11/26/18	95,551	—

Total Forward Exchange Contracts						$3,839,590	$ (68,774)

Net unrealized appreciation (depreciation)						$3,770,816

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page 37.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$189,175,815

Value - Unaffiliated issuers	$193,166,284
Cash	55,076
Foreign currency, at value (cost $300,583)	301,456
Receivables:
Investment securities sold	1,719,440
Capital shares sold	80,788
Dividends	934,968
Deposits with brokers for:
Futures contracts	445,090
Unrealized appreciation on OTC forward exchange contracts	3,839,590
Other assets	146

Total assets	200,542,838

Liabilities:
Payables:
Investment securities purchased	693,566
Capital shares redeemed	244,544
Management fees	114,824
Distribution fees	75,367
Transfer agent fees	15,336
Trustees’ fees and expenses	292
Variation margin on futures contracts	245,788
Unrealized depreciation on OTC forward exchange contracts	68,774
Accrued expenses and other liabilities	16,452

Total liabilities	1,474,943

Net assets, at value	$199,067,895

Net assets consist of:
Paid-in capital	$197,668,056
Undistributed net investment income	670,111
Net unrealized appreciation (depreciation)	8,041,989
Accumulated net realized gain (loss)	(7,312,261)

Net assets, at value	$199,067,895

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FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Class Z:
Net assets, at value	$78,136,418

Shares outstanding	5,057,730

Net asset value and maximum offering price per share	$15.45

Class A:
Net assets, at value	$70,676,976

Shares outstanding	4,599,679

Net asset value per share[a]	$15.37

Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.31

Class C:
Net assets, at value	$23,520,865

Shares outstanding	1,556,522

Net asset value and maximum offering price per share[a]	$15.11

Class R:
Net assets, at value	$ 1,998,271

Shares outstanding	131,033

Net asset value and maximum offering price per share	$15.25

Class R6:
Net assets, at value	$24,735,365

Shares outstanding	1,598,961

Net asset value and maximum offering price per share	$15.47

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$3,993,175
Interest:
Unaffiliated issuers	79,010
Income from securities loaned (net of fees and rebates)	7,723

Total investment income	4,079,908

Expenses:
Management fees (Note 3a)	935,562
Distribution fees: (Note 3c)
Class A	97,054
Class C	134,759
Class R	5,002
Transfer agent fees: (Note 3e)
Class Z	69,111
Class A	65,241
Class C	22,665
Class R	1,685
Class R6	8,047
Custodian fees (Note 4)	16,506
Reports to shareholders	17,952
Registration and filing fees	41,885
Professional fees	40,290
Trustees’ fees and expenses	3,371
Other	10,981

Total expenses	1,470,111
Expense reductions (Note 4)	(576)
Expenses waived/paid by affiliates (Note 3f and 3g)	(184,848)

Net expenses	1,284,687

Net investment income	2,795,221

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	6,479,028
Foreign currency transactions	(35,271)
Forward exchange contracts	(3,249,189)
Futures contracts	396,005

Net realized gain (loss)	3,590,573

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(20,938,800)
Translation of other assets and liabilities denominated in foreign currencies	(12,766)
Forward exchange contracts	6,725,764
Futures contracts	654,583
Change in deferred taxes on unrealized appreciation	244,572

Net change in unrealized appreciation (depreciation)	(13,326,647)

Net realized and unrealized gain (loss)	(9,736,074)

Net increase (decrease) in net assets resulting from operations	$(6,940,853)

*Foreign taxes withheld on dividends	$389,511
#Net of foreign taxes	$119,767

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FRANKLIN MUTUAL INTERNATIONAL FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 2,795,221	$ 2,319,028
Net realized gain (loss)	3,590,573	(1,282,671)
Net change in unrealized appreciation (depreciation)	(13,326,647)	22,778,947

Net increase (decrease) in net assets resulting from operations	(6,940,853)	23,815,304

Distributions to shareholders from:
Net investment income:
Class Z	—	(1,857,997)
Class A	—	(1,574,566)
Class C	—	(348,684)
Class R	—	(35,346)
Class R6	—	(569,536)

Total distributions to shareholders	—	(4,386,129)

Capital share transactions: (Note 2)
Class Z	(5,506,080)	39,322,326
Class A	(9,793,038)	(7,963,782)
Class C	(4,610,307)	226,100
Class R	198,408	1,060,015
Class R6	(191,591)	7,095,104

Total capital share transactions	(19,902,608)	39,739,763

Net increase (decrease) in net assets	(26,843,461)	59,168,938
Net assets:
Beginning of period	225,911,356	166,742,418

End of period	$199,067,895	$225,911,356

Undistributed net investment income included in net assets:
End of period	$ 670,111	$ —

Distributions in excess of net investment income included in net assets:
End of period	$ —	$ (2,125,110)

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FRANKLIN MUTUAL INTERNATIONAL FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual International Fund (Fund) is included in this report. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2018, the Fund had no securities sold short.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2018, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	709,355	$11,376,283	3,534,237	$54,797,744
Shares issued in reinvestment of distributions	—	—	114,066	1,815,700
Shares redeemed	(1,056,374)	(16,882,363)	(1,098,953)	(17,291,118)

Net increase (decrease)	(347,019)	$(5,506,080)	2,549,350	$39,322,326

Class A Shares:
Shares sold	414,403	$6,589,240	1,959,536	$30,501,176
Shares issued in reinvestment of distributions	—	—	98,350	1,558,023
Shares redeemed	(1,034,042)	(16,382,278)	(2,635,900)	(40,022,981)

Net increase (decrease)	(619,639)	$(9,793,038)	(578,014)	$(7,963,782)

Class C Shares:
Shares sold	161,158	$2,547,740	572,952	$8,653,851
Shares issued in reinvestment of distributions	—	—	22,302	348,313
Shares redeemed	(459,810)	(7,158,047)	(577,334)	(8,776,064)

Net increase (decrease)	(298,652)	$(4,610,307)	17,920	$226,100

Class R Shares:
Shares sold	34,442	$544,163	113,248	$1,751,799
Shares issued in reinvestment of distributions	—	—	2,245	35,346
Shares redeemed	(21,576)	(345,755)	(46,246)	(727,130)

Net increase (decrease)	12,866	$198,408	69,247	$1,060,015

Class R6 Shares:
Shares sold	201,360	$3,206,190	685,257	$10,863,178
Shares issued in reinvestment of distributions	—	—	35,752	569,536
Shares redeemed	(211,258)	(3,397,781)	(277,679)	(4,337,610)

Net increase (decrease)	(9,898)	$(191,591)	443,330	$7,095,104

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.875% per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$10,758
CDSC retained	$361

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $166,749, of which $89,953 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	—	1,357,000	(1,357,000)	—	$ —	$ —	$ —	$ —

g. Waiver and Expense Reimbursements

Franklin Mutual and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) for each class of the Fund do not exceed 0.97% and Class R6 does not exceed 0.83% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to May 1, 2018, expenses for Class R6 were limited to 0.81%. Prior to February 1, 2018, expenses for each class of the Fund were limited to 1.17% and expenses for Class R6 were limited to 1.01%.

h. Other Affiliated Transactions

At June 30, 2018, one or more of the funds in Franklin Fund Allocator Series owned 8.0% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2018, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2018.	$292
[b]Increase in projected benefit obligation	$89
Benefit payments made to retired trustees	$(112)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$ 5,601,773
Long term	8,348,899

Total capital loss carryforwards	$13,950,672

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$188,516,419

Unrealized appreciation	$ 26,895,252
Unrealized depreciation	(18,201,220)

Net unrealized appreciation (depreciation)	$ 8,694,032

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $28,569,927 and $50,025,890, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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FRANKLIN MUTUAL INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$ 272,627	[a]	Variation margin on futures contracts	$ —

	Unrealized appreciation on OTC forward exchange contracts	3,839,590		Unrealized depreciation on OTC forward exchange contracts	68,774

Totals		$4,112,217			$68,774

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$(3,249,189)	Forward exchange contracts	$6,725,764
	Futures contracts	396,005	Futures contracts	654,583

Totals		$(2,853,184)		$7,380,347

For the period ended June 30, 2018, the average month end notional amount of futures contracts represented $26,533,840. The average month end contract value of forward exchange contracts was $139,211,169.

At June 30, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$3,839,590	$68,774

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At June 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BOFA	$ 337,621	$ (6,320)	$ (276,641)	$ —	$ 54,660
BONY	737,353	(6,287)	(731,066)	—	—
HSBK	1,151,474	(9,152)	(1,084,736)	—	57,586
SSBT	613,970	(1,427)	(612,543)	—	—
UBSW	999,172	(45,588)	(953,584)	—	—

Total	$3,839,590	$(68,774)	$(3,658,570)	$ —	$112,246

At June 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ 6,320	$ (6,320)	$ —	$ —	$ —
BONY	6,287	(6,287)	—	—	—
HSBK	9,152	(9,152)	—	—	—
SSBT	1,427	(1,427)	—	—	—
UBSW	45,588	(45,588)	—	—	—

Total	$68,774	$(68,774)	$ —	$ —	$ —

aAt June 30, 2018, the Fund received U.K. Treasury Bonds and U.S. Treasury Bills and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 37.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Media	$—	$—	$651,999	$651,999
All Other Equity Investments	178,125,213	—	—	178,125,213
Short Term Investments	5,589,072	8,800,000	—	14,389,072

Total Investments in Securities	$183,714,285	$8,800,000	$651,999	$193,166,284

Other Financial Instruments:
Futures Contracts	$272,627	$—	$—	$272,627
Forward Exchange Contracts	—	3,839,590	—	3,839,590

Total Other Financial Instruments	$272,627	$3,839,590	$—	$4,112,217

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$68,774	$—	$68,774

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 17, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.
UBSW	UBS AG

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN MUTUAL SERIES FUNDS

Franklin Mutual International Fund

(Fund)

The Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “independent trustees”), at an in-person meeting held on May 17, 2018, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such renewal, the independent trustees participated in two other meetings held in connection with the renewal process. Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plan, distribution, shareholder servicing, legal and compliance matters, pricing of securities, sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients. The Board also noted that it received an annual report on all payments made by FTI or the Fund to financial intermediaries engaged in the sale of Fund shares, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc., an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the renewal process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

The trustees reviewed the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the investment manager. As part of this review, particular attention was given to management’s diligent risk management program, including continual monitoring and management of cybersecurity, liquidity and counterparty credit risk, and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goal(s). The Board also took into account, among other things, management’s efforts in

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establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided, and to be provided, by the investment manager. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Fund. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group of funds, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The Board considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The Board considered the nature, extent and quality of the services to be provided under the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided, and to be provided, by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations on May 31, 2009, the trustees reviewed the investment performance of the Fund for the one-, three- and

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five-year periods ended December 31, 2017. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition to the materials provided by management in connection with the renewal process, the independent trustees requested supplemental information and additional presentations from the investment manager and senior management of FTI regarding the performance of the investment manager and the Fund. As part of these presentations, it was noted that senior management of FTI is conducting a review of the investment manager and the Fund and will report the results thereof to the independent trustees when completed. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional international multi-cap value funds. The Fund had total returns in the lowest performing quintile for the one-year period ended December 31, 2017, and had annualized total returns for the three- and five-year periods in the second-lowest performing quintile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees discussed with management the reasons for the relative underperformance for the one-, three-, and five-year periods ended December 31, 2017. While disappointed with the relative underperformance of the Fund, the Board did not believe that any changes with respect to the Fund were warranted at the time. The Board noted that it would continue to monitor future performance and, when available, would evaluate the results of the review being conducted by senior management of FTI.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profitability of the investment manager and its affiliates from their respective relationships with the Fund. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. As part of this discussion, the Board took into account the extension for an additional year of the fee waiver and expense limitation arrangement. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the most expensive quintile of its Lipper expense group and its total expenses were in the second-most expensive quintile of such group. The Board noted that the Fund’s total expenses were within 6 basis points of its expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2017, the most recent fiscal year-end of Franklin Resources, Inc. The trustees

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reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by the investment manager through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the limited size of assets under management.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter Franklin Mutual International Fund
Investment Manager Franklin Mutual Advisers, LLC
Distributor
Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services (800) 632-2301 - (Class A, C, R & R6) (800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	373 S 08/18

Item 2.  Code of Ethics.

(a)  The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f)  Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)  The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.  Principal Accountant Fees and Services. N/A

Item 5.  Audit Committee of Listed Registrants. N/A

Item 6. Schedule	of Investments. N/A

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases	of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.  Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date August 24, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date: August 24, 2018